                                                                    EXHIBIT 99.8

--------------------------------------------------------------------------------

                        PRO FORMA VALUATION UPDATE REPORT
                      MUTUAL HOLDING COMPANY STOCK OFFERING


                                 PROVIDENT BANK
                              Montebello, New York



                                  Dated As Of:
                                October 30, 1998

--------------------------------------------------------------------------------








                                  Prepared By:

                                RP Financial, LC.
                             1700 North Moore Street
                                   Suite 2210
                            Arlington, Virginia 22209

RP FINANCIAL, LC.
------------------------------------------
FINANCIAL SERVICES INDUSTRY CONSULTANTS


                                                                October 30, 1998


Board of Directors
Provident Bank
400 Rella Boulevard
Montebello, New York  10901

Members of the Board:

         We have completed and hereby provide an updated independent appraisal of the estimated pro forma market value of the Common Stock in connection with the mutual-to-stock conversion transaction described below.

         This Appraisal is furnished pursuant to the conversion regulations promulgated by the Office of Thrift Supervision ("OTS"). This Appraisal has been prepared in accordance with the written valuation guidelines promulgated by the OTS, most recently updated as of October 21, 1994. Specifically, this Appraisal has been prepared in accordance with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the OTS, as successor to the Federal Home Loan Bank Board ("FHLBB"), dated as of October 21, 1994; and applicable regulatory interpretations thereof.

         Our original appraisal report, dated September 4, 1998 (the "Original Appraisal"), is incorporated herein by reference. As in the preparation of our Original Appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.


DESCRIPTION OF REORGANIZATION AND STOCK ISSUANCE PLAN
-----------------------------------------------------

         We understand that the Board of Directors of Provident Bank, Montebello, New York ("Provident" or the "Bank") has adopted a Plan of Conversion, incorporated herein by reference, in which the Bank will reorganize from the mutual form of organization to the mutual holding company form of organization. In the reorganization process, to become effective concurrent with the completion of the stock sale, Provident will become a wholly-owned subsidiary of Provident Bancorp, Inc. (the "Holding Company"), and Provident Bancorp, Inc. will issue a majority of its common stock to Provident Bancorp, M.H.C. (the "MHC"), and sell a minority of its common stock to the public. The above structure reflects what is called a "two-tier" mutual holding company structure. It is a two-tier structure because it will have two levels of holding companies: a "mid-tier" stock holding company and a "top-tier" mutual holding company. The number of shares of common stock sold to the public will approximate 46.61 percent of the shares issued in the offering, and the number of shares issued to the MHC will approximate 53.39 percent of the shares issued in the offering.

--------------------------------------------------------------------------------

Board of Directors
Provident Bank
October 30, 1998
Page 2


         It is anticipated that the public shares will be issued to the Bank's Eligible Account Holders, the ESOP, Supplemental Eligible Account Holders, Other Members and employees, officers, and directors of the MHC and the Bank. Any shares that are not sold in the Subscription offering may be offered in the Community offering.

         The aggregate amount of stock sold by the Holding Company cannot exceed the appraised value of the Bank. Immediately following the offering, the primary assets of the Holding Company will be the capital stock of the Bank and the net offering proceeds remaining after contributing proceeds to the Bank in exchange for 100 percent of the capital stock of the Bank. The Holding Company will contribute at least 50 percent of the net offering proceeds in exchange for the Bank's capital stock. The remaining net offering proceeds, retained at the Holding Company, will be used to fund a loan to the ESOP with the remainder to be used as general working capital.


LIMITING FACTORS AND CONSIDERATIONS
-----------------------------------

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the Common Stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change time to time, no assurance can be given that persons who purchase shares of common stock in the Conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof.

         RP Financial's updated valuation was determined based on the financial condition and operations of the Bank as of September 30, 1998, the date of the most recent financial data included in the Holding Company's Prospectus.

         RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client financial institutions.

         This valuation will be updated as provided for in the conversion regulations and guidelines. These updates will consider, among other things, any developments or changes in the Bank's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update.

Board of Directors
Provident Bank
October 30, 1998
Page 3

DISCUSSION OF RELEVANT CONSIDERATIONS
-------------------------------------

    1.       Financial Results
             -----------------

             Table 1 presents summary balance sheet and income statement details for the twelve months ended June 30, 1998 and updated unaudited financial information through September 30, 1998. The overall composition of Provident's updated balance sheet was comparable to the June 30, 1998 data, with the Bank experiencing modest asset growth during the quarter. Updated reported earnings for the trailing twelve months ended June 30, 1998 diminished modestly, primarily as a result of increased loan loss provisions and operating expenses.

             Growth Trends
             -------------

             Provident's total assets increased by $12 million over the three months ended September 30, 1998, largely attributable to continued expansion of the loan portfolio which was funded by an increase in borrowed funds. Capital increased as a result of interim earnings, although the equity/assets ratio expanded only modestly as the rate of increase in capital was nearly matched by the growth rate of total assets.

             Loan Receivable
             ---------------

             The balance of loans receivable increased from $440.4 million, as of June 30, 1998, to $463.7 million, as of September 30, 1998, equal to 67.01 percent of total assets. Expansion of the loan portfolio over the three months ended September 30, 1998, reflects the strong loan origination volumes in the low rate environment which were partially offset by an accelerated level of loan prepayments and the resumption of residential loan sales.

             Investments and Mortgage-Backed Securities
             ------------------------------------------

             The balance of investments and mortgage-backed securities remained relatively stable over the quarter ended September 30, 1998 with the principal difference being the modest increase in the level of mortgage-backed securities available for sale and a reduction in mortgage-backed securities held to maturity. The composition of the portfolio remained consistent with the mixture described in the Original Appraisal.

             Funding Structure
             -----------------

             Deposit balances decreased by $7 million over the three months ended September 30, 1998. Management generally sees some deposit outflow during the fourth quarter, due to real estate tax payments, which are generally made during the month of September. The reduction in deposit funds was offset by an increase in borrowed funds consisting of FHLB advances.

             Equity
             ------

             After-tax earnings of $798,000 during the three months ended September 30, 1998, coupled with the impact of a upward equity adjustment on the available for sale portfolios resulted in equity growth to $55.2 million. The Bank's equity/assets ratio increased modestly to

Board of Directors
Provident Bank
October 30, 1998
Page 4

                                     Table 1
                                 Provident Bank
                              Recent Financial Data

                                                                   At June 30, 1998                 At September 30, 1998
                                                              ---------------------------        ---------------------------
                                                                                   (% of                              (% of
                                                              Amount              Assets)        Amount              Assets)
                                                              ------              -------        ------              -------
                                                              ($000)                (%)          ($000)                (%)
Balance Sheet Data
------------------
Total Assets                                                 $679,104             100.00%       $691,068             100.00%
Loans Receivable (net)                                        440,360              64.84%        463,667              67.09%
Mortgage-Backed Securities - HTM                               89,334              13.15%         79,226              11.46%
Mortgage-Backed Securities - AFS                               43,775               6.45%         49,912               7.22%
MBS - Held for Investment                                          --               0.00%             --               0.00%
Investment Securities - HTM                                    20,197               2.97%         19,176               2.77%
Investment Securities - AFS                                    48,629               7.16%         48,071               6.96%
Investment Securities (Held for Investment)                        --               0.00%             --               0.00%
Deposits                                                      580,075              85.42%        573,179              82.94%
Borrowed Funds                                                 25,048               3.69%         38,646               5.59%
Total Equity                                                   53,879               7.93%         55,200               7.99%
                                                                    12 Months Ended                    12 Months Ended
                                                                     June 30, 1998                    September 30, 1998
                                                               ---------------------------        ----------------------------
                                                                                (% of Avg.                          (% of Avg.
                                                               Amount             Assets)         Amount              Assets)
                                                               ------             ------          ------              ------
                                                               ($000)               (%)           ($000)                (%)
Summary Income Statement
------------------------
Interest Income                                              $ 47,539               7.25%       $ 47,948               7.23%
Interest Expense                                              (20,718)             -3.16%        (20,880)             -3.15%
                                                             --------              ------       --------              ------
  Net Interest Income                                        $ 26,821               4.09%       $ 27,068               4.08%
Provision for Loan Losses                                      (1,530)             -0.23%         (1,737)             -0.26%
                                                             --------              ------       --------              ------
  Net Interest Income After Provisions                       $ 25,291               3.86%       $ 25,331               3.82%

Other Operating Income                                          2,797               0.43%          3,080               0.46%
Operating Expense                                             (21,056)             -3.21%        (21,823)             -3.29%
                                                             --------              ------       --------              ------
  Net Operating Income                                       $  7,032               1.07%       $  6,588               0.99%

Net Income Before Tax                                           7,032               1.07%          6,588               0.99%
Income Taxes                                                   (2,454)             -0.37%         (2,346)             -0.35%
                                                             --------              ------       --------              ------
  Net Income/(Loss)                                          $  4,578               0.70%       $  4,242               0.64%

Estimated Core Earnings
-----------------------
Net Income                                                   $  4,578               0.70%       $  4,242               0.64%
Addback(Deduct):  Non-Recurring (Inc)/Exp                          --               0.00%             --               0.00%
Tax Effect (1)                                                     --               0.00%             --               0.00%
                                                             --------              ------       --------              ------
  Estimated Core Net Income                                  $  4,578               0.70%       $  4,242               0.64%
Memo:
  Expense Coverage Ratio (2)                                                      127.38%                            124.03%
  Efficiency Ratio (3)                                                             71.09%                             72.39%
  Effective Tax Rate                                                               35.61%                             35.61%

(1)  Reflects effective tax rate for each period.
(2)  Net interest income divided by operating expenses.
(3) Operating expenses as a percent of the sum of net interest income and other income (excluding gain on sale).

Source:  Provident's audited and unaudited financial statements.

Board of Directors
Provident Bank
October 30, 1998
Page 5


equal to 7.99 percent as of September 30, 1998. The Bank maintained capital surpluses relative to all of its regulatory capital requirements and was a "well capitalized" institution.

             Income and Expense Trends
             -------------------------

             Table 1 also shows the Bank's historical income statements for twelve months ended June 30, 1998 and updated information as of September 30, 1998. Provident's earnings diminished modestly based on updated financial data, primarily as operating expenses and loan loss provisions increased, which were partially offset by increases in net interest income and other income. Overall, net income decreased from $4.6 million for the twelve months ended June 30, 1998 to $4.2 million for the twelve months ended September 30, 1998. The Bank's return on average assets ("ROA") decreased slightly to 0.64 percent.

             Provident's net interest income increased modestly for the most recent trailing 12 month period in dollar terms but decreased slightly as a percent of average assets. Specifically, net interest income increased to $27.1 million while the net interest margin as a percent of assets decreased by 1 basis point to equal 4.08 percent.

             Non-interest income increased modestly based on updated financial data through September 30, 1998. Specifically, non-interest income increased by approximately $283,000 to equal $3.1 million, primarily as a result of increased loan volumes and gains on sale as well as higher deposit fee income.

             Provident's operating expenses increased to $21.8 million, equal to
3.29 percent of average assets, versus $21.1 million for the twelve months ended June 30, 1998. The increase reflects the cost of terminating the long-term incentive plan (approximately $200,000) in anticipation of the conversion as well as expenses attributable to the upcoming data conversion. While these specific expenses are expected to diminish in the future, the Bank expects to realize increases to operating expenses due to costs related to operating the new data processing system and the stock benefit plans among other factors.

             Provident's efficiency ratio (operating expenses as a percent of the sum of net interest income and other operating income) of approximately
72.39 percent for the most recent 12 months reflected an increase from the 71.09 percent ratio reported for the twelve months ended June 30, 1998, with the deterioration largely reflecting growth in operating expenses.

             Provisions for loan losses increased to $1.7 million, equal to 0.26 percent of average assets, primarily as a result of loan growth as well as the changing composition of the loan portfolio.

    2.   Peer Group Financial Comparisons
         --------------------------------

         Tables 2 and 3 present updated financial characteristics and operating results for Provident, the Peer Group and all publicly-traded savings institutions. Provident's ratios are based on financial data through June 30, 1998 while the Peer Group's ratios are based on financial data through September 30, 1998.

Board of Directors
Provident Bank
October 30, 1998
Page 6


             Financial Condition
             -------------------

             In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios examined in the earlier appraisal analyses. Relative to the Peer Group, the Bank's interest-earning asset composition continued to reflect a higher level of loans and a lower level of MBS and cash and investments.

             The Peer Group continues to maintain a higher ratio of capital relative to Provident on a pre-conversion basis. Provident's net worth base of
8.0 percent was below the Peer Group's average net worth ratio 13.6 percent; however, with the addition of stock proceeds, the Bank's pro forma capital position (consolidated with the holding company) is expected to increase to levels more closely approximating but still below the Peer Group average. As discussed in the Original Appraisal, the Bank's higher pro forma capital will provide greater leverage potential than the Peer Group, although in the intermediate term the higher capital will lead to a disadvantage in terms of return on equity ("ROE").

             Provident's funding liabilities continue to reflect a strategy which is more dependent upon retail deposits as deposits equaled 82.9 percent versus 73.3 percent for the Peer Group on average while the Peer Group relied on a comparatively higher level of borrowed funds (5.6 percent for the Bank versus
10.2 percent of assets on average for the Peer Group).

             The Bank's interest-earning assets ("IEA") position (including cash and equivalents) has reduced to 95.5 percent, which continues to fall short of the Peer Group average of 96.6 percent. The Bank also continues to maintain a higher ratio of interest-bearing liabilities ("IBL"), equal to 88.5 percent of assets as of September 30, 1998, relative to the Peer Group's ratio of 83.5 percent, reflecting the Bank's lower capitalization. The strengthened capital position from conversion, the potential withdrawal of deposits to purchase conversion stock and the reinvestment of proceeds should enhance Provident's financial position and earnings power.

             Updated growth rates for the Bank and the Peer Group suggest little change relative to the trends noted in the Original Appraisal (the Bank's growth rates are annual rates for the twelve months ended September 30, 1998 while the Peer Group's growth rates are for the twelve months ended June 30, 1998. In this regard, growth of assets continues to fall short of the Peer Group asset growth, although loans and MBS increased at a more comparable rate. The Bank's asset growth was funded with both deposits and through strong growth of borrowed funds, particularly in the most recent quarter.

             Capital growth rates posted by the Bank and the Peer Group equaled positive 9.53 percent and 7.91 percent, respectively, as the impact of stronger reported earnings of the peer Group were offset by the payment of dividends. Following the increase in capital realized from the stock offering proceeds, Provident's rate of capital growth may be diminished modestly as the enhanced earnings levels are offset by the sharply increase equity in the ROE equation.

             Income and Expense Trends
             -------------------------

             Provident's profitability remained below the Peer Group average, equal to 0.64 percent of average assets for the twelve months ended September 30, 1998, while the Peer Group's earnings equaled 0.85 percent of average assets. The relatively higher returns posted by

     RP FINANCIAL, LC.
     ------------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700
                                     Table 2
                   Balance Sheet Composition and Growth Rates
                         Comparable Institution Analysis
                               As of June 30, 1998

                                                                Balance Sheet as a Percent of Assets
                                    ----------------------------------------------------------------------------------------
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------

Provident Bank
--------------
  September 30, 1998                       9.7   67.1   18.7     82.9      5.6     0.0      8.0      0.5     7.5       0.0

SAIF-Insured Thrifts                      18.9   67.4   10.4     68.6     15.9     0.1     13.5      0.3    13.2       0.0
All Public Companies                      19.4   66.8   10.5     69.2     15.7     0.1     13.2      0.3    12.9       0.0
State of NY                               21.1   57.8   17.5     68.0     16.6     0.0     13.3      0.6    12.7       0.0
Comparable Group Average                  24.6   60.1   11.9     74.5      9.2     0.1     13.4      0.3    13.1       0.0
  Mid-Atlantic Companies                  26.7   55.9   14.1     75.3      9.4     0.0     11.7      0.3    11.4       0.0
  Mid-West Companies                      18.8   70.5    7.5     81.7      2.6     0.0     14.5      0.0    14.5       0.0
  New England Companies                   31.7   62.5    1.7     64.5     12.0     0.8     21.2      0.6    20.6       0.0
  Other Comparative Companies             15.3   65.4   16.3     69.0     15.1     0.0     13.2      0.1    13.1       0.0

Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)       7.1   62.2   27.0     69.0     21.2     0.0      6.2      0.2     6.0       0.0

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)      37.7   54.5    4.7     77.0     11.9     0.0     10.7      0.0    10.7       0.0
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)   33.7   53.6   10.9     69.5      0.0     0.0      8.0      0.0     8.0       0.0
SBFL  Fingr Lakes Fin.MHC OF NY (33.1)    26.4   51.5   18.2     72.6     17.9     0.0      8.5      0.0     8.5       0.0
HARS  Harris Fin. MHC of PA (24.9)        56.1   40.5    0.1     48.4     41.3     0.0      8.1      0.8     7.3       0.0
LFED  Leeds Fed Bksr MHC of MD (36.3)     29.6   63.1    4.9     81.0      0.2     0.0     16.3      0.0    16.3       0.0
LIBB  Liberty Bancorp MHC of NJ (47)      12.9   65.2   20.5     81.8      0.0     0.0     13.1      0.0    13.1       0.0
NBCP  Niagara Bancorp of NY MHC (45.4)    23.3   50.6   21.5     74.1      4.3     0.0     19.0      0.0    19.0       0.0
NWSB  Northwest Bcrp MHC of PA (30.8)     21.5   74.4    1.3     78.9     11.3     0.0      8.5      0.9     7.6       0.0
PBHC  Pathfinder BC MHC of NY (45.2)      16.6   65.6   10.0     79.5      7.6     0.0     11.9      1.7    10.1       0.0
PHSB  Ppls Home SB, MHC of PA (45.0)      21.2   42.4   33.4     78.1      8.3     0.0     12.7      0.0    12.7       0.0
PLSK  Pulaski SB, MHC of NJ (47.0)        14.2   53.0   29.8     87.2      0.3     0.0     11.8      0.0    11.8       0.0

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)      14.2   74.4    7.1     87.2      0.1     0.0     10.5      0.0    10.5       0.0
WAYN  Wayne Svgs Bks MHC of OH (48.2)     13.8   79.6    2.7     83.8      6.2     0.0      9.5      0.0     9.5       0.0
WCFB  Wbstr Cty FSB MHC of IA (45.6)      28.3   57.4   12.8     74.2      1.4     0.0     23.4      0.0    23.4       0.0

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA (47.0)     36.8   61.9    0.1     56.0      9.4     0.0     33.0      0.0    33.0       0.0
PBCT  Peoples Bank, MHC of CT (41.2)      26.6   63.2    3.2     73.0     14.6     1.6      9.4      1.3     8.1       0.0

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC (47.0)    23.5   68.6    5.6     69.0      9.1     0.0     20.3      0.0    20.3       0.0

                                                  Balance Sheet Annual Growth Rates                          Regulatory Capital
                                          ------------------------------------------------------------    -------------------------
                                                 Cash and   Loans           Borrows.   Net    Tng Net
                                         Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                         ------ ----------- ------ -------- -------- -------- -------    -------- -------- --------

Provident Bank
--------------
  September 30, 1998                      6.52    -4.90     8.83      4.81    61.03    9.53   11.29         7.40   7.40    14.20

SAIF-Insured Thrifts                     14.49    11.65    12.13      9.30    12.59    3.31    3.10        11.69  11.71    24.02
All Public Companies                     14.40    10.41    12.68      9.22    12.21    3.97    3.56        11.72  11.56    23.57
State of NY                              19.09     1.10    21.34      5.26    33.93    3.67    3.46        11.91  10.87    25.14
Comparable Group Average                 16.09    21.33    10.96      5.93    -5.24    8.43    5.30        11.68  12.01    23.70
  Mid-Atlantic Companies                 16.41     6.74    12.16      5.54    -5.60    7.56    4.91        10.97  10.64    22.59
  Mid-West Companies                      2.96    34.42    -1.74      2.28   -18.55    4.24    4.24        16.52  14.51    28.57
  New England Companies                  19.04    38.73    10.86      7.42     9.31   28.45   10.92         7.90  15.51    22.78
  Other Comparative Companies            31.12    78.53    23.55     12.04       NM    7.94    5.62        11.60  11.60    22.91

Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)     46.94    78.53    44.33     29.94       NM    7.94    5.62         7.60   7.60    15.20

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)     13.55    27.57     7.33     13.64    21.53    4.84    4.84           NM  10.79    26.12
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)  55.91       NM    11.59      0.48       NM    9.55      NM         7.71   7.71    16.58
SBFL  Fingr Lakes Fin.MHC OF NY (33.1)   18.72     8.91    22.19      7.51       NM    5.22    5.22         8.41   8.41    19.12
HARS  Harris Fin. MHC of PA (24.9)       13.76    20.65     6.35     -3.13    38.65   15.31   19.13         7.10   7.10    12.99
LFED  Leeds Fed Bksr MHC of MD (36.3)     5.48     2.70     5.34      5.45   -14.81    5.49    5.49        15.80  15.80    33.26
LIBB  Liberty Bancorp MHC of NJ (47)     18.08       NM     7.37      6.86  -100.00      NM      NM         9.47   9.47    23.98
NBCP  Niagara Bancorp of NY MHC (45.4)   17.23    -2.11    24.94      0.11       NM      NM      NM        19.10  19.10    35.63
NWSB  Northwest Bcrp MHC of PA (30.8)    22.53    26.66    21.28     23.26    29.65    9.77    4.76           NM   7.82    15.91
PBHC  Pathfinder BC MHC of NY (45.2)      3.77   -24.17    11.80     -0.77    76.33    5.18  -10.22         8.34   8.34    14.22
PHSB  Ppls Home SB, MHC of PA (45.0)      5.58    -9.41    10.44     -2.06       NM      NM      NM           NM     NM       NM
PLSK  Pulaski SB, MHC of NJ (47.0)        5.88     9.83     5.09      9.55   -90.51    5.15    5.15        11.83  11.83    28.08

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)      4.30    81.50    -2.85      3.79   -37.02    4.77    4.77           NM  10.49    15.70
WAYN  Wayne Svgs Bks MHC of OH (48.2)     2.03    -4.37     2.17      2.16    -0.07    5.15    5.15         9.63   9.63    17.50
WCFB  Wbstr Cty FSB MHC of IA (45.6)      2.53    26.12    -4.55      0.89       NM    2.80    2.80        23.41  23.41    52.50

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA (47.0)    22.38    61.78     7.09     -4.06    20.06      NM      NM           NM  23.11    33.46
PBCT  Peoples Bank, MHC of CT (41.2)     15.70    15.68    14.63     18.91    -1.44   28.45   10.92         7.90   7.90    12.10

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC (47.0)   15.29       NM     2.76     -5.86       NM      NM      NM        15.59  15.59    30.61

(3) Growth rates have been annualized from available financial information.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                     Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                         Comparable Institution Analysis
                    For the Twelve Months Ended June 30, 1998

                                                        Net Interest Income                   Other Income
                                                   -----------------------------           -------------------
                                                                          Loss     NII                            Total
                                             Net                         Provis.  After    Loan   R.E.   Other    Other
                                           Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income
                                           ------  ------ ------- ------ ------- -------   ----  -----   ------  ------
Provident Bank
--------------
  September 30, 1998                         0.64    7.23    3.15   4.08   0.26    3.82    0.00   0.00    0.46     0.46


SAIF-Insured Thrifts                         0.91    7.37    4.13   3.25   0.12    3.11    0.10   0.01    0.32     0.42
All Public Companies                         0.94    7.38    4.07   3.31   0.12    3.15    0.10   0.00    0.33     0.43
State of NY                                  0.91    7.08    3.65   3.43   0.14    3.18    0.08  -0.01    0.30     0.36
Comparable Group Average                     0.86    7.12    3.93   3.19   0.12    3.07    0.16   0.00    0.26     0.42
  Mid-Atlantic Companies                     0.74    7.08    3.98   3.10   0.10    3.00    0.06   0.00    0.22     0.28
  Mid-West Companies                         0.90    7.44    4.09   3.35   0.07    3.28    0.07   0.00    0.26     0.32
  New England Companies                      1.65    7.06    3.43   3.63   0.26    3.37    0.92   0.00    0.46     1.38
  Other Comparable Companies                 0.69    6.88    3.92   2.96   0.12    2.83    0.06   0.01    0.30     0.00


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)         0.64    7.09    4.39   2.70   0.00    2.70    0.03   0.01    0.38     0.42

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)         0.77    7.25    3.86   3.39   0.07    3.32    0.00   0.01    0.23     0.24
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)      0.83    6.97    3.56   3.41   0.11    3.30    0.06   0.00    0.13     0.19
SBFL  Fingr Lakes Fin.MHC OF NY(33.1         0.41    7.20    4.26   2.94   0.06    2.88    0.03  -0.07    0.23     0.20
HARS  Harris Fin. MHC of PA (24.9)           0.83    7.10    4.71   2.38   0.08    2.31    0.07   0.04    0.24     0.35
LFED  Leeds Fed Bksr MHC of MD (36.3         1.13    6.93    4.15   2.78   0.07    2.71    0.00   0.00    0.12     0.12
LIBB  Liberty Bancorp MHC of NJ (47)(3)      0.49    6.13    3.84   2.29   0.02    2.26    0.08   0.00    0.10     0.19
NBCP  Niagara Bancorp of NY MHC(45.4         0.64    7.00    3.76   3.24   0.14    3.10    0.16   0.00    0.40     0.56
NWSB  Northwest Bcrp MHC of PA (30.8         0.93    7.66    4.17   3.49   0.18    3.31    0.14  -0.01    0.17     0.31
PBHC  Pathfinder BC MHC of NY (45.2)         0.75    7.35    3.63   3.72   0.14    3.58    0.03   0.00    0.42     0.44
PHSB  Ppls Home SB, MHC of PA (45.0)         0.80    7.12    3.70   3.42   0.20    3.23    0.00   0.00    0.35     0.35
PLSK  Pulaski SB, MHC of NJ (47.0)           0.54    7.23    4.18   3.05   0.07    2.98    0.07   0.00    0.05     0.12

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)         0.60    7.68    4.33   3.34   0.17    3.17    0.20   0.00    0.29     0.49
WAYN  Wayne Svgs Bks MHC of OH (48.2         0.71    7.55    4.35   3.20   0.02    3.17    0.00   0.00    0.25     0.25
WCFB  Wbstr Cty FSB MHC of IA (45.6)         1.40    7.10    3.58   3.52   0.02    3.50    0.00  -0.01    0.24     0.23

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)         2.09    7.62    3.50   4.12   0.01    4.10    0.01   0.01    0.15     0.17
PBCT  Peoples Bank, MHC of CT (41.2)         1.22    6.50    3.36   3.14   0.51    2.63    1.83  -0.02    0.78     2.58

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0         0.73    6.66    3.45   3.21   0.24    2.97    0.09   0.00    0.21     0.30

                                             G&A/Other Exp.    Non-Op. Items     Yields, Costs, and Spreads
                                           ----------------   --------------     -------------------------
                                                                                                                 MEMO:     MEMO:
                                              G&A  Goodwill      Net  Extrao.        Yield     Cost  Yld-Cost  Assets/  Effective
                                            Expense  Amort.     Gains  Items      On Assets Of Funds Spread    FTE Emp. Tax Rate
                                           -------- -------   ------- -------     --------- -------- ------ ----------  --------
Provident Bank
--------------
  September 30, 1998                         3.05    0.24       0.00   0.00        7.63      3.83     3.80     3,637      35.61


SAIF-Insured Thrifts                         2.18    0.03       0.06   0.00        7.50      4.74     2.75     4,252      36.89
All Public Companies                         2.21    0.03       0.06   0.00        7.45      4.64     2.81     4,225      37.11
State of NY                                  2.16    0.05      -0.09   0.00        7.66      4.22     3.44     4,660      41.50
Comparable Group Average                     2.25    0.03       0.11   0.00        7.00      4.36     2.64     4,207      35.15
  Mid-Atlantic Companies                     2.17    0.03       0.01   0.00        6.73      4.19     2.55     4,326      33.38
  Mid-West Companies                         2.30    0.00       0.15   0.00        7.68      4.85     2.84     3,079      37.58
  New England Companies                      2.64    0.03       0.53   0.00        7.38      4.26     3.12     5,587      36.35
  Other Comparable Companies                 2.22    0.02       0.15   0.00        7.09      4.73     2.36     3,869      38.23


Comparable Group
----------------

Florida Companies
-----------------
FFFL  Fidelity Bcsh MHC of FL (47.9)         2.17    0.03       0.19   0.00        7.35      4.88     2.47     4,183      41.28

Mid-Atlantic Companies
----------------------
ALLB  Alliance Bank MHC of PA (19.9)         2.41    0.00       0.00   0.00        7.50      4.37     3.13     3,700      33.58
BCSB  BCSB Bankcorp MHC of MD (38.6)(3)      2.15    0.01       0.00   0.00        6.76      4.35     2.41     4,219         NM
SBFL  Fingr Lakes Fin.MHC OF NY(33.1         2.52    0.00       0.12   0.00        7.47      4.73     2.74     2,936      39.81
HARS  Harris Fin. MHC of PA (24.9)           1.76    0.11       0.22   0.00        7.36      5.21     2.15     4,168      36.07
LFED  Leeds Fed Bksr MHC of MD (36.3         1.06    0.00       0.00   0.00        7.08      5.09     1.98    10,439      36.42
LIBB  Liberty Bancorp MHC of NJ (47)(3)      1.69    0.00       0.00   0.00        0.00      0.00     0.00     5,804         NM
NBCP  Niagara Bancorp of NY MHC(45.4         2.22    0.00      -0.48   0.00        7.30      4.41     2.88     3,606      33.86
NWSB  Northwest Bcrp MHC of PA (30.8         2.09    0.08       0.05   0.00        7.89      4.65     3.24     2,980      37.87
PBHC  Pathfinder BC MHC of NY (45.2)         3.06    0.16       0.19   0.00        7.92      4.16     3.76     2,751      31.15
PHSB  Ppls Home SB, MHC of PA (45.0)         2.76    0.00       0.10   0.00        7.34      4.30     3.04     2,983      12.72
PLSK  Pulaski SB, MHC of NJ (47.0)           2.15    0.00      -0.07   0.00        7.45      4.77     2.68     3,995      38.97

Mid-West Companies
------------------
JXSB  Jcksnville SB,MHC of IL (45.6)         2.96    0.00       0.33   0.00        8.01      4.94     3.07     2,021      41.57
WAYN  Wayne Svgs Bks MHC of OH (48.2         2.45    0.00       0.11   0.00        7.83      4.84     2.99     2,594      33.99
WCFB  Wbstr Cty FSB MHC of IA (45.6)         1.50    0.00       0.00   0.00        7.21      4.76     2.45     4,624      37.20

New England Companies
---------------------
BRKL  Brookline Bncp MHC of MA(47.0)         1.17    0.00       0.17   0.00        7.72      4.77     2.95     8,524      36.16
PBCT  Peoples Bank, MHC of CT (41.2)         4.12    0.07       0.89   0.00        7.04      3.75     3.29     2,650      36.55

South-East Companies
--------------------
GBNK  Gaston Fed Bncp MHC of NC(47.0         2.26    0.00       0.12   0.00        6.82      4.57     2.25     3,555      35.18

(3) Income and expense information has been annualized from available financial information.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
Provident Bank
October 30, 1998
Page 9


the Peer Group continue to be primarily attributable to the Bank's relatively high level of operating expenses, as Provident outperformed the Peer Group in other key areas of core operations.

             Neither Provident nor the Peer Group's net interest margin changed significantly incorporating updated financial data (the net interest margin equaled 4.08 percent and 3.16 percent of assets for the Bank and Peer Group, respectively). Provident's advantage is the result of both higher asset yields and a more favorable cost of funds.

             Loan loss provisions for Provident remain in excess of the Peer Group average (0.26 percent for Provident versus an average of 0.11 percent for the Peer Group). The Bank's higher provisions reflect the growth in high risk weight lending as well as expansion of the loan portfolio balance.

             Provident continues to generate modestly higher levels of non-interest income relative to the Peer Group, equal to 0.46 percent and 0.40 percent of average assets, respectively. Provident continued to maintain a higher operating expense ratio, equal to 3.05 percent of average assets versus an average of 2.23 percent for the Peer Group. As discussed in the Original Appraisal, Provident's higher operating expense ratio is the result of several factors including: (1) the Bank has a deposit base heavily weighted towards transaction accounts which are costly to attract and service but which favorably influence the cost of funds; (2) management continues to invest in the infrastructure it believes is required to effectively compete with the local commercial banks; and (3) the Bank maintains a service-oriented customer base and offers extended and weekend hours at its branches.

             Taking together the components of core net income through a review of the efficiency ratio (operating expenses divided by net interest income and non-interest operating income) indicates a disadvantage for the Peer Group, with an efficiency ratio of 72.39 percent versus 63.20 percent for Provident. Provident's efficiency ratio is expected to improve on a post-conversion basis with the investment of the net conversion proceeds.

             Provident's effective tax rate of 35.61 percent continues to compare closely to the Peer Group's effective tax rate of 36.99 percent, reflecting the fully taxable status of both the Bank and the Peer Group.


    3.   Stock Market Conditions
         -----------------------

         Since the date of the Original Appraisal, the performance of the overall stock market has been volatile although the broad market indices reflect an upward trend in recent weeks. Notable volatility was evident in the stock market in early-September, reflecting uncertainty about President Clinton's future and financial troubles abroad. The stock market recovered somewhat in mid-September, reflecting a rebound in financial markets around the world. Congressional testimony by the Federal Reserve Chairman sparked a 257 point increase in the DJIA on September 23, 1998, as he suggested that short-term interest rates could be cut soon. However, the rally was not sustained, as stocks declined the following day on news of Wall Street's bailout of a major hedge fund. The market continued to experience significant volatility in early October but rebounded substantially in mid-October following the Fed's decision to cut the

Board of Directors
Provident Bank
October 30, 1998
Page 10


discount rate and targeted federal funds rate by an additional 25 basis points. On October 30, 1998, the DJIA closed at 8592.1, an increase of 12.5 percent since the date of the Original Appraisal.

         Since the date of the Original Appraisal, the market for thrift issues has generally underperformed the overall stock market. Like the stock market in general, investor uncertainty provided for significant day-to-day fluctuations in thrift prices during early-September. Bargain hunting and speculation of an interest rate cut by the Federal Reserve provided for a modest rebound in thrift prices in mid-September. However, the upturn was not sustained into late-September, as the outlook for thrift stocks was dampened somewhat by expectations of less favorable earnings growth in the thrift sector due to spread compression resulting from the flat yield curve. Although thrift stocks benefited from the Fed's cut in interest rates in mid-October, thrift stocks as well as the stocks of MHC's did not recover to the same extent as the broader market. On October 30, 1998, the SNL Index for all publicly-traded thrifts closed at 676.3, an increase of 8.6 percent since the date of the Original Appraisal. Over the corresponding time frame, the SNL Index for publicly-traded MHCs has increased modestly by 5.3 percent. Importantly, since the MHC index is weighted by market capitalization, price appreciation in several of the largest companies (including Peoples Bank of CT) accounts for most of the appreciation of the MHC index.

         The average pricing measures for all publicly-traded SAIF-insured thrifts and the Peer Group have trailed the broad market indices reflecting that the rally has been concentrated more in the issues with the greatest market capitalization and market liquidity. Since the date of the Original Appraisal, the Peer Group's earnings based pricing measures have increased slightly (by 1.7 percent) while the pro forma fully converted P/B ratios have declined. The decline in the P/B measures partially reflects the incorporation of the ownership dilution attributable to waived dividends and mutual holding company assets into the pro forma P/B calculation by RP Financial. A comparative pricing analysis of all publicly-traded SAIF-insured thrifts, the Peer Group and recent conversions is shown in the table below, based on market prices as of September 4, 1998 and October 30, 1998.

Board of Directors
Provident Bank
October 30, 1998
Page 11

                         Average Pricing Characteristics

                                                          At Sept. 4,            At Oct. 30,              %
                                                             1998                   1998                Change
                                                             ----                   ----                ------
Peer Group (Fully Converted Basis)
----------------------------------
Price/Earnings (x)                                           18.71x                 19.02x               1.7%
Price/Core Earnings (x)                                      19.66                  19.97                1.6
Price/Book (%)                                               87.35%                 83.66%              (4.2)
Price/Tangible Book (%)                                      88.69                  84.78               (4.4)
Price/Assets (%)                                             18.94                  18.75               (1.0)

Publicly-Traded SAIF-Insured Thrifts
------------------------------------
Price/Earnings (x)                                           17.48x                 17.45x               (0.2)%
Price/Core Earnings (x)                                      18.12                  17.93                (1.0)
Price/Book (%)                                              126.92%                126.24%               (0.5)
Price/Tangible Book (%)                                     131.27                 131.58                 0.2
Price/Assets (%)                                             16.12                  16.02                (0.6)

Recent Conversions(1)
---------------------
Price/Core Earnings (x)(2)                                   20.32x                 17.86x              (12.7)%
Price/Book (%)                                               84.01%                 69.74               (17.0)

(1)  Ratios based on conversions completed for prior three months.
(2) Companies with P/E multiples of greater than 30x have been excluded from the average.


             The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the Original Appraisal, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. Since the date of the Original Appraisal, the market for new issues has weakened, notwithstanding the improvement in the broader market overall. The average pro forma price/tangible book of the recent conversions equaled 69.74 percent as of October 30, 1998, which reflects a 17.0 percent decline. The average pro forma price/core earnings multiple equaled 17.86 times which reflects a 12.7 percent reduction between the date of the Original Appraisal and October 30, 1998. The meaningfulness of this data is diminished somewhat by the fact that the current group of companies converted over the last three months has diminished to one. At the same time, there have been two recently completed stock offerings by mutual holding companies as noted below.

             Since the date of the Original Appraisal, two mutual holding company offerings have been completed involving companies which were subsequently publicly traded. The companies are Sound Bancorp and West Essex Bancorp which converted at a pro forma P/B ratio (fully converted basis) of 67.4 percent and 63.6 percent, respectively. Sound Bancorp sold to just above the minimum of its valuation range while West Essex Bancorp sold to between the minimum and midpoint, which is in contrast to the oversubscriptions prevailing earlier in the year. The aftermarket price performance of these two recent mutual holding company transactions also reflects the weakness in the new issue market as both companies traded down in

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                                  Table 4
                                                                                        Market Pricing Comparatives
                                                                                       Prices As of October 30, 1998

                                        Market       Per Share Data
                                    Capitalization   --------------            Pricing Ratios(3)                  Dividends(4)
                                    ---------------  Core    Book    ---------------------------------------  ----------------------
                                    Price/   Market  12-Mth  Value/                                           Amount/        Payout
Financial Institution               Share(1)  Value  EPS(2)  Share     P/E     P/B    P/A     P/TB   P/CORE   Share   Yield Ratio(5)
---------------------               -------  ------- ------- ------- ------- ------- ------- ------- -------- ------- ------ -------
                                       ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)      ($)     (%)     (%)
SAIF-Insured Thrifts                 15.93   145.23   0.91   13.27   17.45  126.24   16.02  131.58   17.93     0.33   2.07   33.36
All Public Companies                 16.18   165.64   0.95   13.19   17.02  128.28   15.99  133.37   17.68     0.34   2.06   32.75
Special Selection Grouping(8)        10.00    53.57   0.56   14.34    0.00   69.74   18.99   69.74   17.86     0.00   0.00    0.00
State of NY                          18.47   441.11   1.07   14.75   17.09  120.88   17.16  124.08   18.96     0.36   1.71   29.80


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY       10.00    53.57   0.56   14.34      NM   69.74   18.99   69.74   17.86     0.00   0.00    0.00



                                             Financial Characteristics(6)
                                     -------------------------------------------------------
                                                                Reported         Core
                                      Total  Equity/  NPAs/  --------------- ---------------
Financial Institution                Assets  Assets  Assets    ROA     ROE     ROA     ROE
---------------------                ------  ------- ------- ------- ------- ------- -------
                                     ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                 1,108   13.79    0.64    0.91    7.84    0.87    7.41
All Public Companies                 1,200   13.52    0.63    0.94    8.27    0.90    7.79
Special Selection Grouping(8)          282   27.23    1.28    0.47    1.74    1.06    3.91
State of NY                          2,655   14.46    0.65    0.81    6.71    0.95    7.25


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
CNYF  CNY Financial Corp of NY         282   27.23    1.28    0.47    1.74    1.06    3.91

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes Converted Last 3 Mths (no MHC);

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Directors
Provident Bank
October 30, 1998
Page 13


the aftermarket initially and remain at or below their IPO price currently. Key characteristics of these two offerings are set forth in the schedule below.

             In evaluating MHC offerings we considered recent fundamental characteristics such as market capitalization, market area and financial condition and recent operating results. In comparison, Provident's market capitalization is expected to be comparable (fully converted basis), the market area served is relatively comparable, and the ROE is comparable to better.

                                                       At IPO(1)                                  Price
                                            -----------------------------         10/30/98        Change
Mutual Holding Company                      Price         P/B         P/E           Price        Since IPO
----------------------                      -----         ---         ---           -----        ---------
                                             ($)          (%)         (x)

Sound Bancorp                               $10.00       67.4%       12.8x          $10.00          0.0%
West Essex Bancorp                           10.00       63.6        23.8            9.75          (2.5)

(1)  Reflects fully-converted pricing ratios.


SUMMARY OF ADJUSTMENTS
----------------------

         Based on the foregoing, we have changed one key valuation parameter since the First Update, as described more fully below.

                                                                  Previous               Current Change in
Key Valuation Parameters                                    Valuation Adjustment        Valuation Adjustment
------------------------                                    --------------------        --------------------
Financial Condition                                         Slight Downward             No Change
Profitability, Growth and Viability of Earnings             Slight Downward             No Change
Asset Growth                                                No Adjustment               No Change
Primary Market Area                                         Slight Upward               No Change
Dividends                                                   Slight Downward             No Change
Liquidity of the Shares                                     No Adjustment               No Change
Marketing of the Issue                                      Moderate Downward           Significant Downward
Management                                                  No Adjustment               No Change
Effect of Government Regul. & Reg. Reform                   No Adjustment               No Change

         There were no material changes in the updated financial conditions of the Bank and the Peer Group of public MHCs, and the differences between the Bank's and the Peer Group remained the same as discussed in the Original Appraisal. However, we note a modest reduction in the reported and core earnings of Provident versus the Peer Group, some of which is attributable to one-time events. Overall, the valuation adjustments for financial condition and profitability, growth, and viability of earnings remain unchanged from those applied in the Original Appraisal. The factors concerning the valuation parameters of primary market area,

Board of Directors
Provident Bank
October 30, 1998
Page 14

dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the Original Appraisal date. Accordingly, those parameters were not discussed further in this update.

         The general market for thrift stocks has been flat although the SNL Thrift Index has appreciated owing to a rally in the higher capitalization issues. We note that the average pricing ratios for all publicly-traded SAIF-insured institutions has diminished slightly. Additionally, the two publicly traded mutual holding companies which have recently issued stock (Sound Bancorp and West Essex Bancorp) traded down initially in the after-market. Accordingly, we believe the valuation adjustment for marketing of the issue should be changed from the moderate downward adjustment as set forth in the Original Appraisal to a significant downward adjustment.

         Overall, taking into account the foregoing factors, particularly the reduction in P/B ratios of the Peer Group as well as the performance of the two recent mutual holding company conversions, we believe that a reduction in the Bank's valuation ratios on a fully converted basis are appropriate.


VALUATION APPROACHES
--------------------

         In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Provident to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, updated information consistent with the prospectus for the effective tax rate, offering expenses, reinvestment rate and stock benefit plans utilized in the Original Appraisal did not change in this update. The pro assumptions are summarized in Exhibits 2 and 3.

         Consistent with the Original Appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. The updated appraisal also incorporates a technical analysis of recently completed stock conversions, including principally the P/B approach which (as discussed in the Original Appraisal) is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

         Based on the foregoing, we have concluded that the pro forma market value range of Provident's stock is subject to a decrease. Therefore, as of October 30, 1998, RP Financial concluded that the pro forma market value of Provident's stock as a mutual holding company on a fully-converted basis, is equal to $62,000,000, which represents a 4.6 percent decrease from the midpoint valuation of $65,000,000 concluded in the Original Appraisal.

             1. P/B Approach. P/B ratios are a useful benchmark in the valuation
                ------------
of thrift stocks. Based on the midpoint value, Provident's pro forma full conversion P/TB ratio was 59.48 percent (versus the 61.88 percent midpoint valuation in the Original Appraisal). Relative to the average P/TB ratio indicated for the Peer Group of 84.78 percent (fully converted basis), Provident's

Board of Directors
Provident Bank
October 30, 1998
Page 15


updated valuation reflected a 29.8 percent discount relative to the Peer Group (versus the 30.2 percent discount applied in the Original Appraisal). The lower discount is warranted, notwithstanding the weak new issue market, due to the change to RP Financial's data base which now explicitly incorporates the dilution attributable to the dividend waiver by the MHC's of the Peer Group. Importantly, the pro forma P/TB at the midpoint of 59.48 percent is discounted only modestly from the fully converted ratios of Sound Bancorp and West Essex Bancorp, which equaled 67.43 percent and 62.46 percent, respectively as of October 30, 1998.

             2. P/E Approach. In applying the P/E approach, RP Financial's
                ------------
valuation conclusions were based on the Bank's and the Peer Group's recurring or "core" earnings estimates, which eliminated the effects of one-time non-recurring items from the earnings of each. Provident's core earnings for the twelve months ended September 30, 1998 equaled $4.242 million (see Table 1). Based on Provident's core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's core P/E multiple at the $62.0 million midpoint value (full conversion) equaled 11.60 times (versus the 11.34 times midpoint valuation in the Original Appraisal). Comparatively, the Peer Group posted an average core P/E multiple of 19.97 times (fully converted basis), which indicated a discount of 39.6 percent in the Bank's core P/E multiple (versus a discount of 42.3 percent as indicated in the Original Appraisal). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 5, and the updated pro forma calculations are detailed in Exhibits 2 and 3.

             3. P/A Approach. P/A ratios are generally not as a reliable
                ------------
indicator of market value, as investors do not place significant weight on total assets as a determinant of market value. Investors typically place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis. At the $62.0 million midpoint of the valuation range, Provident exhibited a pro forma P/A ratio of 8.34 percent. In comparison to the Peer Group's average P/A ratio of 18.75 percent (fully converted basis), Provident's P/A ratio indicated a discount of 55.5 percent (versus a discount of 53.3 percent at the fully-converted midpoint valuation in the Original Appraisal).


SUMMARY
-------

         Based on the foregoing, we have concluded that Provident's estimated pro forma market value should be reduced from the level in the Original Appraisal. Accordingly, it is our opinion, as of October 30, 1998, the estimated aggregate pro forma market value of the offering shares in a full stock conversion, was $62,000,000 at the midpoint, equal to 6,200,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15 percent offering range indicates a minimum offering value of $52,700,000, and a maximum offering value of $71,300,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to an offering of 5,270,000 shares at the minimum to 7,130,000 shares at the maximum. In the event that the appraised value is subject to an increase, up to 8,199,500 shares may be sold in the offering at an issue price of $10.00 per share, for an aggregate market value of $81,995,000, without a resolicitation.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                         Table 5
                                                                 Public Market Pricing
                                                          Provident Bank and the Comparables
                                                                 As of October 30, 1998



                                                 Market
                                             Capitalization   Per Share Data           Pricing Ratios(3)
                                            ------------------------------------------------------------------------
                                                               Core    Book
                                             Price/   Market  12-Mth  Value/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
                                            -------- ------- ------- ------- ------- ------- ------- ------- -------
                                              ($)     ($Mil)   ($)     ($)     (X)      (%)    (%)      (%)    (X)
 Provident Bank
---------------------
 Superrange                                   10.00    82.00    0.70   15.23   14.38   65.65   10.78   67.64   14.38
 Range Maximum                                10.00    71.30    0.77   16.24   12.94   61.57    9.49   63.58   12.94
 Range Midpoint                               10.00    62.00    0.86   17.40   11.60   57.46    8.34   59.48   11.60
 Range Minimum                                10.00    52.70    0.98   18.97   10.17   52.70    7.16   54.71   10.17


SAIF-Insured Thrifts(7)
-----------------------
 Averages                                     15.93   145.23    0.91   13.27   17.45  126.24   16.02  131.58   17.93
 Medians                                        ---      ---     ---     ---   16.67  114.33   14.91  115.21   17.62

All Non-MHC State of NY(7)
--------------------------
 Averages                                     16.51   320.49    1.02   16.00   16.73   99.42   13.49  110.80   17.29
 Medians                                        ---      ---     ---     ---   15.43  109.19   17.84  113.39   18.04

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
 Averages                                     13.66   220.94    0.70   16.14   19.02   83.66   18.75   84.78   19.97
 Medians                                        ---      ---     ---     ---   18.81   84.31   17.42   83.92   19.47


Publicly-Traded MHC Institutions, Full Conversion Basis
----------------------------
ALLB  Alliance Bank MHC of PA (19.9)          12.75    43.75    0.88   18.08   14.49   70.52   14.11   70.52   14.49
BCSB  BCSB Bankcorp MHC of MD (38.6)          10.06    61.79    0.52   12.62   19.35   79.71   20.15   79.71   19.35
BRKL  Brookline Bncp MHC of MA(47.0)          13.00   379.26    0.69   15.42   18.31   84.31   37.56   84.31   18.84
FFFL  Fidelity Bcsh MHC of FL (47.9)          23.56   171.73    1.21   23.69   16.59   99.45   11.08  100.99   19.47
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          10.00    35.93    0.40   11.91   21.74   83.96   12.86   83.96   25.00
GBNK  Gaston Fed Bncp MHC of NC(47.0          13.13    59.27    0.48   15.16   25.75   86.61   25.77   86.61   27.35
HARS  Harris Fin. MHC of PA (24.9)            15.56   600.85    0.71   15.38   19.45  101.17   22.01  104.43   21.92
JXSB  Jcksnville SB,MHC of IL (45.6)          14.25    28.14    0.55   16.39   19.52   86.94   15.28   86.94   25.91
LFED  Leeds Fed Bksr MHC of MD (36.3          14.25    79.40    0.85   16.98   16.76   83.92   22.81   83.92   16.76
LIBB  Liberty Bancorp MHC of NJ (47)           9.63    37.57    0.45   12.98   21.40   74.19   13.79   74.19   21.40
NBCP  Niagara Bancorp of NY MHC(45.4          11.00   327.89    0.56   13.78   26.19   79.83   21.86   79.83   19.64
NWSB  Northwest Bcrp MHC of PA (30.8          11.88   574.56    0.66   12.03   17.73   98.75   19.63  102.68   18.00
PBHC  Pathfinder BC MHC of NY (45.2)          11.63    32.33    0.62   14.05   16.86   82.78   15.14   90.79   18.76
PBCT  Peoples Bank, MHC of CT (41.2)          25.56 1,940.21    1.13   25.32   14.36  100.95   19.08  107.58   22.62
PHSB  Ppls Home SB, MHC of PA (45.0)          13.75    39.28    0.78   17.19   16.57   79.99   15.90   79.99   17.63
PLSK  Pulaski SB, MHC of NJ (47.0)            10.75    23.28    0.65   15.31   17.62   70.22   11.72   70.22   16.54
SKBOD Skibo Fin Corp MHC of PA(45.0)          12.00    28.36    0.60   16.19   22.64   74.12   17.79   74.12   20.00
SFFS  Sound Bancorp MHC of NY (44.1)          10.00    52.13    0.78   14.83   12.82   67.43   17.42   67.43   12.82
WAYN  Wayne Svgs Bks MHC of OH (48.2          18.25    46.32    0.90   18.06   18.81  101.05   16.51  101.05   20.28
WCFB  Wbstr Cty FSB MHC of IA (45.6)          16.00    36.75    0.83   18.06   19.28   88.59   31.73   88.59   19.28
WEBK  West Essex MHC of NJ (42.2)              9.75    41.02    0.42   15.61   23.21   62.46   11.49   62.46   23.21
                                                   Dividends(4)                Financial Characteristics(6)
                                              ----------------------- -------------------------------------------------------
                                                                                                 Reported         Core
                                              Amount/         Payout   Total  Equity/  NPAs/ ---------------- ---------------
                                              Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                              ------- ------ ------- ------  ------- ------- -------  ------- -------  ------
                                                 ($)    (%)    (%)   ($Mil)    (%)      (%)    (%)      (%)    (%)     (%)
 Provident Bank
---------------------
 Superrange                                      0.00   0.00    0.00    761    16.42    0.85    0.75    4.56    0.75    4.56
 Range Maximum                                   0.00   0.00    0.00    752    15.41    0.86    0.73    4.76    0.73    4.76
 Range Midpoint                                  0.00   0.00    0.00    744    14.51    0.87    0.72    4.95    0.72    4.95
 Range Minimum                                   0.00   0.00    0.00    736    13.59    0.88    0.70    5.18    0.70    5.18


SAIF-Insured Thrifts(7)
-----------------------
 Averages                                        0.33   2.07   33.36  1,108    13.79    0.64    0.91    7.84    0.87    7.41
 Medians                                          ---    ---     ---    ---      ---     ---     ---     ---     ---     ---

All Non-MHC State of NY(7)
--------------------------
 Averages                                        0.30   1.58   26.08  2,463    13.69    0.69    0.55    5.25    0.79    6.65
 Medians                                          ---    ---     ---    ---      ---     ---     ---     ---     ---     ---

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
 Averages                                        0.32   2.07   33.44  1,128    22.50    0.57    1.05    4.76    1.01    4.50
 Medians                                          ---    ---     ---    ---      ---     ---     ---     ---     ---     ---

Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
ALLB  Alliance Bank MHC of PA (19.9)             0.36   2.82   40.91    310    20.02    1.06    1.03    4.91    1.03    4.91
BCSB  BCSB Bankcorp MHC of MD (38.6)             0.00   0.00    0.00    307    25.28    0.34    1.04    4.12    1.04    4.12
BRKL  Brookline Bncp MHC of MA(47.0)             0.20   1.54   28.99  1,010    44.55    0.60    2.26    5.74    2.19    5.58
FFFL  Fidelity Bcsh MHC of FL (47.9)             1.00   4.24      NM  1,551    11.14    0.27    0.80    6.11    0.68    5.20
SBFL  Fingr Lakes Fin.MHC OF NY(33.1             0.24   2.40   60.00    279    15.32    0.32    0.63    3.90    0.55    3.39
GBNK  Gaston Fed Bncp MHC of NC(47.0             0.20   1.52   41.67    230    29.75    0.50    1.00    4.40    0.94    4.14
HARS  Harris Fin. MHC of PA (24.9)               0.22   1.41   30.99  2,730    21.75    0.66    1.19    5.30    1.06    4.71
JXSB  Jcksnville SB,MHC of IL (45.6)             0.30   2.11   54.55    184    17.57    0.68    0.79    4.51    0.60    3.40
LFED  Leeds Fed Bksr MHC of MD (36.3             0.56   3.93   65.88    348    27.19    0.83    1.40    5.06    1.40    5.06
LIBB  Liberty Bancorp MHC of NJ (47)             0.00   0.00    0.00    272    18.58    0.35    0.64    3.47    0.64    3.47
NBCP  Niagara Bancorp of NY MHC(45.4             0.12   1.09   21.43  1,500    27.38    0.29    0.90    4.05    1.20    5.41
NWSB  Northwest Bcrp MHC of PA (30.8             0.16   1.35   24.24  2,927    19.88    0.50    1.22    5.66    1.21    5.58
PBHC  Pathfinder BC MHC of NY (45.2)             0.20   1.72   32.26    214    18.28    1.30    0.91    4.97    0.82    4.46
PBCT  Peoples Bank, MHC of CT (41.2)             0.92   3.60      NM 10,169    18.90    0.59    1.43    7.43    0.91    4.71
PHSB  Ppls Home SB, MHC of PA (45.0)             0.28   2.04   35.90    247    19.87    0.21    1.00    5.08    0.94    4.78
PLSK  Pulaski SB, MHC of NJ (47.0)               0.30   2.79   46.15    199    16.69    0.63    0.68    4.05    0.72    4.31
SKBOD Skibo Fin Corp MHC of PA(45.0)             0.30   2.50   50.00    159    24.00    0.59    0.78    3.27    0.89    3.70
SFFS  Sound Bancorp MHC of NY (44.1)             0.00   0.00    0.00    299    25.84    0.52    1.36    5.26    1.36    5.26
WAYN  Wayne Svgs Bks MHC of OH (48.2             0.62   3.40   68.89    281    16.34    0.49    0.89    5.44    0.82    5.04
WCFB  Wbstr Cty FSB MHC of IA (45.6)             0.80   5.00      NM    116    35.81    0.07    1.68    4.64    1.68    4.64
WEBK  West Essex MHC of NJ (42.2)                0.00   0.00    0.00    357    18.40    1.10    0.50    2.69    0.50    2.69

(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimated core earnings) is based on reported trailing twelve month exit data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to earnings; P/B = Price to Book; P/A = Price to Assets;
    P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.
Copyright (C) 1997 by RP Financial, LC.

Board of Directors
Provident Bank
October 30, 1998
Page 17


         The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 46.61 percent ownership interest. Accordingly, the offering range to the public of the minority stock will range from $24,565,000 at the minimum, to $28,900,000 at the midpoint, $33,325,000 at the maximum and $38,220,250 at the supermaximum of the valuation range, all based on a $10.00 per share offering price. The pro forma valuation calculations relative to the Peer Group (fully converted basis) are shown in Table 5 and are detailed in Exhibit 2 and Exhibit 3; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 6 and are detailed in Exhibits 4 and 5.


                                             Respectfully submitted,

                                             RP FINANCIAL, LC.


                                              /s/ Ronald S. Riggins
                                             -------------------------
                                             Ronald S. Riggins
                                             President


                                             /s/  James P.Hennessey
                                             -------------------------
                                             James P. Hennessey
                                             Senior Vice President

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                                          Table 6
                                                                                                Market Pricing Comparatives
                                                                                                Prices As of October 30, 1998



                                                 Market       Per Share Data
                                             Capitalization  _______________            Pricing Ratios(3)
                                             ---------------  Core    Book   ---------------------------------------
                                             Price/   Market  12-Mth  Value/
                                            Share(1)   Value  EPS(2)  Share     P/E     P/B    P/A     P/TB  P/CORE
                                            -------- ------- ------- ------- ------- ------- ------- ------- -------
 Provident Bank
---------------------
 Superrange                                   10.00    82.00    0.60   10.68   16.67   93.62   11.33   97.71   16.67
 Range Maximum                                10.00    71.30    0.68   11.67   14.78   85.70    9.92   89.65   14.78
 Range Midpoint                               10.00    62.00    0.77   12.80   13.07   78.10    8.67   81.88   13.07
 Range Minimum                                10.00    52.70    0.88   14.34   11.30   69.74    7.41   73.29   11.30


SAIF-Insured Thrifts                          15.93   145.23    0.91   13.27   17.45  126.24   16.02  131.58   17.93
All Public Companies                          16.18   165.64    0.95   13.19   17.02  128.28   15.99  133.37   17.68
Special Selection Grouping(8)                 13.66    79.68    0.50    9.32   23.18  151.16   20.29  156.77   24.58
State of NY                                   18.47   441.11    1.07   14.75   17.09  120.88   17.16  124.08   18.96


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
ALLB  Alliance Bank MHC of PA (19.9)          12.75     8.29    0.61    9.05   20.90  140.88   15.04  140.88   20.90
BCSB  BCSB Bankcorp MHC of MD (38.6)          10.06    23.75    0.36    7.28   27.94  138.19   22.49  138.19   27.94
BRKL  Brookline Bncp MHC of MA(47.0)          13.00   177.78    0.51    9.47   24.53  137.28   45.28  137.28   25.49
CMSV  Commty. Svgs, MHC of FL (48.5)(7)       22.38    55.28    0.93   16.29   22.16  137.38   14.91  137.38   24.06
FFFL  Fidelity Bcsh MHC of FL (47.9)          23.56    76.81    0.92   13.28   20.49  177.41   10.91  182.64   25.61
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          10.00    11.80    0.22    6.12      NM  163.40   13.82  163.40      NM
FFSX  First FSB MHC Sxld of IA(46.3)(7)       20.00    26.26    1.17   14.77   16.67  135.41   10.32  168.07   17.09
GBNK  Gaston Fed Bncp MHC of NC(47.0          13.13    27.74    0.30    9.14      NM  143.65   29.14  143.65      NM
HARS  Harris Fin. MHC of PA (24.9)            15.56   131.36    0.44    5.56   28.81  279.86   22.74  309.96      NM
JXSB  Jcksnville SB,MHC of IL (45.6)          14.25    12.38    0.33    9.38   27.40  151.92   16.02  151.92      NM
LFED  Leeds Fed Bksr MHC of MD (36.3          14.25    26.83    0.64    9.49   22.27  150.16   24.46  150.16   22.27
LIBB  Liberty Bancorp MHC of NJ (47)           9.63    17.66    0.32    8.59      NM  112.11   14.71  112.11      NM
NBCP  Niagara Bancorp of NY MHC(45.4          11.00   148.52    0.40    8.60      NM  127.91   24.33  127.91   27.50
NWSB  Northwest Bcrp MHC of PA (30.8          11.88   171.52    0.44    4.65   26.40  255.48   21.73  284.21   27.00
PBHC  Pathfinder BC MHC of NY (45.2)          11.63    14.87    0.45    8.61   21.94  135.08   16.06  158.23   25.84
PBCT  Peoples Bank, MHC of CT (41.2)          25.56   706.30    0.83   13.37   15.98  191.17   18.01  221.68      NM
PHSB  Ppls Home SB, MHC of PA (45.0)          13.75    17.08    0.58   10.41   21.83  132.08   16.74  132.08   23.71
PULB  Pulaski Bk,SB MHC of MO (29.8)(7)       19.38    12.09    0.78   11.70   20.40  165.64   22.23  165.64   24.85
PLSK  Pulaski SB, MHC of NJ (47.0)            10.75    10.64    0.51   10.53   22.87  102.09   12.07  102.09   21.08
SKBOD Skibo Fin Corp MHC of PA(45.0)          12.00    12.42    0.43   10.63      NM  112.89   18.96  112.89   27.91
SFFS  Sound Bancorp MHC of NY (44.1)          10.00    22.99    0.63   10.02   15.87   99.80   19.02   99.80   15.87
WAYN  Wayne Svgs Bks MHC of OH (48.2          18.25    21.85    0.66    9.94   25.00  183.60   17.49  183.60   27.65
WCFB  Wbstr Cty FSB MHC of IA (45.6)          16.00    15.39    0.63   10.75   25.40  148.84   34.84  148.84   25.40
WEBK  West Essex MHC of NJ (42.2)              9.75    17.29    0.27   10.76      NM   90.61   12.17   90.61      NM

                                                   Dividends(4)                Financial Characteristics(6)
                                              ----------------------- -------------------------------------------------------
                                                                                                 Reported         Core
                                              Amount/         Payout   Total  Equity/  NPAs/  ---------------- ---------------
                                              Share    Yield Ratio(5) Assets  Assets  Assets    ROA     ROE     ROA     ROE
                                              ------- ------ -------  ------  ------- ------- ------- ------- ------- -------

Provident Bank
--------------
 Superrange                                      0.00   0.00    0.00    723    12.11    0.90    0.68    5.62    0.68    5.62
 Range Maximum                                   0.00   0.00    0.00    719    11.57    0.90    0.67    5.80    0.67    5.80
 Range Midpoint                                  0.00   0.00    0.00    715    11.10    0.91    0.66    5.98    0.66    5.98
 Range Minimum                                   0.00   0.00    0.00    711    10.62    0.91    0.66    6.17    0.66    6.17


SAIF-Insured Thrifts                             0.33   2.07   33.36  1,108    13.79    0.64    0.91    7.84    0.87    7.41
All Public Companies                             0.34   2.06   32.75  1,200    13.52    0.63    0.94    8.27    0.90    7.79
Special Selection Grouping(8)                    0.32   2.07   14.30  1,005    14.21    0.57    0.84    6.58    0.78    5.97
State of NY                                      0.36   1.71   29.80  2,655    14.46    0.65    0.81    6.71    0.95    7.25


Comparable Group
----------------


Special Comparative Group(8)
----------------------------
ALLB  Alliance Bank MHC of PA (19.9)             0.36   2.82   11.72    278    10.68    1.06    0.77    6.88    0.77    6.88
BCSB  BCSB Bankcorp MHC of MD (38.6)             0.00   0.00    0.00    274    16.27    0.34    0.80    4.95    0.80    4.95
BRKL  Brookline Bncp MHC of MA(47.0)             0.20   1.54   18.43    835    32.99    0.60    2.07    8.28    2.00    7.97
CMSV  Commty. Svgs, MHC of FL (48.5)(7)          0.90   4.02      NM    766    10.85    0.27    0.70    6.35    0.65    5.85
FFFL  Fidelity Bcsh MHC of FL (47.9)             1.00   4.24      NM  1,468     6.15    0.27    0.65    8.98    0.52    7.18
SBFL  Fingr Lakes Fin.MHC OF NY(33.1             0.24   2.40      NM    258     8.46    0.32    0.42    4.65    0.33    3.65
FFSX  First FSB MHC Sxld of IA(46.3)(7)          0.48   2.40   18.93    552     7.62    0.46    0.68    8.43    0.66    8.22
GBNK  Gaston Fed Bncp MHC of NC(47.0             0.20   1.52   31.32    203    20.28    0.50    0.73    5.92    0.66    5.39
HARS  Harris Fin. MHC of PA (24.9)               0.22   1.41   12.42  2,326     8.13    0.66    0.84   10.33    0.68    8.41
JXSB  Jcksnville SB,MHC of IL (45.6)             0.30   2.11      NM    170    10.54    0.68    0.59    5.68    0.38    3.60
LFED  Leeds Fed Bksr MHC of MD (36.3             0.56   3.93      NM    303    16.29    0.83    1.13    6.89    1.13    6.89
LIBB  Liberty Bancorp MHC of NJ (47)             0.00   0.00    0.00    255    13.12    0.35    0.49    3.73    0.49    3.73
NBCP  Niagara Bancorp of NY MHC(45.4             0.12   1.09   13.61  1,345    19.02    0.29    0.63    5.03    0.96    7.74
NWSB  Northwest Bcrp MHC of PA (30.8             0.16   1.35   11.20  2,563     8.50    0.50    0.92   10.14    0.90    9.91
PBHC  Pathfinder BC MHC of NY (45.2)             0.20   1.72   20.78    198    11.89    1.30    0.74    6.28    0.63    5.33
PBCT  Peoples Bank, MHC of CT (41.2)             0.92   3.60      NM  9,105     9.42    0.59    1.22   13.58    0.63    7.05
PHSB  Ppls Home SB, MHC of PA (45.0)             0.28   2.04   21.72    227    12.67    0.21    0.80    6.62    0.73    6.09
PULB  Pulaski Bk,SB MHC of MO (29.8)(7)          1.10   5.68      NM    184    13.42      NA    1.11    8.38    0.91    6.88
PLSK  Pulaski SB, MHC of NJ (47.0)               0.30   2.79   27.63    188    11.82    0.63    0.54    4.57    0.59    4.96
SKBOD Skibo Fin Corp MHC of PA(45.0)             0.30   2.50   31.40    146    16.79    0.59    0.57    3.37    0.68    4.03
SFFS  Sound Bancorp MHC of NY (44.1)             0.00   0.00    0.00    274    19.05    0.52    1.20    6.29    1.20    6.29
WAYN  Wayne Svgs Bks MHC of OH (48.2             0.62   3.40      NM    259     9.53    0.49    0.71    7.52    0.64    6.80
WCFB  Wbstr Cty FSB MHC of IA (45.6)             0.80   5.00      NM     97    23.41    0.07    1.40    5.95    1.40    5.95
WEBK  West Essex MHC of NJ (42.2)                0.00   0.00    0.00    336    13.43    1.10    0.34    2.51    0.34    2.51

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Includes MHC Institutions;


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (C) 1997 by RP Financial, LC.

                                   EXHIBITS

                                LIST OF EXHIBITS

Exhibit
Number                     Description
-------                    -----------

   1              Stock Prices:  As of October 30, 1998

   2              Pro Forma Analysis Sheet:  Fully Converted Basis

   3              Pro Forma Effect of Conversion Proceeds: Fully Converted Basis

   4              Pro Forma Analysis Sheet:  Minority Stock Offering

   5              Pro Forma Effects:  Minority Stock Offering

   6              Firm Qualifications Statement

                                   EXHIBIT 1

                                 Stock Prices
                            As of October 30, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                                            Exhibit IV-1
                                                                                               Weekly Thrift Market Line - Part One
                                                                                                   Prices As Of October 30, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week    Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(274)                     16.12   7,781   152.4        22.98   13.77   15.79    2.22   -7.77   -16.65
NYSE Traded Companies(7)                      28.68  42,346 1,412.1        44.18   22.62   28.88    0.70  -25.56   -30.74
AMEX Traded Companies(22)                     14.02   3,363    44.6        20.96   12.60   14.11   -0.50  -14.14   -21.73
NASDAQ Listed OTC Companies(245)              15.98   7,252   128.4        22.60   13.64   15.59    2.51   -6.72   -15.82
California Companies(17)                      20.12  14,445   499.1        30.40   16.52   20.17    0.72  -21.53   -26.66
Florida Companies(5)                          11.28  30,056   320.6        20.58    8.56   11.42   -0.70  -28.92   -34.20
Mid-Atlantic Companies(52)                    15.73  11,570   175.7        23.31   13.34   15.42    2.01  -10.37   -19.24
Mid-West Companies(130)                       15.86   5,672   109.6        22.14   13.90   15.52    2.27   -6.31   -15.56
New England Companies(7)                      17.41   8,257   182.1        25.16   13.19   16.54    5.60   -9.58   -15.88
North-West Companies(11)                      17.25  11,460   248.2        22.62   13.86   16.67    4.17   -0.53    -4.26
South-East Companies(41)                      16.35   4,622    97.3        23.01   13.73   15.89    2.57   -2.66   -13.18
South-West Companies(6)                       13.30   2,743    43.6        19.23   11.80   13.35    1.52   -7.91   -22.91
Western Companies (Excl CA)(5)                15.85   2,133    36.8        22.05   14.44   15.75   -0.34   -9.47   -21.42
Thrift Strategy(233)                          15.69   5,193    90.8        22.16   13.57   15.30    2.55   -7.34   -15.88
Mortgage Banker Strategy(24)                  20.09  22,735   560.3        29.06   16.00   19.89    1.15   -6.57   -20.19
Real Estate Strategy(7)                       15.46   8,453   102.9        24.59   13.62   16.29   -5.90  -13.33   -17.24
Diversified Strategy(7)                       18.78  48,273 1,010.2        28.45   13.19   18.37    4.27  -19.84   -27.41
Retail Banking Strategy(3)                    15.88   5,223    96.2        25.69   13.85   15.75    0.66  -11.36   -26.91
Companies Issuing Dividends(230)              16.72   7,787   162.8        23.59   14.33   16.38    2.22   -7.59   -16.36
Companies Without Dividends(44)               12.80   7,748    94.5        19.61   10.66   12.49    2.26   -8.84   -18.34
Equity/Assets (less than)6%(18)               16.61  21,380   361.8        26.00   12.63   15.97    2.49  -16.26   -25.20
Equity/Assets 6-12%(119)                      17.35   8,362   202.8        24.90   14.56   16.96    2.78   -7.22   -18.36
Equity/Assets (greater than)12%(137)          15.01   5,449    81.0        20.94   13.25   14.76    1.71   -7.10   -14.03
Actively Traded Companies(28)                 23.25  29,799   770.5        32.49   18.84   22.51    3.42   -8.73   -19.49
Market Value Below $20 Million(61)            12.17   1,193    13.6        17.94   11.03   12.00    1.91  -14.45   -21.54
Holding Company Structure(247)                16.39   7,690   155.4        23.40   14.03   16.06    2.21   -8.29   -16.80
Assets Over $1 Billion(56)                    19.76  25,579   549.6        28.73   15.48   19.41    1.58   -9.02   -18.47
Assets $500 Million-$1 Billion(35)            17.89   5,743    94.3        25.45   15.06   17.24    3.96   -8.34   -17.46
Assets $250-$500 Million(64)                  16.23   3,699    55.8        22.65   14.17   15.97    1.68   -3.36   -12.56
Assets less than $250 Million(119)            13.79   1,696    23.0        19.64   12.37   13.53    2.30   -9.18   -17.54
Goodwill Companies(111)                       16.70  14,083   255.6        24.46   13.87   16.40    1.74   -9.09   -18.60
Non-Goodwill Companies(161)                   15.67   3,460    82.0        21.90   13.67   15.32    2.54   -7.16   -15.36
Acquirors of FSLIC Cases(7)                   32.34  33,613 1,443.7        43.53   26.88   32.44   -1.26   -8.02   -16.58


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------

SAIF-Insured Thrifts(274)                          0.99    0.94   13.56   13.10   122.31
NYSE Traded Companies(7)                           2.04    1.72   18.18   17.83   237.16
AMEX Traded Companies(22)                          0.84    0.81   14.58   14.28   119.54
NASDAQ Listed OTC Companies(245)                   0.98    0.93   13.35   12.87   119.50
California Companies(17)                           1.55    1.42   17.16   16.40   232.97
Florida Companies(5)                               0.65    0.44    9.37    8.58   103.48
Mid-Atlantic Companies(52)                         1.07    1.03   13.14   12.36   140.55
Mid-West Companies(130)                            0.91    0.87   13.49   13.20   108.22
New England Companies(7)                           1.21    1.11   13.81   13.19   187.81
North-West Companies(11)                           0.96    0.90   12.75   11.60    99.70
South-East Companies(41)                           0.94    0.90   13.44   13.23    95.93
South-West Companies(6)                            1.16    1.13   12.71   12.31   157.12
Western Companies (Excl CA)(5)                     0.96    0.96   15.94   15.09   104.65
Thrift Strategy(233)                               0.94    0.91   13.73   13.35   113.89
Mortgage Banker Strategy(24)                       1.21    1.17   13.34   11.96   184.95
Real Estate Strategy(7)                            1.38    1.27   12.23   11.84   169.37
Diversified Strategy(7)                            0.95    0.64    9.92    9.67   121.53
Retail Banking Strategy(3)                         2.93    2.39   14.04   13.28   207.36
Companies Issuing Dividends(230)                   1.05    0.98   13.83   13.36   121.30
Companies Without Dividends(44)                    0.70    0.73   12.09   11.67   127.97
Equity/Assets (less than)6%(18)                    1.17    1.27   11.42   10.29   230.68
Equity/Assets 6-12%(119)                           1.19    1.07   12.98   12.26   152.14
Equity/Assets greater than 12%(137)                0.80    0.79   14.35   14.20    82.13
Actively Traded Companies(28)                      1.46    1.53   14.58   13.55   188.08
Market Value Below $20 Million(61)                 0.78    0.71   12.76   12.64    94.34
Holding Company Structure(247)                     1.00    0.95   13.77   13.29   123.12
Assets Over $1 Billion(56)                         1.30    1.27   13.79   12.50   182.51
Assets $500 Million-$1 Billion(35)                 1.15    1.05   13.63   13.10   137.12
Assets $250-$500 Million(64)                       1.01    0.96   13.89   13.52   122.31
Assets less than $250 Million(119)                 0.79    0.74   13.27   13.19    88.76
Goodwill Companies(111)                            1.08    1.01   13.21   12.10   144.23
Non-Goodwill Companies(161)                        0.93    0.89   13.88   13.88   107.58
Acquirors of FSLIC Cases(7)                        2.93    2.77   20.61   19.93   244.71

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                                                             Exhibit IV-1 (continued)
                                                                      Weekly Thrift Market Line - Part One
                                                                          Prices As Of October 30, 1998


                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week    Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

     Market Averages. BIF-Insured Thrifts(no MHC)
     --------------------------------------------

     BIF-Insured Thrifts(56)                       17.55  12,244   267.8        25.03   14.25   17.44    0.65   -7.24   -18.44
     NYSE Traded Companies(5)                      30.15  52,930 1,436.9        38.25   24.35   29.68    1.53   15.19    -4.35
     AMEX Traded Companies(5)                      15.08   2,452    39.4        23.20   13.05   15.20   -0.11  -16.91   -22.02
     NASDAQ Listed OTC Companies(46)               16.32   8,476   153.1        23.64   13.16   16.22    0.63   -8.79   -19.72
     California Companies(1)                       15.25   7,610   116.1        24.00    9.00   14.13    7.93  -23.29   -20.78
     Mid-Atlantic Companies(21)                    19.91  21,461   530.4        26.49   15.31   19.50    1.73    1.10   -14.48
     New England Companies(29)                     16.98   7,289   124.2        24.96   14.19   17.06   -0.05   -7.61   -17.52
     North-West Companies(2)                       13.25   5,865    78.9        19.13   12.22   13.60   -2.29  -22.70   -26.78
     South-East Companies(3)                       11.23   2,611    25.3        20.67   11.08   11.38   -0.68  -41.07   -45.22
     Thrift Strategy(44)                           17.64   8,310   196.1        24.87   14.38   17.46    1.13   -6.32   -17.14
     Mortgage Banker Strategy(6)                   18.74  28,158   616.8        27.80   15.58   19.12   -2.78  -10.88   -25.83
     Real Estate Strategy(2)                       12.47   7,761    96.4        19.19    8.88   12.01    3.00  -13.19   -18.26
     Diversified Strategy(4)                       17.34  35,860   639.1        25.50   13.44   17.44   -0.44   -8.17   -21.16
     Companies Issuing Dividends(48)               18.08  13,759   305.1        25.82   14.74   18.00    0.39   -7.80   -19.60
     Companies Without Dividends(8)                14.69   4,098    67.3        20.75   11.60   14.42    2.03   -4.22   -12.20
     Equity/Assets (less than)6%(2)                16.88   2,855    50.0        24.25   12.88   16.75    0.61    6.61   -15.00
     Equity/Assets 6-12%(36)                       18.37  14,476   335.4        26.30   14.80   18.31    0.25   -8.95   -19.02
     Equity/Assets (greater than)12%(18)           16.08   9,147   166.0        22.73   13.38   15.88    1.39   -5.64   -17.75
     Converted Last 3 Mths (no MHC)(1)             10.00   5,357    53.6        10.00    8.88    9.88    1.21    0.00     0.00
     Actively Traded Companies(14)                 22.07  20,226   441.0        30.78   18.25   22.15   -0.87   -6.41   -17.55
     Market Value Below $20 Million(6)             13.38   1,360    15.7        21.68   11.24   13.26    1.28  -16.07   -31.12
     Holding Company Structure(43)                 17.55   9,626   188.3        24.77   14.27   17.38    0.87   -5.38   -17.09
     Assets Over $1 Billion(16)                    24.01  33,067   791.7        31.80   18.26   23.65    1.25    2.58   -11.20
     Assets $500 Million-$1 Billion(11)            19.25   5,781    93.0        27.17   15.72   18.81    3.47   -6.69   -18.12
     Assets $250-$500 Million(15)                  13.98   3,890    50.7        20.77   12.23   14.31   -2.04  -10.99   -19.89
     Assets less than $250 Million(14)             13.23   1,981    23.4        20.81   11.13   13.14    1.07  -14.31   -24.94
     Goodwill Companies(28)                        17.81  19,691   437.4        26.17   14.21   17.81   -0.28   -6.64   -20.71
     Non-Goodwill Companies(28)                    17.32   5,624   117.0        24.02   14.29   17.11    1.47   -7.76   -16.43


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(56)                            1.23    1.17   12.99   12.53   124.00
NYSE Traded Companies(5)                           1.87    1.94   20.67   19.00   132.39
AMEX Traded Companies(5)                           1.13    1.05   12.99   12.62   115.89
NASDAQ Listed OTC Companies(46)                    1.16    1.09   12.05   11.73   123.96
California Companies(1)                            1.81    1.81   14.00   13.97   134.21
Mid-Atlantic Companies(21)                         1.13    1.17   14.37   13.77   121.90
New England Companies(29)                          1.35    1.19   12.42   11.97   133.24
North-West Companies(2)                            1.16    1.05    9.72    9.72    92.41
South-East Companies(3)                            0.63    0.87   11.04   10.85    74.90
Thrift Strategy(44)                                1.19    1.15   13.59   13.23   121.18
Mortgage Banker Strategy(6)                        1.49    1.28   11.88   11.16   147.12
Real Estate Strategy(2)                            1.31    1.31    9.50    9.49    91.01
Diversified Strategy(4)                            1.18    1.18    9.48    7.87   137.31
Companies Issuing Dividends(48)                    1.24    1.17   12.93   12.38   127.62
Companies Without Dividends(8)                     1.15    1.17   13.31   13.30   104.56
Equity/Assets (less than)6%(2)                     1.38    0.75    7.62    7.41   178.23
Equity/Assets 6-12%(36)                            1.34    1.23   12.20   11.53   144.12
Equity/Assets (greater than)12%(18)                0.99    1.11   15.10   15.02    79.74
Converted Last 3 Mths (no MHC)(1)                  0.25    0.56   14.34   14.34    52.66
Actively Traded Companies(14)                      1.84    1.68   15.19   14.42   154.89
Market Value Below $20 Million(6)                  1.03    1.02   11.68   11.43   142.24
Holding Company Structure(43)                      1.19    1.17   13.31   12.97   118.62
Assets Over $1 Billion(16)                         1.59    1.58   14.43   13.34   138.69
Assets $500 Million-$1 Billion(11)                 1.45    1.19   13.69   13.44   157.36
Assets $250-$500 Million(15)                       1.06    1.02   12.10   11.89   106.06
Assets less than $250 Million(14)                  0.88    0.88   11.92   11.78   107.13
Goodwill Companies(28)                             1.27    1.15   12.84   11.86   139.33
Non-Goodwill Companies(28)                         1.18    1.19   13.12   13.12   110.37

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700


                                                                                                       Exhibit IV-1 (continued)
                                                                                                Weekly Thrift Market Line - Part One
                                                                                                   Prices As Of October 30, 1998

                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week    Ago(2) 1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     Market Averages. MHC Institutions
     ---------------------------------
     SAIF-Insured Thrifts(21)                      13.25   9,244    44.6        21.68   11.13   12.85    3.35  -16.02   -18.18
     BIF-Insured Thrifts(3)                        16.06  32,213   289.9        28.09   12.52   15.13    6.43  -13.88   -21.53
     NASDAQ Listed OTC Companies(24)               13.66  12,525    79.7        22.60   11.33   13.17    3.79  -15.71   -18.65
     Florida Companies(2)                          23.56   6,802    76.8        35.38   18.75   22.75    3.56  -14.33   -27.51
     Mid-Atlantic Companies(14)                    11.64  10,856    45.4        20.34    9.79   11.19    4.20  -20.70   -22.38
     Mid-West Companies(5)                         16.17   2,169    16.5        25.75   14.33   15.83    2.31  -21.99   -26.51
     New England Companies(2)                      19.28  46,621   442.0        29.56   14.54   18.41    4.18    4.47    -1.37
     South-East Companies(1)                       13.13   4,497    27.7        18.06   10.00   12.88    1.94   31.30    31.30
     Thrift Strategy(22)                           12.93   8,679    44.0        21.35   10.93   12.51    3.64  -15.38   -17.75
     Mortgage Banker Strategy(1)                   15.56  33,992   131.4        27.88   11.00   14.88    4.57  -16.66   -21.73
     Diversified Strategy(1)                       25.56  64,147   706.3        41.13   19.19   24.13    5.93  -21.06   -32.74
     Companies Issuing Dividends(20)               14.55  14,330    93.6        25.31   12.03   13.98    4.44  -19.08   -22.71
     Companies Without Dividends(4)                 9.86   4,857    20.4        11.10    8.35    9.77    1.05   -1.40    -1.40
     Equity/Assets 6-12%(12)                       15.42  16,789   116.6        28.88   13.02   14.81    4.27  -27.69   -33.98
     Equity/Assets greater than 12%(12)            12.05   8,650    46.1        16.89    9.79   11.68    3.35   -4.82    -4.72
     Holding Company Structure(5)                  12.10   8,818    45.2        18.96   10.23   11.65    4.29   -9.41   -13.26
     Assets Over $1 Billion(5)                     17.51  36,312   246.9        27.88   13.29   16.40    7.99  -12.71   -17.58
     Assets $500 Million-$1 Billion(3)             13.00  29,095   177.8        17.98    9.88   12.69    2.44   30.00    30.00
     Assets $250-$500 Million(8)                   11.84   4,244    18.8        20.20   10.49   11.81    0.49  -18.83   -20.90
     Assets less than $250 Million(8)              13.07   2,632    15.8        22.22   11.09   12.50    4.75  -20.82   -23.80
     Goodwill Companies(8)                         15.43  23,551   163.1        24.46   12.21   14.76    4.41  -15.14   -20.24
     Non-Goodwill Companies(15)                    12.98   7,151    39.1        22.57   11.07   12.58    3.55  -17.22   -19.24
     MHC Institutions(24)                          13.66  12,525    79.7        22.60   11.33   13.17    3.79  -15.71   -18.65
     MHC Converted Last 3 Months(2)                 9.88   4,705    20.1        10.03    8.46    9.91   -0.26   -1.25    -1.25

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(21)                           0.53    0.49    9.17    9.09    74.71
BIF-Insured Thrifts(3)                             0.80    0.56   10.19    9.16    86.52
NASDAQ Listed OTC Companies(24)                    0.56    0.50    9.32    9.10    76.40
Florida Companies(2)                               1.15    0.92   13.28   12.90   215.87
Mid-Atlantic Companies(14)                         0.45    0.45    8.59    8.43    66.68
Mid-West Companies(5)                              0.63    0.54   10.02   10.02    79.75
New England Companies(2)                           1.07    0.67   11.42   10.50    85.33
South-East Companies(1)                            0.33    0.30    9.14    9.14    45.06
Thrift Strategy(22)                                0.51    0.48    9.30    9.19    73.37
Mortgage Banker Strategy(1)                        0.54    0.44    5.56    5.02    68.42
Diversified Strategy(1)                            1.60    0.83   13.37   11.53   141.94
Companies Issuing Dividends(20)                    0.60    0.52    9.35    9.09    80.09
Companies Without Dividends(4)                     0.40    0.40    9.16    9.16    60.73
Equity/Assets 6-12%(12)                            0.69    0.54    9.05    8.60    99.28
Equity/Assets >12%(12)                             0.45    0.46    9.56    9.56    55.60
Holding Company Structure(5)                       0.49    0.49    9.15    8.90    68.00
Assets Over $1 Billion(5)                          0.80    0.61    9.09    8.45   105.22
Assets $500 Million-$1 Billion(3)                  0.53    0.51    9.47    9.47    28.71
Assets $250-$500 Million(8)                        0.48    0.46    8.91    8.91    70.33
Assets less than $250 Million(8)                   0.50    0.46    9.92    9.74    69.55
Goodwill Companies(8)                              0.70    0.53    9.07    8.43    96.88
Non-Goodwill Companies(15)                         0.49    0.47    9.39    9.39    67.20
MHC Institutions(24)                               0.56    0.50    9.32    9.10    76.40
MHC Converted Last 3 Months(2)                     0.45    0.45   10.39   10.39    66.37

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                      Exhibit IV-1 (continued)
                                               Weekly Thrift Market Line - Part One
                                                   Prices As Of October 30, 1998




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                23.50   2,535    59.6        32.63   19.25   23.13    1.60   17.50    17.50
CFB   Commercial Federal Corp. of NE          22.69  60,391 1,370.3        38.19   19.63   23.25   -2.41  -27.69   -36.19
DME   Dime Bancorp, Inc. of NY*               23.81 112,027 2,667.4        32.69   18.19   24.19   -1.57   -2.58   -21.29
DSL   Downey Financial Corp. of CA            23.44  28,132   659.4        35.00   17.75   26.25  -10.70   -5.10   -13.44
FED   FirstFed Fin. Corp. of CA               16.38  21,188   347.1        26.94   14.13   17.50   -6.40   -8.18   -15.48
GSB   Golden State Bancorp of CA(8)           19.19 128,549 2,466.9        21.75   11.94   17.75    8.11    N.A.     N.A.
GDW   Golden West Fin. Corp. of CA            90.69  57,172 5,184.9       114.25   72.38   88.81    2.12    6.14    -7.28
GPT   GreenPoint Fin. Corp. of NY*            32.81  95,123 3,121.0        42.63   25.19   31.31    4.79    1.05    -9.56
JSB   JSB Financial, Inc. of NY*              52.44   9,833   515.6        59.69   45.00   51.88    1.08    8.39     4.75
OCN   Ocwen Financial Corp. of FL             12.00  60,794   729.5        30.38    6.00   11.63    3.18  -55.96   -52.83
SIB   Staten Island Bancorp of NY*            18.19  45,130   820.9        23.63   14.13   17.88    1.73   51.58   -13.13
WES   Westcorp Inc. of Orange CA               6.88  26,397   181.6        20.31    5.81    5.81   18.42  -62.57   -59.24


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          17.19   2,279    39.2        25.63   15.00   17.50   -1.77  -24.87   -26.48
ANE   Alliance Bncp of New Eng of CT*         10.00   2,292    22.9        16.08    9.13    9.88    1.21   -9.75    -9.09
BKC   American Bank of Waterbury CT*          21.63   4,703   101.7        32.56   17.88   22.38   -3.35   -2.66   -11.28
BFD   BostonFed Bancorp of MA                 18.06   5,368    96.9        24.88   14.00   17.88    1.01  -10.81   -17.46
CNY   Carver Bancorp, Inc. of NY               9.00   2,314    20.8        17.13    8.50    9.13   -1.42  -28.00   -44.62
CBK   Citizens First Fin.Corp. of IL          15.00   2,526    37.9        22.38   14.00   15.00    0.00  -19.18   -25.93
EFC   EFC Bancorp Inc of IL                   11.25   7,491    84.3        14.94    9.06   10.69    5.24   12.50    12.50
EBI   Equality Bancorp, Inc. of MO            12.00   2,518    30.2        16.00   11.63   12.00    0.00   20.00   -17.24
ESX   Essex Bancorp of Norfolk VA(8)           2.13   1,059     2.3         6.00    1.38    2.06    3.40  -61.27   -45.94
FCB   Falmouth Bancorp, Inc. of MA*           15.38   1,402    21.6        23.88   13.00   15.25    0.85  -24.98   -24.98
FAB   FirstFed America Bancorp of MA          14.63   7,858   115.0        23.25   10.75   14.75   -0.81  -25.92   -33.14
GAF   GA Financial Corp. of PA                14.00   7,143   100.0        22.25   11.38   15.00   -6.67  -25.85   -25.85
HBS   Haywood Bancshares, Inc. of NC*         17.25   1,250    21.6        24.00   17.25   17.75   -2.82  -17.86   -23.33
KNK   Kankakee Bancorp, Inc. of IL            24.50   1,373    33.6        37.75   24.25   25.50   -3.92  -21.92   -35.10
KYF   Kentucky First Bancorp of KY            12.50   1,241    15.5        15.88   12.13   12.25    2.04   -9.09   -16.33
NBN   Northeast Bancorp of ME*                11.13   2,614    29.1        19.50    8.00   10.75    3.53  -29.33   -41.42
NEP   Northeast PA Fin. Corp of PA            11.38   6,427    73.1        16.00    8.94   11.25    1.16   13.80    13.80
PDB   Piedmont Bancorp, Inc. of NC             9.13   2,688    24.5        11.38    9.00    9.38   -2.67  -17.00   -16.08
SSB   Scotland Bancorp, Inc. of NC(8)         11.13   1,914    21.3        11.19    8.13   11.19   -0.54    4.70    11.97
SZB   SouthFirst Bancshares of AL             15.69     967    15.2        22.75   14.88   15.63    0.38  -19.54   -31.03
SRN   Southern Banc Company of AL             12.75   1,230    15.7        19.13   12.75   12.88   -1.01  -26.09   -28.17
SSM   Stone Street Bancorp of NC              15.00   1,843    27.6        22.50   14.00   14.63    2.53  -23.08   -32.40
TSH   Teche Holding Company of LA             15.13   3,095    46.8        23.13   13.13   14.88    1.68  -25.28   -33.49
FTF   Texarkana Fst. Fin. Corp of AR          21.75   1,676    36.5        30.63   20.00   21.75    0.00  -16.35   -13.00
THR   Three Rivers Fin. Corp. of MI           15.13     783    11.8        23.50   15.00   15.50   -2.39  -14.76   -30.44
WSB   Washington SB, FSB of MD                 4.25   4,421    18.8         9.50    3.75    4.31   -1.39  -43.33   -53.09
WFI   Winton Financial Corp. of OH            12.13   4,014    48.7        20.63    9.81   12.38   -2.02   22.03    19.04

NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          38.75   1,096    42.5        45.50   22.22   38.75    0.00   71.92    32.30
FBER  1st Bergen Bancorp of NJ(8)             22.50   2,585    58.2        22.63   14.50   22.50    0.00   21.62    17.62
AFED  AFSALA Bancorp, Inc. of NY(8)           15.75   1,319    20.8        20.75   12.25   13.75   14.55  -16.00   -18.18
ALBK  ALBANK Fin. Corp. of Albany NY(8)       61.13  13,384   818.2        74.63   40.94   60.25    1.46   34.35    18.84
AMFC  AMB Financial Corp. of IN               12.63     916    11.6        19.38   11.13   11.88    6.31  -22.89   -20.47
ASBP  ASB Financial Corp. of OH               11.81   1,655    19.5        16.75    9.81   11.88   -0.59   -9.15   -10.87
ABBK  Abington Bancorp of MA*                 14.75   3,532    52.1        22.25   12.50   15.13   -2.51  -13.89   -29.76
AABC  Access Anytime Bancorp of NM             8.00   1,228     9.8        13.00    6.63    7.00   14.29   -2.56   -27.27



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                     1.05    1.05   23.66   23.66   114.26
CFB   Commercial Federal Corp. of NE               1.01    1.23   10.65    9.44   146.59
DME   Dime Bancorp, Inc. of NY*                    1.58    0.96   11.88    9.77   186.69
DSL   Downey Financial Corp. of CA                 2.03    2.10   16.31   16.14   207.31
FED   FirstFed Fin. Corp. of CA                    1.39    1.31   11.34   11.27   189.28
GSB   Golden State Bancorp of CA(8)                1.14    1.20    8.74    7.33   140.93
GDW   Golden West Fin. Corp. of CA                 7.05    6.89   51.14   51.14   683.33
GPT   GreenPoint Fin. Corp. of NY*                 1.53    1.57   13.41    7.59   135.13
JSB   JSB Financial, Inc. of NY*                   4.65    5.22   38.65   38.65   159.00
OCN   Ocwen Financial Corp. of FL                  0.45    0.04    7.03    6.43    57.66
SIB   Staten Island Bancorp of NY*                 0.56    0.91   15.75   15.35    66.89
WES   Westcorp Inc. of Orange CA                   0.28   -1.26   12.59   12.56   138.79


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA               1.29    1.21   19.26   19.26   130.82
ANE   Alliance Bncp of New Eng of CT*              1.01    0.49    8.59    8.40   110.07
BKC   American Bank of Waterbury CT*               1.82    1.53   12.61   12.23   145.77
BFD   BostonFed Bancorp of MA                      1.33    1.06   15.38   14.84   197.13
CNY   Carver Bancorp, Inc. of NY                   0.46    0.40   15.51   15.00   184.69
CBK   Citizens First Fin.Corp. of IL               0.78    0.44   15.52   15.52   111.27
EFC   EFC Bancorp Inc of IL                        0.44    0.53   12.56   12.56    53.08
EBI   Equality Bancorp, Inc. of MO                 0.56    0.01   10.40   10.40   108.56
ESX   Essex Bancorp of Norfolk VA(8)               0.44   -0.44    0.04   -0.08   202.45
FCB   Falmouth Bancorp, Inc. of MA*                0.78    0.59   16.86   16.86    78.83
FAB   FirstFed America Bancorp of MA               0.87    0.71   14.84   14.84   167.44
GAF   GA Financial Corp. of PA                     1.14    1.06   15.11   14.97   117.36
HBS   Haywood Bancshares, Inc. of NC*              1.12    1.76   17.68   17.12   121.37
KNK   Kankakee Bancorp, Inc. of IL                 2.10    2.01   28.57   24.41   292.74
KYF   Kentucky First Bancorp of KY                 0.74    0.73   11.61   11.61    66.11
NBN   Northeast Bancorp of ME*                     0.91    0.90    9.23    8.50   123.39
NEP   Northeast PA Fin. Corp of PA                 0.20    0.45   13.22   13.22    74.34
PDB   Piedmont Bancorp, Inc. of NC                 0.61    0.59    8.04    8.04    48.56
SSB   Scotland Bancorp, Inc. of NC(8)              0.44    0.44    7.96    7.96    31.91
SZB   SouthFirst Bancshares of AL                  0.66    0.59   16.75   16.34   168.54
SRN   Southern Banc Company of AL                  0.44    0.44   15.10   14.99    85.44
SSM   Stone Street Bancorp of NC                   0.82    0.82   16.64   16.64    60.91
TSH   Teche Holding Company of LA                  1.24    1.22   18.44   18.44   133.26
FTF   Texarkana Fst. Fin. Corp of AR               1.89    1.84   16.83   16.83   113.10
THR   Three Rivers Fin. Corp. of MI                1.05    0.94   16.20   16.15   126.29
WSB   Washington SB, FSB of MD                     0.44    0.30    5.21    5.21    61.87
WFI   Winton Financial Corp. of OH                 1.06    0.80    6.49    6.38    89.33


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)               1.74    1.22   21.77   21.35   237.36
FBER  1st Bergen Bancorp of NJ(8)                  0.82    0.82   13.50   13.50   116.35
AFED  AFSALA Bancorp, Inc. of NY(8)                0.77    0.84   14.46   14.46   126.84
ALBK  ALBANK Fin. Corp. of Albany NY(8)            3.34    3.32   28.35   22.45   308.64
AMFC  AMB Financial Corp. of IN                    0.94    0.61   15.41   15.41   121.55
ASBP  ASB Financial Corp. of OH                    0.65    0.64    8.76    8.76    70.35
ABBK  Abington Bancorp of MA*                      1.28    0.97    9.85    8.98   154.65
AABC  Access Anytime Bancorp of NM                 1.22    1.11    7.55    7.55    95.21


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                      Exhibit IV-1 (continued)
                                               Weekly Thrift Market Line - Part One
                                                   Prices As Of October 30, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                             52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last    Last  52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week    Week  Ago(2)  1997(2)
---------------------                       -------  ------ -------      ------- ------- ------- ------- ------- -------
                                              ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV              12.50   1,031    12.9        20.88   12.38   13.38   -6.58  -28.57   -28.08
ALBC  Albion Banc Corp. of Albion NY           8.00     752     6.0        14.17    7.63    7.75    3.23  -17.95   -39.98
ABCL  Alliance Bancorp, Inc. of IL            19.13  11,457   219.2        29.25   15.00   18.13    5.52  -23.48   -27.81
ALLB  Alliance Bank MHC of PA (19.9)          12.75   3,274     8.3        39.00   12.75   13.25   -3.77  -57.14   -58.87
AHCI  Ambanc Holding Co., Inc. of NY*         15.50   4,105    63.6        20.00   12.00   13.50   14.81    0.00   -17.33
ASBI  Ameriana Bancorp of IN                  18.00   3,253    58.6        22.00   17.50   18.00    0.00  -11.11    -9.46
ABCW  Anchor Bancorp Wisconsin of WI          21.50  17,059   366.8        23.88   14.50   22.63   -4.99   46.96    18.20
ANDB  Andover Bancorp, Inc. of MA*            31.25   6,483   202.6        39.88   25.56   30.75    1.63    7.02    -2.95
ASFC  Astoria Financial Corp. of NY           43.00  26,593 1,143.5        62.50   30.13   41.63    3.29  -17.70   -22.87
AVND  Avondale Fin. Corp. of IL(8)            12.44   2,903    36.1        18.19    8.38   13.13   -5.26  -25.73   -23.45
BCSB  BCSB Bankcorp MHC of MD (38.6)          10.06   6,117    23.8        12.63    9.25   10.00    0.60    0.60     0.60
BKCT  Bancorp Connecticut of CT*              14.75   5,114    75.4        25.00   14.75   17.00  -13.24  -23.89   -29.76
BPLS  Bank Plus Corp. of CA                    4.06  19,387    78.7        16.13    2.28    4.94  -17.81  -66.17   -67.85
BNKU  Bank United Corp. of TX                 39.84  31,583 1,258.3        56.00   25.50   36.38    9.51   -4.00   -18.59
BWFC  Bank West Fin. Corp. of MI               9.38   2,624    24.6        17.50    8.75    9.23    1.63  -32.18   -41.85
BANC  BankAtlantic Bancorp of FL               8.50  37,097   315.3        17.00    6.50    9.63  -11.73  -37.04   -49.25
BKUNA BankUnited Fin. Corp. of FL              9.06  17,786   161.1        18.50    6.56    8.44    7.35  -30.31   -41.21
BVCC  Bay View Capital Corp. of CA            17.25  19,586   337.9        38.00   12.50   17.38   -0.75  -42.98   -52.41
FSNJ  Bayonne Banchsares of NJ(8)             14.94   9,120   136.3        17.38   10.00   15.00   -0.40   24.50    11.66
BFSB  Bedford Bancshares, Inc. of VA          15.00   2,298    34.5        17.38   10.50   12.00   25.00   21.16   -11.76
BFFC  Big Foot Fin. Corp. of IL               13.38   2,513    33.6        23.94   12.75   13.50   -0.89  -26.68   -36.29
BYFC  Broadway Fin. Corp. of CA                7.75     933     7.2        12.73    6.75    6.75   14.81  -35.63   -36.84
BRKL  Brookline Bncp MHC of MA(47.0)          13.00  29,095   177.8        17.98    9.88   12.69    2.44   30.00    30.00
CBES  CBES Bancorp, Inc. of MO                15.88     940    14.9        26.00   14.44   15.88    0.00  -18.56   -28.63
CITZ  CFS Bancorp, Inc. of IN                  9.88  22,727   224.5        11.44    8.31    9.75    1.33   -1.20    -1.20
CFSB  CFSB Bancorp of Lansing MI              25.00   8,166   204.2        28.75   18.79   22.88    9.27   29.94     4.78
CKFB  CKF Bancorp of Danville KY              15.25     843    12.9        21.25   15.00   15.25    0.00  -14.08   -17.57
CNSB  CNS Bancorp, Inc. of MO                 13.00   1,492    19.4        21.50   12.75   13.00    0.00  -24.64   -36.59
CNYF  CNY Financial Corp of NY*               10.00   5,357    53.6        10.00    8.88    9.88    1.21    0.00     0.00
CSBF  CSB Financial Group Inc of IL            9.88     821     8.1        14.00    9.00   10.50   -5.90  -20.96   -26.81
CBCI  Calumet Bancorp of Chicago IL(8)        30.13   3,146    94.8        39.00   26.00   29.75    1.28   -9.16    -9.38
CAFI  Camco Fin. Corp. of OH                  15.75   5,481    86.3        20.67   14.88   15.38    2.41    2.74    -7.35
CMRN  Cameron Fin. Corp. of MO                15.38   2,434    37.4        22.19   14.50   15.50   -0.77  -17.97   -24.98
CFNC  Carolina Fincorp of NC*                  8.13   1,906    15.5        18.88    8.00    8.00    1.63  -52.18   -56.05
CASB  Cascade Financial Corp. of WA           13.50   4,309    58.2        16.00    9.80   12.00   12.50   29.81    27.36
CATB  Catskill Fin. Corp. of NY*              13.94   4,358    60.8        18.88   11.75   13.63    2.27  -20.34   -26.17
CAVB  Cavalry Bancorp of TN                   19.50   7,538   147.0        25.25   18.50   18.81    3.67   95.00    95.00
CNIT  Cenit Bancorp of Norfolk VA             19.50   4,997    97.4        28.58   16.50   17.50   11.43  -10.18   -26.42
CEBK  Central Co-Op. Bank of MA*              18.63   1,965    36.6        33.50   17.00   19.88   -6.29  -19.00   -34.63
CENB  Century Bancorp, Inc. of NC(8)          13.13   1,271    16.7        39.00   12.00   14.00   -6.21  -53.11   -53.52
COFI  Charter One Financial of OH             27.44 132,541 3,636.9        34.64   18.25   26.81    2.35   -0.22    -8.72
CVAL  Chester Valley Bancorp of PA            29.50   2,444    72.1        35.24   24.76   27.88    5.81   19.14     5.89
CLAS  Classic Bancshares, Inc. of KY          13.50   1,300    17.6        21.50   12.00   14.88   -9.27  -14.29   -19.40
CBSA  Coastal Bancorp of Houston TX           19.00   7,362   139.9        26.67   14.50   20.00   -5.00    0.90   -18.28
CFCP  Coastal Fin. Corp. of SC                19.00   6,256   118.9        20.50   14.72   18.13    4.80    3.37     3.37
CFKY  Columbia Financial of KY                13.00   2,671    34.7        17.13   11.63   12.88    0.93   30.00    30.00
CMSB  Commonwealth Bancorp Inc of PA          14.25  14,764   210.4        24.25   10.63   13.81    3.19  -21.10   -28.32
CMSV  Commty. Svgs, MHC of FL (48.5)(8)       22.38   5,100    55.3        40.75   17.56   20.75    7.86  -36.96   -36.74
CFTP  Community Fed. Bancorp of MS            14.75   4,398    64.9        21.00   14.25   14.50    1.72  -11.30   -27.16
CFFC  Community Fin. Corp. of VA              11.81   2,569    30.3        16.38   11.00   12.25   -3.59    4.98   -14.48
CIBI  Community Inv. Bancorp of OH            12.25   1,243    15.2        15.25    9.83   11.50    6.52   22.50    13.74
COOP  Cooperative Bancshares of NC            13.00   3,043    39.6        25.00   12.50   13.00    0.00  -20.00   -46.94
CRZY  Crazy Woman Creek Bncorp of WY          13.50     888    12.0        20.00   11.94   13.13    2.82  -10.00   -10.00
CRSB  Crusader Holding Corp of PA             12.13   3,833    46.5        17.86   10.63   11.13    8.98    N.A.     N.A.
DNFC  D&N Financial Corp. of MI               19.25   9,164   176.4        29.75   15.94   19.00    1.32  -15.31   -27.36


                                                      Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV                    0.82    0.71   14.48   14.48   110.75
ALBC  Albion Banc Corp. of Albion NY                0.51    0.48    8.37    8.37    98.56
ABCL  Alliance Bancorp, Inc. of IL                  1.01    1.24   15.77   15.64   180.52
ALLB  Alliance Bank MHC of PA (19.9)                0.61    0.61    9.05    9.05    84.76
AHCI  Ambanc Holding Co., Inc. of NY*               0.51    0.52   14.22   14.22   137.73
ASBI  Ameriana Bancorp of IN                        1.17    0.98   14.03   13.78   115.37
ABCW  Anchor Bancorp Wisconsin of WI                1.29    1.12    7.67    7.55   120.62
ANDB  Andover Bancorp, Inc. of MA*                  2.43    2.37   17.61   17.61   214.77
ASFC  Astoria Financial Corp. of NY                 3.15    2.71   33.56   24.05   435.29
AVND  Avondale Fin. Corp. of IL(8)                 -1.80   -1.23   14.98   14.98   179.17
BCSB  BCSB Bankcorp MHC of MD (38.6)                0.36    0.36    7.28    7.28    44.74
BKCT  Bancorp Connecticut of CT*                    1.27    1.07    9.58    9.58    96.83
BPLS  Bank Plus Corp. of CA                         0.39    0.59    9.55    8.77   221.09
BNKU  Bank United Corp. of TX                       3.50    3.29   21.20   19.25   414.65
BWFC  Bank West Fin. Corp. of MI                    0.32    0.33    8.87    8.87    69.16
BANC  BankAtlantic Bancorp of FL                    0.71    0.32    6.88    5.32   101.26
BKUNA BankUnited Fin. Corp. of FL                   0.44    0.21   10.29    8.60   201.51
BVCC  Bay View Capital Corp. of CA                  0.74    1.26   20.11   13.04   292.05
FSNJ  Bayonne Banchsares of NJ(8)                   0.51    0.51   10.51   10.51    76.78
BFSB  Bedford Bancshares, Inc. of VA                0.77    0.76    9.02    9.02    68.02
BFFC  Big Foot Fin. Corp. of IL                     0.47    0.35   15.16   15.16    87.79
BYFC  Broadway Fin. Corp. of CA                     0.62    0.38   14.01   14.01   147.53
BRKL  Brookline Bncp MHC of MA(47.0)                0.53    0.51    9.47    9.47    28.71
CBES  CBES Bancorp, Inc. of MO                      1.12    0.80   17.93   17.93   131.76
CITZ  CFS Bancorp, Inc. of IN                       0.36    0.40   10.88   10.88    62.51
CFSB  CFSB Bancorp of Lansing MI                    1.42    1.28    8.08    8.08   103.82
CKFB  CKF Bancorp of Danville KY                    0.98    0.98   16.06   16.06    74.45
CNSB  CNS Bancorp, Inc. of MO                       0.58    0.50   16.27   16.27    65.68
CNYF  CNY Financial Corp of NY*                     0.25    0.56   14.34   14.34    52.66
CSBF  CSB Financial Group Inc of IL                 0.44    0.43   13.34   12.59    57.51
CBCI  Calumet Bancorp of Chicago IL(8)              3.04    3.06   27.73   27.73   156.38
CAFI  Camco Fin. Corp. of OH                        1.23    0.89   10.62    9.98   107.32
CMRN  Cameron Fin. Corp. of MO                      1.01    0.99   18.02   18.02    90.71
CFNC  Carolina Fincorp of NC*                       0.56    0.63    8.07    8.07    59.76
CASB  Cascade Financial Corp. of WA                 0.82    0.73    7.29    7.29   103.08
CATB  Catskill Fin. Corp. of NY*                    0.88    0.87   15.65   15.65    71.03
CAVB  Cavalry Bancorp of TN                         0.68    0.50   13.37   13.37    45.08
CNIT  Cenit Bancorp of Norfolk VA                   1.27    1.17   10.32    9.56   130.45
CEBK  Central Co-Op. Bank of MA*                    1.58    1.18   18.94   17.25   194.33
CENB  Century Bancorp, Inc. of NC(8)                0.95    0.94   14.74   14.74    76.21
COFI  Charter One Financial of OH                   1.27    1.67   11.16   10.51   149.49
CVAL  Chester Valley Bancorp of PA                  1.33    1.25   13.03   13.03   154.26
CLAS  Classic Bancshares, Inc. of KY                0.75    0.95   15.78   13.57   106.14
CBSA  Coastal Bancorp of Houston TX                 2.10    2.15   15.58   13.57   404.85
CFCP  Coastal Fin. Corp. of SC                      1.07    0.86    5.81    5.81    98.61
CFKY  Columbia Financial of KY                      0.22    0.22   14.03   14.03    44.54
CMSB  Commonwealth Bancorp Inc of PA                0.90    0.64   13.53   10.66   160.41
CMSV  Commty. Svgs, MHC of FL (48.5)(8)             1.01    0.93   16.29   16.29   150.10
CFTP  Community Fed. Bancorp of MS                  0.66    0.57   13.33   13.33    59.86
CFFC  Community Fin. Corp. of VA                    0.71    0.68   10.05   10.01    71.32
CIBI  Community Inv. Bancorp of OH                  0.71    0.71    8.32    8.32    82.49
COOP  Cooperative Bancshares of NC                  0.79    0.72    9.95    9.95   125.22
CRZY  Crazy Woman Creek Bncorp of WY                0.83    0.83   16.22   16.22    69.23
CRSB  Crusader Holding Corp of PA                   0.97    0.89    6.06    5.74    52.71
DNFC  D&N Financial Corp. of MI                     1.67    1.46   11.54   11.45   207.12

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia  22209
     (703) 528-1700

                                                                                          Exhibit IV-1 (continued)
                                                                                   Weekly Thrift Market Line - Part One
                                                                                      Prices As Of October 30, 1998



                                                  Market Capitalization                      Price Change Data
                                                 -----------------------      -----------------------------------------------
                                                          Shares  Market          52 Week (1)              % Change From
                                                                              ---------------         -----------------------
                                                  Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
     Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week   Ago(2)  1997(2)
     ---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                                    ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     DCBI  Delphos Citizens Bancorp of OH          17.50   1,756    30.7        24.25   15.38   17.50    0.00    2.94   -15.66
     DCOM  Dime Community Bancorp of NY*           23.94  11,714   280.4        29.31   15.00   23.00    4.09   13.30     0.80
     ESBF  ESB Financial Corp of PA                16.00   5,665    90.6        20.00   15.06   16.00    0.00    0.57    -8.57
     EGLB  Eagle BancGroup of IL                   19.94   1,177    23.5        21.13   14.00   18.06   10.41    6.35     5.61
     EBSI  Eagle Bancshares of Tucker GA           18.25   5,806   106.0        27.25   17.00   18.00    1.39    0.00   -17.05
     ETFS  East Texas Fin. Serv. of TX             10.50   1,539    16.2        16.25   10.50   10.50    0.00  -18.73   -33.67
     ESBK  Elmira Svgs Bank (The) of NY*           21.00     727    15.3        32.25   16.25   20.75    1.20  -22.62   -30.00
     EMLD  Emerald Financial Corp. of OH           10.75  10,297   110.7        16.00    9.00   10.50    2.38   19.44    -2.80
     EFBC  Empire Federal Bancorp of MT            12.75   2,480    31.6        18.00   10.63   12.69    0.47  -21.54   -25.57
     EFBI  Enterprise Fed. Bancorp of OH(8)        43.50   2,211    96.2        43.50   25.00   42.13    3.25   74.00    38.10
     EQSB  Equitable FSB of Wheaton MD             22.00   1,223    26.9        34.00   16.13   19.13   15.00   -1.12   -16.98
     FCBF  FCB Fin. Corp. of Neenah WI             24.50   3,857    94.5        34.00   22.00   24.75   -1.01  -10.91   -16.95
     FFDF  FFD Financial Corp. of OH               16.00   1,445    23.1        24.00   15.00   16.00    0.00  -14.67   -11.11
     FFLC  FFLC Bancorp of Leesburg FL             15.88   3,694    58.7        23.50   15.00   16.75   -5.19  -23.84   -26.99
     FFWC  FFW Corporation of Wabash IN            15.00   1,458    21.9        21.50   14.00   14.63    2.53   -4.03   -21.05
     FFYF  FFY Financial Corp. of OH               31.00   4,011   124.3        36.88   26.25   28.00   10.71    7.83    -6.43
     FMCO  FMS Financial Corp. of NJ               10.00   7,220    72.2        16.67    8.88   10.00    0.00    5.26   -15.47
     FFHH  FSF Financial Corp. of MN               15.00   2,898    43.5        21.25   13.38   14.75    1.69  -21.05   -28.37
     FBCI  Fidelity Bancorp of Chicago IL          20.75   2,833    58.8        26.00   16.00   19.50    6.41  -14.01   -19.04
     FSBI  Fidelity Bancorp, Inc. of PA            17.00   1,974    33.6        28.00   16.50   16.88    0.71  -11.46   -26.72
     FFFL  Fidelity Bcsh MHC of FL (47.9)          23.56   6,802    76.8        35.38   18.75   22.75    3.56  -14.33   -27.51
     FFED  Fidelity Fed. Bancorp of IN              4.88   3,127    15.3        10.50    3.75    5.00   -2.40  -49.95   -52.67
     FFOH  Fidelity Financial of OH                13.56   5,602    76.0        19.88   11.88   13.88   -2.31  -11.08   -12.52
     FIBC  Financial Bancorp, Inc. of NY(8)        36.50   1,709    62.4        37.63   22.00   35.25    3.55   61.29    51.26
     SBFL  Fingr Lakes Fin.MHC OF NY(33.1          10.00   3,570    11.8        24.75    9.00    9.63    3.84  -31.65   -37.50
     FBSI  First Bancshares, Inc. of MO            13.25   2,214    29.3        17.50   12.50   12.75    3.92    8.70   -15.23
     FBBC  First Bell Bancorp of PA                14.50   6,229    90.3        21.63   12.88   14.25    1.75  -13.43   -23.68
     FSTC  First Citizens Corp of GA               28.00   2,795    78.3        35.50   22.00   28.13   -0.46   10.54   -17.65
     FCME  First Coastal Corp. of ME*               9.88   1,361    13.4        15.63    8.00    8.44   17.06  -20.96   -33.60
     FDEF  First Defiance Fin.Corp. of OH          14.25   8,158   116.3        16.25   11.13   12.63   12.83   -7.35   -10.94
     FESX  First Essex Bancorp of MA*              16.88   7,564   127.7        26.13   13.75   16.50    2.30  -15.09   -27.40
     FFSX  First FSB MHC Sxld of IA(46.3)(8)       20.00   2,845    26.3        39.00   20.00   20.25   -1.23  -37.98   -37.01
     FFES  First Fed of E. Hartford CT             25.50   2,743    69.9        42.25   20.50   24.56    3.83  -28.43   -31.54
     BDJI  First Fed. Bancorp. of MN               13.50     998    13.5        22.00   13.50   13.50    0.00  -17.78   -38.64
     FFBH  First Fed. Bancshares of AR             19.25   4,871    93.8        30.25   16.00   17.75    8.45   -8.33   -18.95
     FTFC  First Fed. Capital Corp. of WI          15.25  18,472   281.7        18.38   11.88   14.75    3.39   11.89    -9.98
     FFKY  First Fed. Fin. Corp. of KY             25.75   4,130   106.3        28.75   20.50   25.50    0.98   21.18    13.19
     FFBZ  First Federal Bancorp of OH             12.00   3,151    37.8        14.50    9.63   10.38   15.61   24.61    13.64
     FFCH  First Fin. Holdings Inc. of SC          19.25  13,659   262.9        27.00   14.50   19.00    1.32    4.05   -27.52
     FFHS  First Franklin Corp. of OH              13.50   1,704    23.0        20.83   12.50   13.50    0.00  -11.94   -35.19
     FGHC  First Georgia Hold. Corp of GA           8.75   4,799    42.0        15.75    5.33    8.50    2.94   61.44    38.23
     FFSL  First Independence Corp. of KS          10.25     959     9.8        15.63    9.75    9.75    5.13  -30.51   -26.79
     FISB  First Indiana Corp. of IN               18.75  12,708   238.3        30.00   17.38   19.00   -1.32   -9.99   -25.62
     FKAN  First Kansas Financial of KS            10.06   1,554    15.6        12.50    9.00   10.00    0.60    0.60     0.60
     FKFS  First Keystone Fin. Corp of PA          15.38   2,413    37.1        21.75   11.75   15.00    2.53    4.70   -13.98
     FLKY  First Lancaster Bncshrs of KY           12.75     959    12.2        16.13   12.00   12.25    4.08  -20.31   -20.01
     FLFC  First Liberty Fin. Corp. of GA          19.88  13,369   265.8        25.50   17.00   18.94    4.96   14.71    -6.80
     CASH  First Midwest Fin., Inc. of IA          15.50   2,614    40.5        24.88   15.38   16.50   -6.06  -23.46   -31.11
     FMBD  First Mutual Bancorp Inc of IL(8)       17.00   3,531    60.0        25.00   14.75   16.88    0.71   -3.57   -32.00
     FMSB  First Mutual SB of Bellevue WA*         12.50   4,245    53.1        19.00   11.94   14.00  -10.71  -30.25   -32.43
     FNGB  First Northern Cap. Corp of WI          11.50   8,802   101.2        14.00    9.50   10.25   12.20  -15.63   -17.86
     FWWB  First Savings Bancorp of WA             22.00  11,699   257.4        25.97   19.38   22.63   -2.78    2.42   -12.00
     FSFF  First SecurityFed Fin of IL             14.00   6,408    89.7        17.25   10.69   14.13   -0.92   40.00   -11.11
     FSLA  First Source Bancorp of NJ               8.63  31,740   273.9        13.93    6.75    8.31    3.85  -19.57   -38.05
     SOPN  First Svgs Bancorp of NC                22.75   3,711    84.4        26.00   20.88   23.25   -2.15    3.41   -10.78

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DCBI  Delphos Citizens Bancorp of OH                0.96    0.96   15.62   15.62    64.68
DCOM  Dime Community Bancorp of NY*                 1.12    1.09   15.91   13.86   138.63
ESBF  ESB Financial Corp of PA                      1.03    1.03   12.01   10.72   166.91
EGLB  Eagle BancGroup of IL                         0.52    0.18   17.82   17.82   147.91
EBSI  Eagle Bancshares of Tucker GA                 1.49    1.45   13.36   13.36   192.94
ETFS  East Texas Fin. Serv. of TX                   0.41    0.35   13.77   13.77    79.66
ESBK  Elmira Svgs Bank (The) of NY*                 1.48    1.56   19.97   19.97   318.74
EMLD  Emerald Financial Corp. of OH                 0.67    0.61    5.10    5.04    59.96
EFBC  Empire Federal Bancorp of MT                  0.64    0.64   15.62   15.62    43.12
EFBI  Enterprise Fed. Bancorp of OH(8)              1.03    0.88   16.47   16.06   165.37
EQSB  Equitable FSB of Wheaton MD                   1.86    1.76   14.67   14.67   286.64
FCBF  FCB Fin. Corp. of Neenah WI                   1.51    1.12   19.42   19.42   134.24
FFDF  FFD Financial Corp. of OH                     0.68    0.48   10.95   10.95    62.95
FFLC  FFLC Bancorp of Leesburg FL                   1.13    1.13   14.30   14.30   114.30
FFWC  FFW Corporation of Wabash IN                  1.30    1.14   13.12   12.07   139.45
FFYF  FFY Financial Corp. of OH                     1.93    1.89   21.00   21.00   162.49
FMCO  FMS Financial Corp. of NJ                     0.73    0.73    5.67    5.63    93.31
FFHH  FSF Financial Corp. of MN                     1.10    1.04   14.91   14.91   142.88
FBCI  Fidelity Bancorp of Chicago IL                0.33    1.04   18.77   18.74   177.09
FSBI  Fidelity Bancorp, Inc. of PA                  1.45    1.42   14.23   14.23   200.70
FFFL  Fidelity Bcsh MHC of FL (47.9)                1.15    0.92   13.28   12.90   215.87
FFED  Fidelity Fed. Bancorp of IN                  -0.25   -0.19    4.28    4.28    63.14
FFOH  Fidelity Financial of OH                      0.85    0.82   11.78   10.48    94.95
FIBC  Financial Bancorp, Inc. of NY(8)              1.69    1.64   16.81   16.74   199.53
SBFL  Fingr Lakes Fin.MHC OF NY(33.1                0.28    0.22    6.12    6.12    72.38
FBSI  First Bancshares, Inc. of MO                  0.83    0.83   11.00   10.55    77.77
FBBC  First Bell Bancorp of PA                      1.21    1.20   12.34   12.34   121.47
FSTC  First Citizens Corp of GA                     2.20    1.99   12.72   10.17   126.02
FCME  First Coastal Corp. of ME*                    0.90    0.81   11.29   11.29   126.17
FDEF  First Defiance Fin.Corp. of OH                0.66    0.63   12.66   12.66    71.36
FESX  First Essex Bancorp of MA*                    1.39    1.19   12.40    9.00   173.82
FFSX  First FSB MHC Sxld of IA(46.3)(8)             1.20    1.17   14.77   11.90   193.88
FFES  First Fed of E. Hartford CT                   2.13    2.30   25.73   25.73   357.42
BDJI  First Fed. Bancorp. of MN                     0.81    0.82   12.71   12.71   121.56
FFBH  First Fed. Bancshares of AR                   1.14    1.13   17.46   17.46   118.69
FTFC  First Fed. Capital Corp. of WI                1.02    0.70    6.43    6.12    85.77
FFKY  First Fed. Fin. Corp. of KY                   1.53    1.47   13.24   12.57    99.19
FFBZ  First Federal Bancorp of OH                   0.54    0.51    5.23    5.23    65.81
FFCH  First Fin. Holdings Inc. of SC                1.16    1.11    8.90    8.90   137.21
FFHS  First Franklin Corp. of OH                    1.10    0.95   12.72   12.67   139.48
FGHC  First Georgia Hold. Corp of GA                0.41    0.41    3.07    2.87    37.68
FFSL  First Independence Corp. of KS                0.88    0.88   12.32   12.32   128.64
FISB  First Indiana Corp. of IN                     1.47    1.04   12.61   12.47   137.77
FKAN  First Kansas Financial of KS                  0.46    0.45   13.46   13.28    68.21
FKFS  First Keystone Fin. Corp of PA                1.14    1.01   10.53   10.53   162.03
FLKY  First Lancaster Bncshrs of KY                 0.53    0.53   14.73   14.73    56.04
FLFC  First Liberty Fin. Corp. of GA                0.68    0.75    8.78    8.03   113.08
CASH  First Midwest Fin., Inc. of IA                1.09    0.98   16.41   14.65   161.15
FMBD  First Mutual Bancorp Inc of IL(8)             0.39    0.30   15.72   12.23   107.49
FMSB  First Mutual SB of Bellevue WA*               1.20    1.01    8.02    8.02   110.92
FNGB  First Northern Cap. Corp of WI                0.74    0.69    8.54    8.54    78.43
FWWB  First Savings Bancorp of WA                   1.12    1.04   12.84   11.90    98.65
FSFF  First SecurityFed Fin of IL                   0.53    0.79   14.05   14.01    51.66
FSLA  First Source Bancorp of NJ                    0.36    0.35    8.17    7.91    38.47
SOPN  First Svgs Bancorp of NC                      1.42    1.42   18.73   18.73    81.96

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                                                                  Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part One
                                                                               Prices As Of October 30, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week   Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FBNW  FirstBank Corp of Clarkston WA          15.88   1,984    31.5        23.75   13.25   15.75    0.83   -3.05   -15.89
FFDB  FirstFed Bancorp, Inc. of AL             9.75   2,434    23.7        15.94    9.75    9.75    0.00  -11.36    -9.81
FSPT  FirstSpartan Fin. Corp. of SC           34.38   4,209   144.7        47.25   24.50   31.25   10.02   -3.51   -14.58
FLAG  Flag Financial Corp of GA               12.88   5,175    66.7        19.38   11.00   12.00    7.33   15.31   -10.12
FLGS  Flagstar Bancorp, Inc of MI             24.00  13,670   328.1        28.38   17.75   23.63    1.57   29.73    21.21
FFIC  Flushing Fin. Corp. of NY*              15.31  11,337   173.6        19.92   12.00   15.00    2.07    9.36    -3.83
FBHC  Fort Bend Holding Corp. of TX(8)        21.25   1,866    39.7        28.00   16.63   20.00    6.25    6.25    -2.30
FTSB  Fort Thomas Fin. Corp. of KY            11.00   1,474    16.2        15.75   10.25   11.00    0.00  -17.79   -28.48
FKKY  Frankfort First Bancorp of KY           15.38   1,584    24.4        19.50   13.63   14.25    7.93  -19.05   -12.76
FTNB  Fulton Bancorp, Inc. of MO              15.50   1,719    26.6        24.00   15.50   16.00   -3.13  -23.00   -29.96
GUPB  GFSB Bancorp, Inc of Gallup NM          14.25   1,166    16.6        17.00   13.00   14.25    0.00    0.56     1.21
GSLA  GS Financial Corp. of LA                13.50   3,267    44.1        21.00   10.38   12.75    5.88  -20.02   -35.71
GOSB  GSB Financial Corp. of NY*              13.00   2,212    28.8        18.94    8.31   13.00    0.00  -13.33   -28.02
GBNK  Gaston Fed Bncp MHC of NC(47.0          13.13   4,497    27.7        18.06   10.00   12.88    1.94   31.30    31.30
GFCO  Glenway Financial Corp. of OH           19.50   2,283    44.5        24.25   15.00   19.00    2.63   20.00     4.00
GTPS  Great American Bancorp of IL            17.00   1,371    23.3        23.00   15.00   16.00    6.25  -10.53   -10.53
PEDE  Great Pee Dee Bancorp of SC             13.00   2,202    28.6        17.38   10.63   12.38    5.01   30.00   -19.40
GSFC  Green Street Fin. Corp. of NC           12.88   4,083    52.6        18.81   11.25   13.50   -4.59  -27.44   -29.42
GFED  Guaranty Fed Bancshares of MO           12.50   5,917    74.0        14.34   10.13   10.38   20.42    6.11    -2.95
HCBBE HCB Bancshares of Camden AR              9.25   2,645    24.5        16.13    8.38    8.63    7.18  -29.55   -36.21
HEMT  HF Bancorp of Hemet CA                  16.75   6,391   107.0        18.25   12.00   16.00    4.69    6.35    -4.29
HFFC  HF Financial Corp. of SD                14.00   4,284    60.0        24.17   12.13   14.00    0.00  -16.82   -20.77
HMNF  HMN Financial, Inc. of MN               13.38   5,430    72.7        21.67   11.00   11.88   12.63  -18.06   -38.26
HALL  Hallmark Capital Corp. of WI            12.38   2,939    36.4        18.00    9.50   11.88    4.21   -9.96   -27.18
HRBF  Harbor Federal Bancorp of MD            20.50   1,863    38.2        23.41   17.00   20.00    2.50   15.62   -10.71
HARB  Harbor Florida Bancshrs of FL           10.94  30,910   338.2        13.50    8.75   10.63    2.92    2.53    -0.73
HFSA  Hardin Bancorp of Hardin MO             18.13     816    14.8        20.00   14.25   16.00   13.31    0.72    -0.66
HARL  Harleysville SB of PA                   29.13   1,675    48.8        35.00   27.50   29.13    0.00   -0.41     5.93
HFGI  Harrington Fin. Group of IN              8.25   3,205    26.4        13.25    8.13    8.50   -2.94  -32.65   -36.54
HARS  Harris Fin. MHC of PA (24.9)            15.56  33,992   131.4        27.88   11.00   14.88    4.57  -16.66   -21.73
HFFB  Harrodsburg 1st Fin Bcrp of KY          14.50   1,930    28.0        18.00   14.00   14.50    0.00  -12.12   -13.43
HHFC  Harvest Home Fin. Corp. of OH           12.00     879    10.5        16.75   11.75   12.00    0.00  -17.24   -23.81
HAVN  Haven Bancorp of Woodhaven NY           13.88   8,851   122.9        28.75   10.50   13.69    1.39  -35.83   -38.31
HTHR  Hawthorne Fin. Corp. of CA              15.38   3,170    48.8        24.00   12.00   15.13    1.65  -12.76   -23.60
HMLK  Hemlock Fed. Fin. Corp. of IL           14.50   1,878    27.2        19.00   13.13   13.88    4.47  -14.71   -15.35
HBSC  Heritage Bancorp, Inc of SC             17.88   4,629    82.8        22.38   14.00   17.25    3.65   19.20    19.20
HFWA  Heritage Financial Corp of WA           10.94   9,656   105.6        15.94    9.63   10.38    5.39    9.40     9.40
HCBC  High Country Bancorp of CO              10.50   1,323    13.9        15.50   10.25   11.75  -10.64    5.00   -32.26
HBNK  Highland Bancorp of CA                  34.00   2,179    74.1        43.50   32.00   36.13   -5.90    6.25     3.82
HIFS  Hingham Inst. for Sav. of MA*           16.75   1,964    32.9        24.67   15.00   17.25   -2.90  -11.84   -12.62
HBEI  Home Bancorp of Elgin IL(8)             14.13   6,659    94.1        19.13   10.50   12.75   10.82  -18.70   -20.97
HBFW  Home Bancorp of Fort Wayne IN           26.63   2,351    62.6        37.63   24.00   26.63    0.00   10.96    -9.73
HCFC  Home City Fin. Corp. of OH              13.75     905    12.4        22.75   11.00   12.50   10.00  -11.29   -25.68
HOMF  Home Fed Bancorp of Seymour IN          23.75   5,142   122.1        33.75   20.50   23.75    0.00   -2.38    -8.65
HWEN  Home Financial Bancorp of IN             6.50     929     6.0         9.75    6.50    6.50    0.00  -20.63   -29.73
HLFC  Home Loan Financial Corp of OH          12.56   2,248    28.2        16.75   11.45   12.06    4.15   25.60    25.60
HPBC  Home Port Bancorp, Inc. of MA*          20.13   1,842    37.1        27.63   19.13   19.88    1.26  -13.42   -12.97
HSTD  Homestead Bancorp, Inc. of LA            8.00   1,478    11.8         9.31    3.41    7.88    1.52  -20.00    39.13
HFBC  HopFed Bancorp of KY                    17.50   4,034    70.6        21.88   15.25   17.06    2.58   75.00    75.00
HZFS  Horizon Fin'l. Services of IA           14.13     880    12.4        16.88   11.00   14.25   -0.84   26.95    17.75
HRZB  Horizon Financial Corp. of WA*          14.00   7,484   104.8        19.25   12.50   13.19    6.14  -15.15   -21.13
HRBT  Hudson River Bancorp Inc of NY          10.31  17,854   184.1        13.69    8.88   10.06    2.49    3.10     3.10
ITLA  ITLA Capital Corp of CA*                15.25   7,610   116.1        24.00    9.00   14.13    7.93  -23.29   -20.78
ICBC  Independence Comm Bnk Cp of NY          13.69  76,044 1,041.0        19.13   11.00   13.25    3.32   36.90    36.90
IFSB  Independence FSB of DC                  12.50   1,281    16.0        21.63   11.75   12.50    0.00   -7.41   -26.47

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FBNW  FirstBank Corp of Clarkston WA                0.97    0.55   15.32   15.32    98.00
FFDB  FirstFed Bancorp, Inc. of AL                  0.66    0.66    7.31    6.75    73.91
FSPT  FirstSpartan Fin. Corp. of SC                 1.79    1.74   29.88   29.88   122.93
FLAG  Flag Financial Corp of GA                     0.39    0.27    4.26    4.26    47.92
FLGS  Flagstar Bancorp, Inc of MI                   2.20    2.20   10.44   10.16   188.24
FFIC  Flushing Fin. Corp. of NY*                    0.84    0.84   12.33   11.87    96.31
FBHC  Fort Bend Holding Corp. of TX(8)              1.11    0.73   12.19   11.53   170.60
FTSB  Fort Thomas Fin. Corp. of KY                  0.80    0.80   11.05   11.05    68.76
FKKY  Frankfort First Bancorp of KY                 1.00    1.00   14.33   14.33    84.90
FTNB  Fulton Bancorp, Inc. of MO                    0.66    0.51   14.83   14.83    64.05
GUPB  GFSB Bancorp, Inc of Gallup NM                0.75    0.75   12.19   12.19   105.67
GSLA  GS Financial Corp. of LA                      0.46    0.40   16.01   16.01    44.43
GOSB  GSB Financial Corp. of NY*                    0.42    0.40   14.54   14.54    58.36
GBNK  Gaston Fed Bncp MHC of NC(47.0                0.33    0.30    9.14    9.14    45.06
GFCO  Glenway Financial Corp. of OH                 1.18    1.18   12.80   12.70   132.87
GTPS  Great American Bancorp of IL                  0.74    0.74   19.77   19.77   108.20
PEDE  Great Pee Dee Bancorp of SC                   0.59    0.59   14.29   14.29    31.06
GSFC  Green Street Fin. Corp. of NC                 0.69    0.69   14.81   14.81    42.44
GFED  Guaranty Fed Bancshares of MO                 0.48    0.47   11.95   11.95    43.95
HCBBE HCB Bancshares of Camden AR                   0.25    0.25   14.45   14.28    83.79
HEMT  HF Bancorp of Hemet CA                        0.02    0.10   13.11   11.21   163.64
HFFC  HF Financial Corp. of SD                      1.51    1.31   13.21   13.21   133.07
HMNF  HMN Financial, Inc. of MN                     0.96    0.68   13.04   11.96   133.55
HALL  Hallmark Capital Corp. of WI                  0.95    0.89   11.38   11.38   149.16
HRBF  Harbor Federal Bancorp of MD                  0.94    0.91   15.94   15.94   126.53
HARB  Harbor Florida Bancshrs of FL                 0.53    0.50    8.37    8.27    42.67
HFSA  Hardin Bancorp of Hardin MO                   1.01    0.88   16.51   16.51   163.38
HARL  Harleysville SB of PA                         2.08    2.08   15.14   15.14   236.05
HFGI  Harrington Fin. Group of IN                  -0.58   -0.21    7.07    7.07   151.14
HARS  Harris Fin. MHC of PA (24.9)                  0.54    0.44    5.56    5.02    68.42
HFFB  Harrodsburg 1st Fin Bcrp of KY                0.77    0.77   14.99   14.99    56.49
HHFC  Harvest Home Fin. Corp. of OH                 0.63    0.63   11.73   11.73   103.39
HAVN  Haven Bancorp of Woodhaven NY                 1.00    1.06   13.33   12.74   255.93
HTHR  Hawthorne Fin. Corp. of CA                    3.11    3.40   15.06   15.06   378.97
HMLK  Hemlock Fed. Fin. Corp. of IL                 0.87    0.86   15.50   15.50   102.38
HBSC  Heritage Bancorp, Inc of SC                   0.76    0.76   20.46   20.46    65.00
HFWA  Heritage Financial Corp of WA                 0.42    0.24    9.72    8.83    43.07
HCBC  High Country Bancorp of CO                    0.55    0.55   13.82   13.82    76.03
HBNK  Highland Bancorp of CA                        3.36    2.96   20.70   20.70   263.15
HIFS  Hingham Inst. for Sav. of MA*                 1.44    1.42   11.48   11.48   121.77
HBEI  Home Bancorp of Elgin IL(8)                   0.37    0.37   14.42   14.42    55.21
HBFW  Home Bancorp of Fort Wayne IN                 1.26    1.23   18.27   18.27   153.25
HCFC  Home City Fin. Corp. of OH                    1.05    1.04   11.96   11.96    86.23
HOMF  Home Fed Bancorp of Seymour IN                2.02    1.58   13.02   12.69   139.94
HWEN  Home Financial Bancorp of IN                  0.42    0.32    8.08    8.08    45.81
HLFC  Home Loan Financial Corp of OH                0.41    0.41   14.04   14.04    36.44
HPBC  Home Port Bancorp, Inc. of MA*                1.72    1.97   12.32   12.32   141.40
HSTD  Homestead Bancorp, Inc. of LA                 0.36    0.36   10.40   10.40    48.02
HFBC  HopFed Bancorp of KY                          0.72    0.72   14.46   14.46    54.00
HZFS  Horizon Fin'l. Services of IA                 0.67    0.80    9.65    9.65   102.21
HRZB  Horizon Financial Corp. of WA*                1.12    1.09   11.41   11.41    73.90
HRBT  Hudson River Bancorp Inc of NY                0.41    0.47   12.20   12.20    45.63
ITLA  ITLA Capital Corp of CA*                      1.81    1.81   14.00   13.97   134.21
ICBC  Independence Comm Bnk Cp of NY               -0.53    0.45   12.63   11.93    62.94
IFSB  Independence FSB of DC                        4.18    3.32   16.53   15.10   207.60

P FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                           Exhibit IV-1 (continued)
                                                                                    Weekly Thrift Market Line - Part One
                                                                                        Prices As Of October 30, 1998

                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last  52 Wks Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
INBI  Industrial Bancorp of OH                19.00   4,999    95.0        25.00   16.25   18.50    2.70    8.39     7.04
IWBK  Interwest Bancorp of WA                 26.56  15,651   415.7        31.33   17.75   26.00    2.15    6.24     5.52
IPSW  Ipswich SB of Ipswich MA*               13.00   2,392    31.1        20.75   10.75   13.00    0.00    4.00   -21.21
JXVL  Jacksonville Bancorp of TX              14.75   2,422    35.7        23.25   14.38   15.00   -1.67  -19.75   -36.56
JXSB  Jcksnville SB,MHC of IL (45.6)          14.25   1,908    12.4        25.50   13.50   13.50    5.56  -19.35   -28.75
JSBA  Jefferson Svgs Bancorp of MO            16.13  10,030   161.8        31.88   11.00   15.50    4.06  -22.27   -21.32
KSBK  KSB Bancorp of Kingfield ME*            13.00   1,261    16.4        22.50   12.00   13.38   -2.84   -7.14   -42.22
KFBI  Klamath First Bancorp of OR             18.25   9,917   181.0        23.06   14.00   17.88    2.07  -19.35   -15.12
LSBI  LSB Fin. Corp. of Lafayette IN          29.50     933    27.5        32.00   23.81   28.50    3.51   20.85     8.70
LVSB  Lakeview Financial of NJ                18.50   4,880    90.3        28.75   13.50   17.44    6.08  -24.12   -27.45
LARK  Landmark Bancshares, Inc of KS          21.38   1,549    33.1        29.25   19.50   21.00    1.81   -8.04   -14.07
LARL  Laurel Capital Group of PA              19.00   2,206    41.9        23.50   16.50   17.38    9.32   10.66   -12.32
LSBX  Lawrence Savings Bank of MA*            12.75   4,331    55.2        19.31    9.63   13.50   -5.56   -8.14   -22.16
LFED  Leeds Fed Bksr MHC of MD (36.3          14.25   5,196    26.8        23.50   11.75   14.50   -1.72  -33.47   -34.48
LXMO  Lexington B&L Fin. Corp. of MO          11.75   1,009    11.9        17.88   11.75   11.75    0.00  -28.79   -33.80
LIBB  Liberty Bancorp MHC of NJ (47)           9.63   3,901    17.7        11.69    7.25    9.25    4.11   -3.70    -3.70
LFCO  Life Financial Corp of CA(8)             4.00   6,562    26.2        25.38    2.25    4.13   -3.15  -75.95   -68.33
LFBI  Little Falls Bancorp of NJ              15.38   2,478    38.1        22.25   11.50   14.50    6.07  -16.86   -24.98
LOGN  Logansport Fin. Corp. of IN             14.25   1,262    18.0        19.63   13.50   13.75    3.64   -9.52   -20.83
MAFB  MAF Bancorp, Inc. of IL                 24.50  22,393   548.6        28.83   19.38   23.00    6.52   15.73     3.90
MBLF  MBLA Financial Corp. of MO              20.25   1,247    25.3        30.63   18.25   20.50   -1.22  -21.36   -33.61
MECH  MECH Financial Inc of CT*               24.25   5,295   128.4        31.81   20.63   24.13    0.50    1.04    -6.95
MFBC  MFB Corp. of Mishawaka IN               20.75   1,474    30.6        30.38   18.00   20.00    3.75   -8.79   -31.70
MSBF  MSB Financial, Inc of MI                15.25   1,338    20.4        17.73   13.75   14.00    8.93   -6.78   -11.70
MARN  Marion Capital Holdings of IN           22.13   1,619    35.8        29.50   21.00   22.63   -2.21  -17.67   -18.43
MRKF  Market Fin. Corp. of OH                 11.00   1,336    14.7        20.25   10.00   11.00    0.00  -26.67   -29.62
MASB  MassBank Corp. of Reading MA*           36.50   3,554   129.7        54.25   29.50   35.50    2.82  -13.61   -23.37
MFLR  Mayflower Co-Op. Bank of MA*            21.00     900    18.9        27.50   17.00   21.00    0.00  -10.64   -21.50
MDBK  Medford Bancorp, Inc. of MA*            15.50   8,717   135.1        22.13   13.50   17.38  -10.82  -11.43   -21.04
MWBX  MetroWest Bank of MA*                    6.63  14,258    94.5         9.50    5.75    6.13    8.16  -18.45   -26.33
METF  Metropolitan Fin. Corp. of OH           10.25   7,051    72.3        18.88    9.00   10.13    1.18  -13.72   -33.87
MIFC  Mid Iowa Financial Corp. of IA(8)       13.50   1,735    23.4        14.00   10.13   13.44    0.45   30.06    17.39
MCBN  Mid-Coast Bancorp of ME                  9.00     713     6.4        14.00    7.50    8.00   12.50   -3.64   -10.00
MWBI  Midwest Bancshares, Inc. of IA          12.00   1,071    12.9        19.50   10.75   12.00    0.00  -26.92   -34.25
MFFC  Milton Fed. Fin. Corp. of OH            14.38   2,237    32.2        17.00   12.31   13.00   10.62   -8.00    -6.50
MBSP  Mitchell Bancorp, Inc. of NC(8)         15.75     931    14.7        18.50   14.00   14.00   12.50   -7.35    -7.35
MBBC  Monterey Bay Bancorp of CA              11.00   3,923    43.2        21.40   10.75   11.63   -5.42  -28.57   -29.49
MONT  Montgomery Fin. Corp. of IN             11.00   1,653    18.2        13.63    9.75   10.50    4.76  -13.73   -14.60
MSBK  Mutual SB, FSB of Bay City MI            7.75   4,290    33.2        14.13    5.75    7.25    6.90  -38.00   -40.38
MYST  Mystic Financial of MA*                 13.63   2,574    35.1        18.56    9.75   12.25   11.27   36.30    36.30
NHTB  NH Thrift Bancshares of NH              17.00   2,095    35.6        22.50   12.00   17.50   -2.86  -25.27   -17.07
NSLB  NS&L Bancorp, Inc of Neosho MO          13.50     686     9.3        19.25   13.25   13.25    1.89  -27.03   -28.50
NSSY  NSS Bancorp of CT(8)*                   46.63   2,378   110.9        58.75   35.00   46.00    1.37   31.35    23.52
NMSB  Newmil Bancorp, Inc. of CT*             12.00   3,837    46.0        14.63   10.00   13.00   -7.69   -7.69    -7.69
NBCP  Niagara Bancorp of NY MHC(45.4*         11.00  29,756   148.5        17.00    8.50   10.00   10.00   10.00    10.00
NBSI  North Bancshares of Chicago IL          12.00   1,271    15.3        18.83   11.00   11.00    9.09  -30.76   -32.89
FFFD  North Central Bancshares of IA          16.75   3,104    52.0        24.88   15.00   16.75    0.00   -7.61   -15.74
NEIB  Northeast Indiana Bncrp of IN           18.00   1,650    29.7        22.75   16.38   16.88    6.64   -7.69   -18.66
NWSB  Northwest Bcrp MHC of PA (30.8          11.88  46,865   171.5        18.00    9.00   10.25   15.90  -21.48   -15.92
NWEQ  Northwest Equity Corp. of WI            17.75     825    14.6        22.25   15.63   17.00    4.41    2.90   -14.46
NTMG  Nutmeg FS&LA of CT                      13.00   1,077    14.0        13.00    8.72   12.00    8.33   45.90    23.81
OHSL  OHSL Financial Corp. of OH              14.63   2,496    36.5        18.38   12.88   14.63    0.00    4.50     8.37
OCFC  Ocean Fin. Corp. of NJ                  14.50  14,757   214.0        20.00   12.00   14.25    1.75  -22.29   -22.17
OTFC  Oregon Trail Fin. Corp. of OR           13.38   4,695    62.8        18.50   11.00   13.00    2.92  -17.66   -23.01
OFCP  Ottawa Financial Corp. of MI            21.00   5,717   120.1        30.91   18.88   20.00    5.00  -12.83   -32.06


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
INBI  Industrial Bancorp of OH                      1.07    1.07   12.23   12.23    76.58
IWBK  Interwest Bancorp of WA                       1.29    1.09    9.03    8.89   133.60
IPSW  Ipswich SB of Ipswich MA*                     1.09    0.87    5.45    5.45    97.68
JXVL  Jacksonville Bancorp of TX                    1.30    1.30   14.48   14.48   100.20
JXSB  Jcksnville SB,MHC of IL (45.6)                0.52    0.33    9.38    9.38    88.96
JSBA  Jefferson Svgs Bancorp of MO                  0.98    0.87   11.84    9.50   123.81
KSBK  KSB Bancorp of Kingfield ME*                  1.33    1.33    9.54    8.30   122.63
KFBI  Klamath First Bancorp of OR                   0.90    0.89   14.22   13.03   101.71
LSBI  LSB Fin. Corp. of Lafayette IN                1.89    1.62   19.70   19.70   234.33
LVSB  Lakeview Financial of NJ                      1.94    0.83   11.60    7.78   121.69
LARK  Landmark Bancshares, Inc of KS                1.58    1.33   19.35   19.35   148.05
LARL  Laurel Capital Group of PA                    1.38    1.42   10.66   10.66   100.17
LSBX  Lawrence Savings Bank of MA*                  2.12    2.09    9.61    9.61    79.63
LFED  Leeds Fed Bksr MHC of MD (36.3                0.64    0.64    9.49    9.49    58.26
LXMO  Lexington B&L Fin. Corp. of MO                0.62    0.62   15.17   14.15    94.45
LIBB  Liberty Bancorp MHC of NJ (47)                0.32    0.32    8.59    8.59    65.46
LFCO  Life Financial Corp of CA(8)                  2.10    2.19    9.10    9.10    72.00
LFBI  Little Falls Bancorp of NJ                    0.76    0.76   14.90   13.82   141.79
LOGN  Logansport Fin. Corp. of IN                   1.02    1.03   13.46   13.46    71.52
MAFB  MAF Bancorp, Inc. of IL                       1.67    1.60   12.50   11.16   159.41
MBLF  MBLA Financial Corp. of MO                    1.51    1.49   22.33   22.33   162.97
MECH  MECH Financial Inc of CT*                     1.62    1.61   17.51   17.51   180.30
MFBC  MFB Corp. of Mishawaka IN                     1.46    1.42   22.46   22.46   197.38
MSBF  MSB Financial, Inc of MI                      0.91    0.79    9.95    9.95    59.77
MARN  Marion Capital Holdings of IN                 1.44    1.44   23.26   22.76   119.80
MRKF  Market Fin. Corp. of OH                       0.46    0.46   11.78   11.78    40.16
MASB  MassBank Corp. of Reading MA*                 3.03    2.61   30.77   30.37   261.58
MFLR  Mayflower Co-Op. Bank of MA*                  1.67    1.45   14.67   14.46   158.85
MDBK  Medford Bancorp, Inc. of MA*                  1.37    1.30   11.64   11.05   130.24
MWBX  MetroWest Bank of MA*                         0.54    0.54    3.39    3.39    46.18
METF  Metropolitan Fin. Corp. of OH                 0.93    0.80    5.61    5.20   150.18
MIFC  Mid Iowa Financial Corp. of IA(8)             0.79    0.78    7.73    7.72    77.83
MCBN  Mid-Coast Bancorp of ME                       0.61    0.53    7.35    7.35    91.60
MWBI  Midwest Bancshares, Inc. of IA                1.35    1.08   10.64   10.64   148.89
MFFC  Milton Fed. Fin. Corp. of OH                  0.67    0.54   11.64   11.64   105.10
MBSP  Mitchell Bancorp, Inc. of NC(8)               0.47    0.47   15.72   15.72    40.07
MBBC  Monterey Bay Bancorp of CA                    0.33    0.33   11.97   10.95   111.19
MONT  Montgomery Fin. Corp. of IN                   0.59    0.59   12.14   12.14    70.88
MSBK  Mutual SB, FSB of Bay City MI                -1.91   -0.65    7.94    7.94   143.08
MYST  Mystic Financial of MA*                       0.62    0.58   14.04   14.04    77.33
NHTB  NH Thrift Bancshares of NH                    1.38    1.28   12.60   11.01   154.81
NSLB  NS&L Bancorp, Inc of Neosho MO                0.60    0.59   16.87   16.76    91.32
NSSY  NSS Bancorp of CT(8)*                         2.18    1.92   23.19   22.62   274.11
NMSB  Newmil Bancorp, Inc. of CT*                   0.78    0.61    8.71    8.71    95.80
NBCP  Niagara Bancorp of NY MHC(45.4*               0.26    0.40    8.60    8.60    45.21
NBSI  North Bancshares of Chicago IL                0.36    0.32   10.50   10.50    97.02
FFFD  North Central Bancshares of IA                1.43    1.41   15.85   13.73   106.68
NEIB  Northeast Indiana Bncrp of IN                 1.40    1.40   16.07   16.07   123.19
NWSB  Northwest Bcrp MHC of PA (30.8                0.45    0.44    4.65    4.18    54.68
NWEQ  Northwest Equity Corp. of WI                  1.44    1.34   14.25   14.25   116.91
NTMG  Nutmeg FS&LA of CT                            0.87    0.46    6.31    6.31   104.10
OHSL  OHSL Financial Corp. of OH                    0.83    0.77   10.76   10.76    99.30
OCFC  Ocean Fin. Corp. of NJ                        0.93    0.93   14.29   14.22   104.24
OTFC  Oregon Trail Fin. Corp. of OR                 0.69    0.69   14.47   14.47    54.62
OFCP  Ottawa Financial Corp. of MI                  1.38    1.23   13.23   10.85   160.90

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700




                                                                                      Exhibit IV-1 (continued)
                                                                                Weekly Thrift Market Line - Part One
                                                                                    Prices As Of October 30, 1998



                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week   Week   Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFFB  PFF Bancorp of Pomona CA                14.69  15,440   226.8        21.13   11.94   13.38    9.79  -23.21   -26.11
PSFI  PS Financial of Chicago IL              10.38   2,019    21.0        22.38    8.50   10.00    3.80  -40.89   -53.62
PSBI  PSB Bancorp Inc. of PA*                  7.63   3,101    23.7        11.27    6.25    7.50    1.73  -23.01   -32.30
PVFC  PVF Capital Corp. of OH                 11.13   3,991    44.4        18.83   10.00   11.25   -1.07  -17.56   -17.31
PBCI  Pamrapo Bancorp, Inc. of NJ             23.75   2,843    67.5        32.38   22.13   23.00    3.26   -5.00   -12.84
PFED  Park Bancorp of Chicago IL              14.63   2,418    35.4        19.75   13.25   14.38    1.74  -17.02   -21.47
PVSA  Parkvale Financial Corp of PA           21.00   6,381   134.0        28.00   19.60   21.75   -3.45   -6.25   -23.36
PBHC  Pathfinder BC MHC of NY (45.2)*         11.63   2,736    14.9        26.13    9.88   11.25    3.38  -30.57   -41.85
PEEK  Peekskill Fin. Corp. of NY              13.63   2,860    39.0        18.25   12.00   13.06    4.36  -17.39   -18.63
PFSB  PennFed Fin. Services of NJ             13.81   9,230   127.5        19.00   10.25   12.63    9.34   -9.08   -19.38
PWBK  Pennwood Bancorp, Inc. of PA            10.88     697     7.6        17.44    9.00    9.88   10.12  -23.65   -26.54
PBKB  People's Bancshares of MA*              20.75   3,317    68.8        27.75   15.00   20.50    1.22    9.21    -8.79
TSBS  Peoples Bancorp Inc of NJ(8)*           10.13  36,373   368.5        11.83    6.97   10.00    1.30   10.23   -14.37
PFDC  Peoples Bancorp of Auburn IN            20.00   3,357    67.1        25.00   19.88   20.13   -0.65   -6.24    -9.09
PBCT  Peoples Bank, MHC of CT (41.2)*         25.56  64,147   706.3        41.13   19.19   24.13    5.93  -21.06   -32.74
PFFC  Peoples Fin. Corp. of OH                11.00   1,352    14.9        18.50   10.00   10.00   10.00  -15.38   -27.30
PHBK  Peoples Heritage Fin Grp of ME*         18.00  87,784 1,580.1        26.50   13.81   17.56    2.51   -7.98   -21.74
PSFC  Peoples Sidney Fin. Corp of OH          16.38   1,785    29.2        24.38   15.00   16.50   -0.73   -6.40    -8.39
PERM  Permanent Bancorp, Inc. of IN           12.00   4,249    51.0        18.25   10.94   12.00    0.00   -5.88   -22.88
PCBC  Perry Co. Fin. Corp. of MO              19.75     828    16.4        25.00   18.00   20.75   -4.82   -5.95   -18.15
PHFC  Pittsburgh Home Fin Corp of PA          12.63   1,969    24.9        20.81   12.13   13.25   -4.68  -32.64   -29.83
PFSL  Pocahontas Bancorp of AR                 8.81   6,685    58.9        11.43    6.75    9.00   -2.11   -2.87   -20.34
PTRS  Potters Financial Corp of OH            14.00     951    13.3        22.25   13.00   13.00    7.69    4.17   -30.00
PHSB  Ppls Home SB, MHC of PA (45.0)          13.75   2,760    17.1        22.13   11.50   12.13   13.36  -22.54   -27.17
PRBC  Prestige Bancorp of PA                  13.00   1,000    13.0        22.07   12.50   13.50   -3.70  -20.25   -25.24
PFNC  Progress Financial Corp. of PA          14.19   5,192    73.7        21.67   11.50   12.38   14.62   -0.70    -9.68
PROV  Provident Fin. Holdings of CA           15.50   4,625    71.7        24.25   14.00   15.50    0.00  -22.50   -29.16
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)       19.38   2,106    12.1        51.00   16.00   19.00    2.00  -34.59   -38.24
PLSK  Pulaski SB, MHC of NJ (47.0)            10.75   2,108    10.6        21.00   10.13   10.50    2.38  -41.89   -44.16
PULS  Pulse Bancorp of S. River NJ(8)         26.00   3,190    82.9        30.50   23.00   26.00    0.00    4.00    -0.50
QCFB  QCF Bancorp of Virginia MN              26.00   1,321    34.3        31.75   25.00   26.00    0.00   -3.70   -12.61
QCBC  Quaker City Bancorp of CA               15.00   5,799    87.0        21.25   11.75   15.31   -2.02   -6.25   -11.76
QCSB  Queens County Bancorp of NY*            29.81  21,419   638.5        31.42   22.88   30.00   -0.63   24.21    10.41
RARB  Raritan Bancorp of Raritan NJ(8)*       34.06   2,456    83.7        34.75   24.75   34.00    0.18   21.64    21.64
RELY  Reliance Bancorp, Inc. of NY            24.75   8,984   222.4        42.25   21.50   24.75    0.00  -22.37   -32.43
RELI  Reliance Bancshares Inc of WI(8)         9.38   2,396    22.5        10.13    8.06    9.00    4.22   13.70    -1.26
RCBK  Richmond County Fin Corp of NY          14.63  26,424   386.6        19.75   11.31   14.81   -1.22   46.30    46.30
RIVR  River Valley Bancorp of IN              13.88   1,190    16.5        20.75   13.25   13.38    3.74  -15.88   -25.97
RVSB  Riverview Bancorp of WA                 12.13   6,186    75.0        19.13   11.25   12.38   -2.02   -9.34   -31.66
RSLN  Roslyn Bancorp, Inc. of NY*             17.13  41,400   709.2        30.50   13.31   17.25   -0.70  -18.43   -26.32
SCCB  S. Carolina Comm. Bnshrs of SC          13.50     580     7.8        24.00   13.50   16.00  -15.63  -40.34   -40.00
SFED  SFS Bancorp of Schenectady NY(8)        22.00   1,208    26.6        27.88   19.75   24.25   -9.28    0.00   -18.15
SGVB  SGV Bancorp of W. Covina CA             13.00   2,348    30.5        18.81   11.75   12.00    8.33  -27.78   -26.76
SISB  SIS Bancorp, Inc. of MA(8)*             39.75   7,171   285.0        52.63   29.50   38.13    4.25   16.71    -1.09
SWCB  Sandwich Bancorp of MA(8)*              53.75   2,043   109.8        64.50   37.00   54.50   -1.38   41.45    22.16
SKAN  Skaneateles Bancorp Inc of NY*          13.88   1,445    20.1        22.25   12.63   13.38    3.74  -33.90   -37.28
SKBOD Skibo Fin Corp MHC of PA(45.0)          12.00   2,300    12.4        21.00   10.13   11.25    6.67  -38.87   -36.00
SOBI  Sobieski Bancorp of S. Bend IN          14.50     764    11.1        24.25   13.88   14.50    0.00  -21.62   -28.85
SFFS  Sound Bancorp MHC of NY (44.1)          10.00   5,212    23.0        10.00    8.50    9.75    2.56    0.00     0.00
SSFC  South Street Fin. Corp. of NC*           8.31   4,676    38.9        19.13    8.00    8.38   -0.84  -53.18   -56.26
SBAN  SouthBanc Shares Inc. of SC             18.00   4,306    77.5        23.76   15.00   17.84    0.90    1.64   -15.33
SCBS  Southern Commun. Bncshrs of AL          13.00   1,137    14.8        20.75   12.00   13.00    0.00  -29.73   -28.77
SMBC  Southern Missouri Bncrp of MO           16.63   1,484    24.7        23.25   15.75   16.50    0.79   -6.31   -18.88
SVRN  Sovereign Bancorp, Inc. of PA           13.13 163,725 2,149.7        22.19    9.00   13.25   -0.91  -10.62   -24.06
STFR  St. Francis Cap. Corp. of WI            40.88   4,788   195.7        50.75   34.50   36.13   13.15   11.24   -19.05



                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PFFB  PFF Bancorp of Pomona CA                     1.08    1.00   15.67   15.51   194.81
PSFI  PS Financial of Chicago IL                   0.42    0.73   11.27   11.27    42.10
PSBI  PSB Bancorp Inc. of PA*                      0.37    0.37    9.41    9.41    47.49
PVFC  PVF Capital Corp. of OH                      1.23    1.15    7.82    7.82   108.56
PBCI  Pamrapo Bancorp, Inc. of NJ                  1.65    1.59   17.30   17.21   138.68
PFED  Park Bancorp of Chicago IL                   0.70    0.71   16.55   16.55    81.39
PVSA  Parkvale Financial Corp of PA                1.74    1.74   13.17   13.11   171.66
PBHC  Pathfinder BC MHC of NY (45.2)*              0.53    0.45    8.61    7.35    72.40
PEEK  Peekskill Fin. Corp. of NY                   0.65    0.66   15.11   15.11    70.05
PFSB  PennFed Fin. Services of NJ                  1.21    1.18   11.24    9.77   168.14
PWBK  Pennwood Bancorp, Inc. of PA                 0.40    0.44   11.42   11.42    66.11
PBKB  People's Bancshares of MA*                   1.66    0.63    9.79    9.37   258.78
TSBS  Peoples Bancorp Inc of NJ(8)*                0.23    0.20    9.38    9.10    24.01
PFDC  Peoples Bancorp of Auburn IN                 1.28    1.28   13.57   13.57    90.65
PBCT  Peoples Bank, MHC of CT (41.2)*              1.60    0.83   13.37   11.53   141.94
PFFC  Peoples Fin. Corp. of OH                     0.71    0.33   10.89   10.89    62.80
PHBK  Peoples Heritage Fin Grp of ME*              0.76    1.02    8.24    6.85   111.27
PSFC  Peoples Sidney Fin. Corp of OH               0.69    0.69   10.99   10.99    59.33
PERM  Permanent Bancorp, Inc. of IN                0.62    0.59   10.23    8.35   119.26
PCBC  Perry Co. Fin. Corp. of MO                   1.01    1.00   20.02   20.02   108.41
PHFC  Pittsburgh Home Fin Corp of PA               1.09    0.97   13.12   12.98   189.20
PFSL  Pocahontas Bancorp of AR                     0.40    0.40    8.74    8.47    60.52
PTRS  Potters Financial Corp of OH                 0.99    0.89   11.50   11.50   134.75
PHSB  Ppls Home SB, MHC of PA (45.0)               0.63    0.58   10.41   10.41    82.15
PRBC  Prestige Bancorp of PA                       0.70    0.68   15.93   15.93   164.66
PFNC  Progress Financial Corp. of PA               0.77    0.69    8.03    7.17   116.01
PROV  Provident Fin. Holdings of CA                1.09    0.44   18.73   18.73   176.43
PULB  Pulaski Bk,SB MHC of MO (29.8)(8)            0.95    0.78   11.70   11.70    87.19
PLSK  Pulaski SB, MHC of NJ (47.0)                 0.47    0.51   10.53   10.53    89.08
PULS  Pulse Bancorp of S. River NJ(8)              1.74    1.74   14.39   14.39   170.56
QCFB  QCF Bancorp of Virginia MN                   2.01    1.95   19.93   19.93   113.92
QCBC  Quaker City Bancorp of CA                    1.14    1.12   13.32   13.32   153.04
QCSB  Queens County Bancorp of NY*                 1.11    1.09    7.92    7.92    80.08
RARB  Raritan Bancorp of Raritan NJ(8)*            1.62    1.62   12.96   12.81   176.96
RELY  Reliance Bancorp, Inc. of NY                 2.08    2.19   21.69   15.13   276.68
RELI  Reliance Bancshares Inc of WI(8)             0.24    0.23    9.34    9.34    17.65
RCBK  Richmond County Fin Corp of NY               0.27    0.76   12.44   12.39    60.39
RIVR  River Valley Bancorp of IN                   1.07    0.94   15.54   15.34   114.02
RVSB  Riverview Bancorp of WA                      0.72    0.68   10.02    9.71    43.42
RSLN  Roslyn Bancorp, Inc. of NY*                  1.11    1.06   14.36   14.29    93.07
SCCB  S. Carolina Comm. Bnshrs of SC               0.70    0.70   16.23   16.23    82.74
SFED  SFS Bancorp of Schenectady NY(8)             0.95    0.92   18.14   18.14   147.43
SGVB  SGV Bancorp of W. Covina CA                  0.63    0.62   13.73   13.56   173.91
SISB  SIS Bancorp, Inc. of MA(8)*                  1.68    2.09   18.34   18.34   256.82
SWCB  Sandwich Bancorp of MA(8)*                   2.45    2.32   21.81   21.20   259.92
SKAN  Skaneateles Bancorp Inc of NY*               1.09    1.06   12.69   12.39   184.59
SKBOD Skibo Fin Corp MHC of PA(45.0)               0.36    0.43   10.63   10.63    63.30
SOBI  Sobieski Bancorp of S. Bend IN               0.71    0.69   16.84   16.84   121.07
SFFS  Sound Bancorp MHC of NY (44.1)               0.63    0.63   10.02   10.02    52.59
SSFC  South Street Fin. Corp. of NC*               0.22    0.22    7.37    7.37    43.56
SBAN  SouthBanc Shares Inc. of SC                  0.62    0.66   17.72   17.72    85.38
SCBS  Southern Commun. Bncshrs of AL               0.75    0.75   10.36   10.36    59.74
SMBC  Southern Missouri Bncrp of MO                0.72    0.75   16.25   16.25   105.07
SVRN  Sovereign Bancorp, Inc. of PA                0.53    0.66    6.34    5.59   115.12
STFR  St. Francis Cap. Corp. of WI                 2.68    2.60   27.35   24.47   366.50

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                                                                       Exhibit IV-1 (continued)
                                                                                                Weekly Thrift Market Line - Part One
                                                                                                    Prices As Of October 30, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                     Shares  Market          52 Week (1)              % Change From
                                                                         ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last  52 Wks Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SPBC  St. Paul Bancorp, Inc. of IL            20.56  40,598   834.7        27.06   16.81   20.94   -1.81  -10.61   -21.68
SFFC  StateFed Financial Corp. of IA          11.88   1,566    18.6        15.00    9.00   11.63    2.15  -12.39   -19.46
SFIN  Statewide Fin. Corp. of NJ              15.50   4,397    68.2        26.69   15.25   16.63   -6.79  -28.34   -35.42
STSA  Sterling Financial Corp. of WA          16.38   7,606   124.6        27.63   14.00   15.25    7.41  -22.92   -24.69
ROSE  T R Financial Corp. of NY*              32.75  17,630   577.4        44.75   19.88   29.63   10.53    3.97    -1.50
THRD  TF Financial Corp. of PA                18.50   3,192    59.1        30.00   16.13   17.25    7.25  -20.87   -38.33
THTL  Thistle Group Holdings of PA             9.00   9,000    81.0        10.06    7.63    9.13   -1.42  -10.00   -10.00
TSBK  Timberland Bancorp of WA                13.38   6,613    88.5        18.50   10.75   12.00   11.50   33.80    33.80
TRIC  Tri-County Bancorp of WY                12.75   1,167    14.9        16.50   11.25   12.75    0.00   -8.14   -15.00
TWIN  Twin City Bancorp, Inc. of TN           13.25   1,241    16.4        15.50   12.75   13.13    0.91   -8.62   -14.52
USAB  USABancshares, Inc of PA*                7.25   2,002    14.5        13.31    6.19    8.00   -9.38   17.12    -3.33
UCBC  Union Community Bancorp of IN           12.00   3,042    36.5        15.81   10.63   12.50   -4.00   20.00   -17.98
UCFC  United Community Fin. of OH             14.00  33,465   468.5        17.94   13.00   14.25   -1.75   40.00    40.00
UBMT  United Fin. Corp. of MT                 24.25   1,698    41.2        31.50   21.75   23.00    5.43    N.A.     N.A.
UTBI  United Tenn. Bancshares of TN           11.63   1,455    16.9        16.00    9.88   10.88    6.89   16.30    16.30
WHGB  WHG Bancshares of MD                    10.75   1,389    14.9        19.00   10.13   10.25    4.88  -31.22   -42.67
WSFS  WSFS Financial Corp. of DE*             17.13  12,233   209.6        23.88   12.75   18.25   -6.14   -1.44   -14.35
WVFC  WVS Financial Corp. of PA               15.38   3,615    55.6        20.13   14.75   15.19    1.25   -3.87   -12.76
WRNB  Warren Bancorp of Peabody MA*            9.69   7,911    76.7        14.38    8.75    9.88   -1.92   -3.10   -15.74
WSBI  Warwick Community Bncrp of NY*          12.75   6,607    84.2        18.00   10.38   12.50    2.00   27.50   -26.64
WFSL  Washington Federal, Inc. of WA          26.69  51,446 1,373.1        30.13   22.25   25.81    3.41   -2.95    -6.61
WAYN  Wayne Svgs Bks MHC of OH (48.2          18.25   2,486    21.8        30.00   17.00   18.00    1.39  -22.80   -30.77
WCFB  Wbstr Cty FSB MHC of IA (45.6)          16.00   2,114    15.4        21.75   12.50   16.00    0.00  -23.81   -20.00
WBST  Webster Financial Corp. of CT           24.69  37,943   936.8        36.25   18.88   21.06   17.24  -18.89   -25.74
WEFC  Wells Fin. Corp. of Wells MN            16.50   1,652    27.3        22.00   15.25   18.00   -8.33   -5.71    -7.72
WEBK  West Essex MHC of NJ (42.2)              9.75   4,197    17.3        10.06    8.41   10.06   -3.08   -2.50    -2.50
WCBI  WestCo Bancorp, Inc. of IL(8)           32.25   2,405    77.6        32.50   26.00   30.00    7.50   17.27    18.35
WSTR  WesterFed Fin. Corp. of MT              18.25   5,589   102.0        26.75   17.00   18.13    0.66  -24.74   -28.43
WOFC  Western Ohio Fin. Corp. of OH           22.63   2,298    52.0        27.50   19.75   21.00    7.76   -6.68   -15.81
WEHO  Westwood Hmstd Fin Corp of OH           10.00   2,436    24.4        18.13   10.00   10.38   -3.66  -36.51   -41.18
FFWD  Wood Bancorp of OH                      13.00   2,669    34.7        27.00   12.25   13.75   -5.45  -10.96   -30.85
YFCB  Yonkers Fin. Corp. of NY                14.19   2,726    38.7        20.25   13.00   14.25   -0.42  -29.05   -26.29
YFED  York Financial Corp. of PA              20.00   8,968   179.4        27.25   15.63   21.88   -8.59   -6.10   -22.33

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
                                                  EPS(3)   EPS(3)  Share  Share(4) Share
                                                 -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SPBC  St. Paul Bancorp, Inc. of IL                 1.22    1.17   10.79   10.75   112.44
SFFC  StateFed Financial Corp. of IA               0.65    0.65   10.27   10.27    57.34
SFIN  Statewide Fin. Corp. of NJ                   1.21    1.16   14.51   14.49   149.34
STSA  Sterling Financial Corp. of WA               0.89    1.30   13.90    5.47   273.04
ROSE  T R Financial Corp. of NY*                   2.21    1.88   14.53   14.53   233.45
THRD  TF Financial Corp. of PA                     1.39    1.12   16.18   13.73   215.94
THTL  Thistle Group Holdings of PA                 0.53    0.53   10.79   10.79    38.81
TSBK  Timberland Bancorp of WA                     0.67    0.63   12.87   12.87    39.79
TRIC  Tri-County Bancorp of WY                     0.76    0.78   12.20   12.20    74.16
TWIN  Twin City Bancorp, Inc. of TN                0.89    0.72   11.29   11.29    89.13
USAB  USABancshares, Inc of PA*                    0.26    0.32    6.55    6.51    67.28
UCBC  Union Community Bancorp of IN                0.47    0.47   14.22   14.22    35.53
UCFC  United Community Fin. of OH                  0.58    0.58   12.47   12.47    38.59
UBMT  United Fin. Corp. of MT                      1.35    1.32   17.83   17.23   120.93
UTBI  United Tenn. Bancshares of TN                0.71    0.71   13.83   13.83    51.16
WHGB  WHG Bancshares of MD                         0.46    0.46   14.52   14.52    95.01
WSFS  WSFS Financial Corp. of DE*                  1.39    1.34    7.80    7.77   126.84
WVFC  WVS Financial Corp. of PA                    0.97    1.05    9.12    9.12    82.17
WRNB  Warren Bancorp of Peabody MA*                0.80    0.80    5.01    5.01    47.80
WSBI  Warwick Community Bncrp of NY*               0.19    0.64   13.04   13.04    62.12
WFSL  Washington Federal, Inc. of WA               2.16    2.10   15.02   13.95   108.05
WAYN  Wayne Svgs Bks MHC of OH (48.2               0.73    0.66    9.94    9.94   104.35
WCFB  Wbstr Cty FSB MHC of IA (45.6)               0.63    0.63   10.75   10.75    45.93
WBST  Webster Financial Corp. of CT                1.30    1.46   14.45   12.25   242.18
WEFC  Wells Fin. Corp. of Wells MN                 1.45    1.35   17.55   17.55   114.21
WEBK  West Essex MHC of NJ (42.2)                  0.27    0.27   10.76   10.76    80.14
WCBI  WestCo Bancorp, Inc. of IL(8)                1.96    1.84   20.86   20.86   133.18
WSTR  WesterFed Fin. Corp. of MT                   1.30    1.30   19.63   16.00   182.88
WOFC  Western Ohio Fin. Corp. of OH                0.12    0.10   22.57   21.11   155.48
WEHO  Westwood Hmstd Fin Corp of OH                0.38    0.61   10.68   10.68    51.86
FFWD  Wood Bancorp of OH                           0.89    0.72    8.45    8.45    62.25
YFCB  Yonkers Fin. Corp. of NY                     1.09    0.99   15.17   15.17   147.31
YFED  York Financial Corp. of PA                   1.12    0.88   12.18   12.18   137.07

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                                  Exhibit IV-1
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of October 30, 1998

                                                             Key Financial Ratios                         Asset Quality Ratios
                                            ----------------------------------------------------------  -----------------------
                                                     Tang.
                                                                Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------    NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)   Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------  ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)      (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(274)                    13.75    13.47    0.92    7.95    5.93       0.88    7.52     0.65  139.77    0.78
NYSE Traded Companies(7)                      8.31     7.98    0.76   10.42    6.20       0.47    7.67     2.28  120.17    1.35
AMEX Traded Companies(22)                    13.68    13.55    0.74    5.97    5.77       0.77    5.70     0.64  152.06    0.76
NASDAQ Listed OTC Companies(245)             13.91    13.60    0.93    8.06    5.94       0.90    7.68     0.62  139.33    0.77
California Companies(17)                      7.80     7.45    0.60    8.47    7.40       0.51    7.66     1.53   97.96    1.29
Florida Companies(5)                         11.24    10.51    0.88    9.01    5.78       0.58    5.47     1.75  126.64    0.90
Mid-Atlantic Companies(52)                   11.24    10.82    0.83    9.06    6.76       0.85    8.83     0.66  100.19    0.89
Mid-West Companies(130)                      14.46    14.25    0.92    7.17    5.43       0.89    6.89     0.55  141.65    0.66
New England Companies(7)                      7.44     7.12    0.72    9.86    6.93       0.62    8.56     0.66  129.84    1.01
North-West Companies(11)                     17.55    16.79    1.18    8.71    5.42       1.06    8.05     0.59  224.74    0.80
South-East Companies(41)                     17.31    17.14    1.09    8.19    5.52       1.03    7.73     0.63  156.92    0.77
South-West Companies(6)                      11.01    10.91    0.91    9.94    8.86       0.87    9.62     0.45  176.09    0.58
Western Companies (Excl CA)(5)               16.71    16.21    0.98    6.28    6.01       0.98    6.28     0.37  196.99    0.92
Thrift Strategy(233)                         14.78    14.53    0.93    7.46    5.82       0.91    7.15     0.59  142.75    0.73
Mortgage Banker Strategy(24)                  7.55     6.84    0.74    9.67    4.86       0.66    9.12     0.71  135.97    0.98
Real Estate Strategy(7)                       7.36     7.13    0.88   12.00    8.91       0.80   11.05     1.31  116.26    1.73
Diversified Strategy(7)                       8.60     8.32    0.84   10.66    4.88       0.53    7.71     2.16   83.96    1.05
Retail Banking Strategy(3)                    6.77     6.40    1.42   20.90   21.06       1.16   17.22     0.91   64.52    0.63
Companies Issuing Dividends(230)             13.98    13.69    0.96    8.13    6.11       0.91    7.57     0.59  137.95    0.75
Companies Without Dividends(44)              12.48    12.22    0.66    6.94    4.93       0.71    7.25     0.96  150.29    0.96
Equity/Assets less than 6%(18)                5.07     4.63    0.52   10.51    5.55       0.58   11.56     1.10  116.82    0.96
Equity/Assets 6-12%(119)                      8.71     8.31    0.85   10.00    6.83       0.75    8.92     0.67  136.17    0.86
Equity/Assets greater than 12%(137)          19.25    19.08    1.03    5.86    5.21       1.02    5.78     0.59  145.19    0.69
Actively Traded Companies(28)                 8.82     8.31    0.89   10.76    5.35       0.91   11.52     0.78  135.43    0.92
Market Value Below $20 Million(61)           14.81    14.71    0.86    6.29    6.37       0.80    5.70     0.64  154.13    0.67
Holding Company Structure(247)               13.76    13.47    0.91    7.84    5.84       0.87    7.45     0.67  135.62    0.77
Assets Over $1 Billion(56)                    9.27     8.63    0.79   10.34    6.36       0.78    9.97     0.97  112.02    0.98
Assets $500 Million-$1 Billion(35)           10.64    10.24    0.92    9.12    5.82       0.83    8.39     0.44  171.94    0.86
Assets $250-$500 Million(64)                 13.86    13.58    0.91    7.86    6.13       0.90    7.55     0.64  141.99    0.75
Assets less than $250 Million(119)           16.78    16.69    0.97    6.50    5.65       0.93    6.06     0.59  141.67    0.68
Goodwill Companies(111)                      10.70    10.01    0.85    9.35    6.36       0.80    8.74     0.76  129.34    0.90
Non-Goodwill Companies(161)                  15.93    15.93    0.96    6.90    5.64       0.92    6.61     0.58  147.73    0.69
Acquirors of FSLIC Cases(7)                   9.44     8.97    1.28   14.97   11.49       1.21   14.23     0.79   62.47    0.62


                                                                  Pricing Ratios                      Dividend Data(6)
                                                     ----------------------------------------     -------------------------
                                                                              Price/  Price/        Ind.   Divi-
                                                      Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                                Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                                ------- ------- ------- ------- --------     ------- ------- ---------
                                                        (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(274)                              17.09  124.46   15.70  129.92   17.59         0.33    2.07   32.54
NYSE Traded Companies(7)                               18.32  150.65   12.41  158.28   13.82         0.21    0.97   19.34
AMEX Traded Companies(22)                              16.11   99.60   13.34  101.01   17.91         0.33    2.33   32.54
NASDAQ Listed OTC Companies(245)                       17.14  125.97   16.00  131.73   17.64         0.34    2.07   32.93
California Companies(17)                               14.13  104.91    8.13  110.59   12.99         0.15    0.82   15.46
Florida Companies(5)                                   18.78  124.81   14.65  139.02   20.83         0.14    1.16   19.00
Mid-Atlantic Companies(52)                             15.72  123.29   12.98  131.28   16.97         0.32    1.99   31.83
Mid-West Companies(130)                                17.37  123.41   16.41  126.48   17.84         0.35    2.19   33.53
New England Companies(7)                               14.77  135.62    9.79  143.40   17.74         0.39    2.19   31.16
North-West Companies(11)                               19.04  142.62   21.20  164.12   19.93         0.32    1.76   32.90
South-East Companies(41)                               19.00  135.87   19.99  139.89   18.98         0.39    2.42   39.61
South-West Companies(6)                                14.31  104.59   10.90  108.20   11.60         0.26    1.82   28.50
Western Companies (Excl CA)(5)                         16.83   98.54   16.11  103.70   16.82         0.48    2.70   44.34
Thrift Strategy(233)                                   17.31  118.59   16.29  122.46   17.77         0.35    2.17   34.00
Mortgage Banker Strategy(24)                           16.65  163.76   12.37  186.39   18.56         0.26    1.41   25.67
Real Estate Strategy(7)                                11.45  126.79    9.52  129.54   12.13         0.18    0.95   11.79
Diversified Strategy(7)                                21.15  195.37   16.05  201.47   18.93         0.40    2.08   41.58
Retail Banking Strategy(3)                              7.26  121.22    7.66  125.45    8.47         0.23    1.52    8.98
Companies Issuing Dividends(230)                       17.10  126.28   16.14  131.33   17.76         0.39    2.44   38.37
Companies Without Dividends(44)                        17.06  114.22   13.26  122.02   16.46         0.00    0.00    0.00
Equity/Assets less than 6%(18)                         13.82  150.45    7.83  169.63   12.78         0.16    0.77   11.01
Equity/Assets 6-12%(119)                               15.30  142.15   12.14  150.21   16.73         0.32    1.87   27.97
Equity/Assets greater than 12%(137)                    19.07  105.79   19.82  107.17   18.99         0.37    2.41   40.03
Actively Traded Companies(28)                          16.94  167.91   14.46  184.48   16.50         0.44    1.97   34.68
Market Value Below $20 Million(61)                     17.30   98.61   14.08   99.25   18.36         0.30    2.40   36.63
Holding Company Structure(247)                         17.20  124.89   15.77  130.40   17.59         0.34    2.11   33.37
Assets Over $1 Billion(56)                             16.52  147.83   13.07  163.32   16.59         0.32    1.60   25.87
Assets $500 Million-$1 Billion(35)                     15.09  141.92   14.09  149.89   17.08         0.37    1.96   29.92
Assets $250-$500 Million(64)                           16.70  120.33   15.92  123.75   16.99         0.32    1.87   30.26
Assets less than $250 Million(119)                     18.13  110.06   17.34  110.92   18.54         0.34    2.42   38.19
Goodwill Companies(111)                                16.52  135.01   13.48  147.91   17.01         0.33    1.87   28.15
Non-Goodwill Companies(161)                            17.52  115.27   17.12  115.27   18.03         0.34    2.21   35.67
Acquirors of FSLIC Cases(7)                            12.93  152.62   14.40  161.28   12.94         0.47    1.98   24.65

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                            Exhibit IV-1 (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of October 30, 1998


                                                             Key Financial Ratios                         Asset Quality Ratios
                                            ----------------------------------------------------------  -----------------------
                                                     Tang.     Reported Earnings        Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------    NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)   Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------  ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)      (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(56)                      11.93    11.60    1.06   10.51    6.96       1.05    9.89     0.55  208.67    1.23
NYSE Traded Companies(5)                     16.97    15.76    1.36    9.51    5.54       1.50    9.36     0.88  129.40    0.91
AMEX Traded Companies(5)                     11.98    11.68    1.02   10.09    7.65       0.93    8.79     0.85  124.37    1.19
NASDAQ Listed OTC Companies(46)              11.30    11.09    1.03   10.68    7.05       1.01   10.08     0.48  228.50    1.28
California Companies(1)                      10.43    10.41    1.43   13.81   11.87       1.43   13.81     0.00    0.00    1.90
Mid-Atlantic Companies(21)                   14.44    14.00    0.96    8.21    5.19       1.06    8.34     0.75  140.68    1.09
New England Companies(29)                     9.84     9.55    1.13   12.61    8.11       1.02   11.24     0.46  277.29    1.41
North-West Companies(2)                      11.34    11.34    1.32   12.49    8.80       1.22   11.18     0.04    0.00    1.07
South-East Companies(3)                      15.00    14.84    0.77    4.38    5.34       0.98    5.79     0.32  159.18    0.52
Thrift Strategy(44)                          12.88    12.62    1.04    9.59    6.62       1.05    9.04     0.58  200.68    1.16
Mortgage Banker Strategy(6)                   8.56     8.10    1.06   13.08    8.23       0.93   11.10     0.17  335.04    1.13
Real Estate Strategy(2)                      10.46    10.45    1.58   14.95   10.06       1.58   14.95     0.00    0.00    1.73
Diversified Strategy(4)                       6.90     5.82    0.97   14.71    6.86       1.02   15.40     0.81  162.87    2.01
Companies Issuing Dividends(48)              11.42    11.04    1.05   10.65    6.84       1.03    9.86     0.51  206.41    1.21
Companies Without Dividends(8)               14.64    14.63    1.10    9.75    7.60       1.17   10.01     0.74  219.64    1.37
Equity/Assets greater than 6%(2)              4.68     4.60    0.96   19.71    8.19       0.62   12.06     0.71   99.04    0.92
Equity/Assets 6-12%(36)                       8.59     8.14    1.03   12.11    7.55       0.96   11.22     0.64  200.17    1.42
Equity/Assets 12%(18)                        19.05    18.95    1.12    6.42    5.71       1.27    7.12     0.40  230.15    0.92
Converted Last 3 Mths (no MHC)(1)            27.23    27.23    0.47    1.74    2.50       1.06    3.91     1.28   74.83    1.43
Actively Traded Companies(14)                10.39     9.93    1.36   13.75    8.53       1.30   12.38     0.24  260.22    1.07
Market Value Below $20 Million(6)             9.24     9.04    0.83    8.70    7.47       0.84    8.70     0.58  243.74    1.25
Holding Company Structure(43)                12.77    12.53    1.06    9.80    6.68       1.08    9.45     0.46  229.96    1.24
Assets Over $1 Billion(16)                   11.21    10.43    1.21   11.95    6.63       1.24   11.76     0.56  198.28    1.26
Assets $500 Million-$1 Billion(11)            9.17     9.03    1.03   12.04    7.44       0.90    9.77     0.48  194.26    1.34
Assets $250-$500 Million(15)                 12.88    12.75    1.10   10.59    7.68       1.11   10.00     0.60  198.01    1.47
Assets less than $250 Million(14)            13.30    13.18    0.87    8.02    6.33       0.87    7.84     0.52  235.72    0.90
Goodwill Companies(28)                       10.13     9.45    0.97   10.92    7.23       0.94    9.89     0.75  166.51    1.26
Non-Goodwill Companies(28)                   13.52    13.52    1.14   10.14    6.73       1.15    9.88     0.39  245.08    1.21

                                                            Pricing Ratios                      Dividend Data(6)
                                               ----------------------------------------     -------------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          ------- ------- ------- ------- --------     ------- ------- ---------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(56)                          14.58  138.03   15.38  141.17   16.10         0.37    2.03   29.77
NYSE Traded Companies(5)                         17.54  159.12   23.56  149.30   19.62         0.55    1.52   29.21
AMEX Traded Companies(5)                         13.83  119.46   13.33  123.77   16.56         0.41    2.52   34.24
NASDAQ Listed OTC Companies(46)                  14.36  137.72   14.64  142.54   15.57         0.35    2.04   29.27
California Companies(1)                           8.43  108.93   11.36  109.16    8.43         0.00    0.00    0.00
Mid-Atlantic Companies(21)                       17.72  133.14   18.27  131.17   19.06         0.39    1.63   31.15
New England Companies(29)                        13.34  146.41   13.42  153.29   14.93         0.37    2.18   28.67
North-West Companies(2)                          11.46  139.28   15.11  139.28   12.61         0.32    2.37   27.98
South-East Companies(3)                          14.96  103.69   15.63  104.75   11.35         0.41    3.75   48.21
Thrift Strategy(44)                              15.07  130.41   15.91  129.64   16.65         0.41    2.14   31.78
Mortgage Banker Strategy(6)                      12.51  156.51   12.85  169.63   15.25         0.21    1.33   16.51
Real Estate Strategy(2)                          10.27  151.17   15.82  151.29   10.27         0.18    1.86   22.50
Diversified Strategy(4)                          16.05  191.40   13.13  223.60   14.87         0.37    2.15   35.61
Companies Issuing Dividends(48)                  14.40  143.67   15.54  147.54   16.23         0.44    2.41   35.57
Companies Without Dividends(8)                   15.59  108.42   14.52  108.54   15.43         0.00    0.00    0.00
Equity/Assets greater than 6%(2)                 12.21  225.24   10.66  229.99   14.94         0.46    2.45   30.23
Equity/Assets 6-12%(36)                          14.13  150.82   13.49  155.67   15.79         0.40    2.12   30.39
Equity/Assets 12%(18)                            16.16  104.46   19.50  105.14   16.83         0.31    1.82   28.37
Converted Last 3 Mths (no MHC)(1)                 0.00   69.74   18.99   69.74   17.86         0.00    0.00    0.00
Actively Traded Companies(14)                    12.69  155.76   15.28  168.60   13.70         0.49    2.22   28.96
Market Value Below $20 Million(6)                14.99  113.92   10.44  117.77   14.25         0.32    1.94   25.34
Holding Company Structure(43)                    14.97  131.91   15.98  137.17   16.35         0.38    2.08   31.39
Assets Over $1 Billion(16)                       16.09  164.95   18.48  172.50   17.00         0.47    1.86   33.43
Assets $500 Million-$1 Billion(11)               12.53  152.20   13.04  156.06   16.19         0.53    2.70   37.35
Assets $250-$500 Million(15)                     12.68  124.12   14.60  125.93   15.15         0.27    1.96   25.21
Assets less than $250 Million(14)                15.93  116.93   14.18  118.81   16.02         0.28    1.91   25.43
Goodwill Companies(28)                           14.80  143.17   13.54  150.08   16.06         0.38    1.99   29.24
Non-Goodwill Companies(28)                       14.36  133.29   17.02  133.29   16.13         0.36    2.08   30.27

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                                                                 Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                              Prices As Of October 30, 1998


                                                               Key Financial Ratios                           Asset Quality Ratios
                                              ----------------------------------------------------------    -----------------------
                                                       Tang.
                                                                  Reported Earnings       Core Earnings
                                              Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                    Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                    ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                 (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

     Market Averages. MHC Institutions
     ---------------------------------
     SAIF-Insured Thrifts(21)                  14.34    14.24    0.83    6.29    3.91       0.79    5.84       0.54  123.18    0.87
     BIF-Insured Thrifts(3)                    13.44    12.43    0.86    8.30    4.39       0.74    6.70       0.73  132.70    1.11
     NASDAQ Listed OTC Companies(24)           14.21    13.98    0.84    6.58    3.98       0.78    5.97       0.57  124.54    0.91
     Florida Companies(2)                       6.15     5.98    0.65    8.98    4.88       0.52    7.18       0.27   78.51    0.34
     Mid-Atlantic Companies(14)                13.29    13.05    0.73    5.87    3.87       0.73    5.81       0.62   94.13    0.86
     Mid-West Companies(5)                     14.49    14.49    0.90    6.38    3.86       0.81    5.45       0.41  219.34    0.55
     New England Companies(2)                  21.20    20.55    1.65   10.93    5.17       1.31    7.51       0.60  214.48    2.01
     South-East Companies(1)                   20.28    20.28    0.73    5.92    2.51       0.66    5.39       0.50  132.06    0.96
     Thrift Strategy(22)                       14.78    14.64    0.82    6.01    3.88       0.80    5.78       0.56  125.10    0.86
     Mortgage Banker Strategy(1)                8.13     7.34    0.84   10.33    3.47       0.68    8.41       0.66   60.54    0.97
     Diversified Strategy(1)                    9.42     8.12    1.22   13.58    6.26       0.63    7.05       0.59  177.88    1.64
     Companies Issuing Dividends(20)           13.92    13.63    0.87    7.10    3.97       0.80    6.34       0.56  136.28    0.92
     Companies Without Dividends(4)            15.47    15.47    0.71    4.37    3.99       0.71    4.37       0.58   74.64    0.85
     Equity/Assets 6-12%(12)                    9.51     9.03    0.74    7.86    4.26       0.61    6.38       0.65   86.53    0.81
     Equity/Assets greater than 12%(12)        18.48    18.48    0.92    5.41    3.72       0.95    5.59       0.49  159.10    0.99
     Holding Company Structure(5)              14.52    14.18    0.75    5.77    4.11       0.78    5.98       0.59   86.74    0.66
     Assets Over $1 Billion(5)                 10.24     9.62    0.85    9.61    4.15       0.74    8.06       0.46  125.67    0.97
     Assets $500 Million-$1 Billion(3)         32.99    32.99    2.07    8.28    4.08       2.00    7.97       0.60  251.07    2.37
     Assets $250-$500 Million(8)               13.35    13.35    0.73    5.43    4.01       0.71    5.21       0.63   71.58    0.74
     Assets less than $250 Million(8)          15.34    15.10    0.77    5.48    3.80       0.72    5.05       0.57  166.19    0.85
     Goodwill Companies(8)                     10.54     9.85    0.79    8.11    4.19       0.64    6.48       0.68   87.93    0.94
     Non-Goodwill Companies(15)                15.82    15.82    0.83    5.78    3.68       0.83    5.67       0.51  148.27    0.90
     MHC Institutions(24)                      14.21    13.98    0.84    6.58    3.98       0.78    5.97       0.57  124.54    0.91
     MHC Converted Last 3 Months(2)            16.24    16.24    0.77    4.40    4.53       0.77    4.40       0.81   63.36    1.19

                                                              Pricing Ratios                      Dividend Data(6)
                                                 ----------------------------------------      ------------------------
                                                                          Price/  Price/        Ind.   Divi-
                                                  Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                       ------- ------- ------- ------- --------      ------- ------- --------
                                                    (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

     Market Averages. MHC Institutions
     ---------------------------------
     SAIF-Insured Thrifts(21)                      23.82  151.12   20.42  154.68   24.24         0.31    2.06   33.30
     BIF-Insured Thrifts(3)                        18.96  151.39   19.47  169.27   26.67         0.41    2.14   47.13
     NASDAQ Listed OTC Companies(24)               23.18  151.16   20.29  156.77   24.58         0.32    2.07   36.07
     Florida Companies(2)                          20.49  177.41   10.91  182.64   25.61         1.00    4.24    0.00
     Mid-Atlantic Companies(14)                    23.20  145.75   18.17  151.61   24.00         0.20    1.58   29.77
     Mid-West Companies(5)                         25.93  161.45   22.78  161.45   26.52         0.57    3.50   57.69
     New England Companies(2)                      20.25  164.22   31.64  179.48   25.49         0.56    2.57   47.62
     South-East Companies(1)                        0.00  143.65   29.14  143.65    0.00         0.20    1.52   60.61
     Thrift Strategy(22)                           23.30  142.28   20.28  145.29   24.58         0.30    2.02   34.06
     Mortgage Banker Strategy(1)                   28.81  279.86   22.74  309.96    0.00         0.22    1.41   40.74
     Diversified Strategy(1)                       15.98  191.17   18.01  221.68    0.00         0.92    3.60   57.50
     Companies Issuing Dividends(20)               23.37  160.81   21.04  167.73   25.03         0.40    2.56   49.18
     Companies Without Dividends(4)                21.91  110.18   17.09  110.18   21.91         0.00    0.00    0.00
     Equity/Assets 6-12%(12)                       23.31  178.09   16.39  189.86   24.68         0.43    2.58   50.30
     Equity/Assets greater than 12%(12)            22.97  126.68   23.83  126.68   24.51         0.22    1.60   23.62
     Holding Company Structure(5)                  20.94  131.70   18.32  136.33   24.22         0.19    1.24   20.97
     Assets Over $1 Billion(5)                     22.92  206.37   19.54  225.28   26.70         0.48    2.34   44.99
     Assets $500 Million-$1 Billion(3)             24.53  137.28   45.28  137.28   25.49         0.20    1.54   37.74
     Assets $250-$500 Million(8)                   22.40  134.84   17.40  134.84   22.93         0.22    1.57   11.80
     Assets less than $250 Million(8)              23.89  132.36   20.55  135.67   24.79         0.34    2.53   52.86
     Goodwill Companies(8)                         23.59  181.11   17.73  197.93   26.60         0.36    1.76   28.59
     Non-Goodwill Companies(15)                    23.77  138.98   21.76  138.98   24.66         0.33    2.40   46.18
     MHC Institutions(24)                          23.18  151.16   20.29  156.77   24.58         0.32    2.07   36.07
     MHC Converted Last 3 Months(2)                15.87   95.21   15.59   95.21   15.87         0.00    0.00    0.00

(1)  Average of high/low or bid/ask price per share.

(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized

(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.

(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).

(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)  Annualized, based on last regular quarterly cash dividend announcement.

(7)  Indicated dividend as a percent of trailing twelve month earnings.

(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.


* All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                            Exhibit IV-1 (continued)
                                                                      Weekly Thrift Market Line - Part Two
                                                                         Prices As Of October 30, 1998

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                                                Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*               20.71    20.71    0.92    4.44    4.47       0.92    4.44       0.56  150.03    0.99
CFB   Commercial Federal Corp. of NE          7.27     6.44    0.78   11.91    4.45       0.96   14.50       0.78   86.50    0.88
DME   Dime Bancorp, Inc. of NY*               6.36     5.23    0.85   14.62    6.64       0.52    8.88        NA      NA     0.69
DSL   Downey Financial Corp. of CA            7.87     7.79    0.98   13.22    8.66       1.01   13.67       0.75   70.52    0.58
FED   FirstFed Fin. Corp. of CA               5.99     5.95    0.72   13.26    8.49       0.68   12.50       0.73  312.44    2.92
GSB   Golden State Bancorp of CA(8)           6.20     5.20    0.81   13.04    5.94       0.85   13.73       0.68  162.74    1.78
GDW   Golden West Fin. Corp. of CA            7.48     7.48    1.02   14.92    7.77       1.00   14.59        NA      NA     0.86
GPT   GreenPoint Fin. Corp. of NY*            9.92     5.62    1.11   11.26    4.66       1.14   11.55       2.27   36.31    1.11
JSB   JSB Financial, Inc. of NY*             24.31    24.31    2.92   12.15    8.87       3.28   13.64       0.16  238.05    0.54
OCN   Ocwen Financial Corp. of FL            12.19    11.15    0.87    6.99    3.75       0.08    0.62       6.87   11.20    1.31
SIB   Staten Island Bancorp of NY*           23.55    22.95    1.02    5.10    3.08       1.65    8.29       0.53   93.20    1.20
WES   Westcorp Inc. of Orange CA              9.07     9.05    0.20    2.19    4.07      -0.89   -9.85        NA      NA     1.57


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         14.72    14.72    1.04    6.50    7.50       0.98    6.09        NA      NA      NA
ANE   Alliance Bncp of New Eng of CT*         7.80     7.63    0.94   12.50   10.10       0.46    6.06       0.53  229.26    1.84
BKC   American Bank of Waterbury CT*          8.65     8.39    1.34   15.31    8.41       1.13   12.87       1.45   71.20    1.73
BFD   BostonFed Bancorp of MA                 7.80     7.53    0.71    8.64    7.36       0.57    6.89        NA      NA     0.86
CNY   Carver Bancorp, Inc. of NY              8.40     8.12    0.25    3.02    5.11       0.22    2.63       2.21   36.35    1.28
CBK   Citizens First Fin.Corp. of IL         13.95    13.95    0.71    5.12    5.20       0.40    2.89       0.67   54.73    0.45
EFC   EFC Bancorp Inc of IL                  23.66    23.66   -0.78   -5.19   -3.91       0.94    6.26       0.53   57.48    0.42
EBI   Equality Bancorp, Inc. of MO            9.58     9.58    0.59    6.72    4.67       0.01    0.12       0.36   37.97    0.37
ESX   Essex Bancorp of Norfolk VA(8)          0.02    -0.04   -0.24     NM   -20.66      -0.24     NM        1.26   76.64    1.11
FCB   Falmouth Bancorp, Inc. of MA*          21.39    21.39    1.09    4.72    5.07       0.82    3.57        NA      NA     0.65
FAB   FirstFed America Bancorp of MA          8.86     8.86    0.59    5.48    5.95       0.48    4.47       0.27  324.40    1.33
GAF   GA Financial Corp. of PA               12.87    12.76    1.02    7.15    8.14       0.95    6.65       0.31   60.77    0.47
HBS   Haywood Bancshares, Inc. of NC*        14.57    14.11    0.92    6.39    6.49       1.45   10.05       0.60   82.40    0.66
KNK   Kankakee Bancorp, Inc. of IL            9.76     8.34    0.79    7.49    8.57       0.76    7.17       1.12   53.91    0.97
KYF   Kentucky First Bancorp of KY           17.56    17.56    1.08    6.34    5.92       1.06    6.25       0.17  272.34    0.78
NBN   Northeast Bancorp of ME*                7.48     6.89    0.83   11.52    8.18       0.82   11.39       0.81  114.63    1.05
NEP   Northeast PA Fin. Corp of PA           17.78    17.78   -0.28   -1.52   -1.76       0.63    3.42       0.23  182.16    0.72
PDB   Piedmont Bancorp, Inc. of NC           16.56    16.56    1.28    7.79    6.68       1.23    7.54       0.68  116.45    0.97
SSB   Scotland Bancorp, Inc. of NC(8)        24.95    24.95    1.33    4.93    3.95       1.33    4.93        NA      NA     0.57
SZB   SouthFirst Bancshares of AL             9.94     9.70    0.47    4.21    4.21       0.42    3.76       1.56   29.78    0.75
SRN   Southern Banc Company of AL            17.67    17.54    0.51    2.96    3.45       0.51    2.96       0.01  690.91    0.18
SSM   Stone Street Bancorp of NC             27.32    27.32    1.39    4.89    5.47       1.39    4.89       0.03     NA     0.64
TSH   Teche Holding Company of LA            13.84    13.84    0.94    6.94    8.20       0.93    6.83        NA      NA     1.01
FTF   Texarkana Fst. Fin. Corp of AR         14.88    14.88    1.75   11.48    8.69       1.70   11.18        NA      NA     0.64
THR   Three Rivers Fin. Corp. of MI          12.83    12.79    0.85    6.34    6.94       0.76    5.67       0.83   59.56    0.78
WSB   Washington SB, FSB of MD                8.42     8.42    0.73    8.64   10.35       0.50    5.89        NA      NA     1.02
WFI   Winton Financial Corp. of OH            7.27     7.14    1.19   16.33    8.74       0.90   12.33        NA      NA      NA


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)          9.17     8.99    0.73    8.28    4.49       0.51    5.81       1.84   30.69    0.77
FBER  1st Bergen Bancorp of NJ(8)            11.60    11.60    0.72    5.57    3.64       0.72    5.57       0.96  111.28    2.41
AFED  AFSALA Bancorp, Inc. of NY(8)          11.40    11.40    0.62    5.01    4.89       0.68    5.47       0.33  205.73    1.42
ALBK  ALBANK Fin. Corp. of Albany NY(8)       9.19     7.27    1.14   12.55    5.46       1.13   12.48       0.78   93.99    1.05
AMFC  AMB Financial Corp. of IN              12.68    12.68    0.84    5.95    7.44       0.54    3.86       0.19  214.55    0.52
ASBP  ASB Financial Corp. of OH              12.45    12.45    0.94    6.35    5.50       0.93    6.26       0.34  191.18    0.98
ABBK  Abington Bancorp of MA*                 6.37     5.81    0.86   12.84    8.68       0.65    9.73       0.14  353.60    0.77
AABC  Access Anytime Bancorp of NM            7.93     7.93    1.37   16.80   15.25       1.24   15.29       0.08  535.05    0.67
AFBC  Advance Fin. Bancorp of WV             13.07    13.07    0.78    5.32    6.56       0.67    4.61       0.47   88.35    0.49


                                                          Pricing Ratios                      Dividend Data(6)
                                             ----------------------------------------      ------------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- --------     ------- ------- ---------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NYSE Traded Companies
---------------------
BYS   Bay State Bancorp of MA*                 22.38   99.32   20.57   99.32   22.38         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE           22.47  213.05   15.48  240.36   18.45         0.22    0.97   21.78
DME   Dime Bancorp, Inc. of NY*                15.07  200.42   12.75  243.71   24.80         0.20    0.84   12.66
DSL   Downey Financial Corp. of CA             11.55  143.72   11.31  145.23   11.16         0.32    1.37   15.76
FED   FirstFed Fin. Corp. of CA                11.78  144.44    8.65  145.34   12.50         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)            16.83  219.57   13.62  261.80   15.99         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA             12.86  177.34   13.27  177.34   13.16         0.50    0.55    7.09
GPT   GreenPoint Fin. Corp. of NY*             21.44  244.67   24.28     NM    20.90         0.64    1.95   41.83
JSB   JSB Financial, Inc. of NY*               11.28  135.68   32.98  135.68   10.05         1.60    3.05   34.41
OCN   Ocwen Financial Corp. of FL              26.67  170.70   20.81  186.63     NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*               NM   115.49   27.19  118.50   19.99         0.32    1.76   57.14
WES   Westcorp Inc. of Orange CA               24.57   54.65    4.96   54.78     NM          0.20    2.91   71.43


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA           13.33   89.25   13.14   89.25   14.21         0.44    2.56   34.11
ANE   Alliance Bncp of New Eng of CT*           9.90  116.41    9.09  119.05   20.41         0.20    2.00   19.80
BKC   American Bank of Waterbury CT*           11.88  171.53   14.84  176.86   14.14         0.80    3.70   43.96
BFD   BostonFed Bancorp of MA                  13.58  117.43    9.16  121.70   17.04         0.40    2.21   30.08
CNY   Carver Bancorp, Inc. of NY               19.57   58.03    4.87   60.00   22.50         0.00    0.00    0.00
CBK   Citizens First Fin.Corp. of IL           19.23   96.65   13.48   96.65     NM          0.00    0.00    0.00
EFC   EFC Bancorp Inc of IL                      NM    89.57   21.19   89.57   21.23         0.00    0.00     NM
EBI   Equality Bancorp, Inc. of MO             21.43  115.38   11.05  115.38     NM          0.24    2.00   42.86
ESX   Essex Bancorp of Norfolk VA(8)             NM      NM     1.05     NM      NM          0.00    0.00     NM
FCB   Falmouth Bancorp, Inc. of MA*            19.72   91.22   19.51   91.22   26.07         0.24    1.56   30.77
FAB   FirstFed America Bancorp of MA           16.82   98.58    8.74   98.58   20.61         0.20    1.37   22.99
GAF   GA Financial Corp. of PA                 12.28   92.65   11.93   93.52   13.21         0.56    4.00   49.12
HBS   Haywood Bancshares, Inc. of NC*          15.40   97.57   14.21  100.76    9.80         0.60    3.48   53.57
KNK   Kankakee Bancorp, Inc. of IL             11.67   85.75    8.37  100.37   12.19         0.48    1.96   22.86
KYF   Kentucky First Bancorp of KY             16.89  107.67   18.91  107.67   17.12         0.50    4.00   67.57
NBN   Northeast Bancorp of ME*                 12.23  120.59    9.02  130.94   12.37         0.21    1.89   23.08
NEP   Northeast PA Fin. Corp of PA               NM    86.08   15.31   86.08   25.29         0.00    0.00     NM
PDB   Piedmont Bancorp, Inc. of NC             14.97  113.56   18.80  113.56   15.47         0.48    5.26     NM
SSB   Scotland Bancorp, Inc. of NC(8)          25.30  139.82   34.88  139.82   25.30         0.20    1.80   45.45
SZB   SouthFirst Bancshares of AL              23.77   93.67    9.31   96.02   26.59         0.60    3.82     NM
SRN   Southern Banc Company of AL              28.98   84.44   14.92   85.06   28.98         0.35    2.75     NM
SSM   Stone Street Bancorp of NC               18.29   90.14   24.63   90.14   18.29         0.46    3.07   56.10
TSH   Teche Holding Company of LA              12.20   82.05   11.35   82.05   12.40         0.50    3.30   40.32
FTF   Texarkana Fst. Fin. Corp of AR           11.51  129.23   19.23  129.23   11.82         0.64    2.94   33.86
THR   Three Rivers Fin. Corp. of MI            14.41   93.40   11.98   93.68   16.10         0.44    2.91   41.90
WSB   Washington SB, FSB of MD                  9.66   81.57    6.87   81.57   14.17         0.10    2.35   22.73
WFI   Winton Financial Corp. of OH             11.44  186.90   13.58  190.13   15.16         0.25    2.06   23.58


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN(8)           22.27  178.00   16.33  181.50     NM          0.27    0.70   15.52
FBER  1st Bergen Bancorp of NJ(8)              27.44  166.67   19.34  166.67   27.44         0.28    1.24   34.15
AFED  AFSALA Bancorp, Inc. of NY(8)            20.45  108.92   12.42  108.92   18.75         0.28    1.78   36.36
ALBK  ALBANK Fin. Corp. of Albany NY(8)        18.30  215.63   19.81  272.29   18.41         0.84    1.37   25.15
AMFC  AMB Financial Corp. of IN                13.44   81.96   10.39   81.96   20.70         0.32    2.53   34.04
ASBP  ASB Financial Corp. of OH                18.17  134.82   16.79  134.82   18.45         0.40    3.39   61.54
ABBK  Abington Bancorp of MA*                  11.52  149.75    9.54  164.25   15.21         0.20    1.36   15.63
AABC  Access Anytime Bancorp of NM              6.56  105.96    8.40  105.96    7.21         0.00    0.00    0.00
AFBC  Advance Fin. Bancorp of WV               15.24   86.33   11.29   86.33   17.61         0.32    2.56   39.02


RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                                              Exhibit IV-1 (continued)
                                                                                       Weekly Thrift Market Line - Part Two
                                                                                           Prices As Of October 30, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.
                                                                Reported Earnings       Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY          8.49     8.49    0.54    6.24    6.38       0.50    5.88       0.47   72.86    0.44
ABCL  Alliance Bancorp, Inc. of IL            8.74     8.66    0.75    8.29    5.28       0.92   10.18       0.17  175.47    0.45
ALLB  Alliance Bank MHC of PA (19.9)         10.68    10.68    0.77    6.88    4.78       0.77    6.88       1.06   45.21    0.88
AHCI  Ambanc Holding Co., Inc. of NY*        10.32    10.32    0.40    3.45    3.29       0.41    3.52       0.60  120.40    1.26
ASBI  Ameriana Bancorp of IN                 12.16    11.94    0.98    8.54    6.50       0.82    7.15       0.56   54.99    0.43
ABCW  Anchor Bancorp Wisconsin of WI          6.36     6.26    1.11   17.39    6.00       0.97   15.09       0.58  180.99    1.29
ANDB  Andover Bancorp, Inc. of MA*            8.20     8.20    1.19   14.70    7.78       1.16   14.34       0.31  238.74    0.99
ASFC  Astoria Financial Corp. of NY           7.71     5.53    0.86   10.97    7.33       0.74    9.44       0.37   81.02    0.76
AVND  Avondale Fin. Corp. of IL(8)            8.36     8.36   -0.91  -11.02  -14.47      -0.62   -7.53       1.25   84.71    2.83
BCSB  BCSB Bankcorp MHC of MD (38.6)         16.27    16.27    0.80    4.95    3.58       0.80    4.95       0.34   88.87    0.56
BKCT  Bancorp Connecticut of CT*              9.89     9.89    1.43   13.91    8.61       1.21   11.72       0.61  181.32    2.10
BPLS  Bank Plus Corp. of CA                   4.32     3.97    0.19    4.16    9.61       0.28    6.30       1.75   69.27    1.79
BNKU  Bank United Corp. of TX                 5.11     4.64    0.89   17.72    8.79       0.84   16.66        NA      NA     0.44
BWFC  Bank West Fin. Corp. of MI             12.83    12.83    0.49    3.63    3.41       0.51    3.74       0.57   28.07    0.23
BANC  BankAtlantic Bancorp of FL              6.79     5.25    0.83   13.30    8.35       0.37    5.99       0.81  100.62    1.12
BKUNA BankUnited Fin. Corp. of FL             5.11     4.27    0.28    6.60    4.86       0.13    3.15       0.46   37.03    0.21
BVCC  Bay View Capital Corp. of CA            6.89     4.46    0.35    5.42    4.29       0.60    9.23        NA      NA     1.06
FSNJ  Bayonne Banchsares of NJ(8)            13.69    13.69    0.73    5.33    3.41       0.73    5.33       0.44   96.50    0.92
BFSB  Bedford Bancshares, Inc. of VA         13.26    13.26    1.23    8.87    5.13       1.21    8.76       0.21  232.62    0.60
BFFC  Big Foot Fin. Corp. of IL              17.27    17.27    0.55    3.12    3.51       0.41    2.32       0.16   87.72    0.26
BYFC  Broadway Fin. Corp. of CA               9.50     9.50    0.45    4.56    8.00       0.28    2.79       1.15   68.56    0.97
BRKL  Brookline Bncp MHC of MA(47.0)         32.99    32.99    2.07    8.28    4.08       2.00    7.97       0.60  251.07    2.37
CBES  CBES Bancorp, Inc. of MO               13.61    13.61    0.94    6.07    7.05       0.67    4.33       0.59   91.39    0.58
CITZ  CFS Bancorp, Inc. of IN                17.41    17.41    0.58    3.31    3.64       0.64    3.68       0.67   42.30    0.81
CFSB  CFSB Bancorp of Lansing MI              7.78     7.78    1.36   17.60    5.68       1.23   15.86       0.21  275.17    0.64
CKFB  CKF Bancorp of Danville KY             21.57    21.57    1.34    5.95    6.43       1.34    5.95       0.54   40.24    0.24
CNSB  CNS Bancorp, Inc. of MO                24.77    24.77    0.88    3.59    4.46       0.76    3.10       0.06  606.56    0.57
CNYF  CNY Financial Corp of NY*              27.23    27.23    0.47    1.74    2.50       1.06    3.91       1.28   74.83    1.43
CSBF  CSB Financial Group Inc of IL          23.20    21.89    0.76    3.28    4.45       0.74    3.20       1.13   34.83    0.69
CBCI  Calumet Bancorp of Chicago IL(8)       17.73    17.73    1.95   11.64   10.09       1.96   11.72       1.21   99.71    1.56
CAFI  Camco Fin. Corp. of OH                  9.90     9.30    1.26   13.00    7.81       0.91    9.41       0.72   39.75    0.34
CMRN  Cameron Fin. Corp. of MO               19.87    19.87    1.14    5.47    6.57       1.12    5.36       1.06   67.46    0.87
CFNC  Carolina Fincorp of NC*                13.50    13.50    0.93    4.48    6.89       1.05    5.04       0.13  303.47    0.51
CASB  Cascade Financial Corp. of WA           7.07     7.07    0.84   12.44    6.07       0.75   11.08       0.48  193.12    1.08
CATB  Catskill Fin. Corp. of NY*             22.03    22.03    1.30    5.45    6.31       1.29    5.38       0.22  282.65    1.43
CAVB  Cavalry Bancorp of TN                  29.66    29.66    1.48    5.11    3.49       1.09    3.76        NA      NA      NA
CNIT  Cenit Bancorp of Norfolk VA             7.91     7.33    0.90   12.59    6.51       0.83   11.60       0.19  316.10    0.75
CEBK  Central Co-Op. Bank of MA*              9.75     8.88    0.85    8.64    8.48       0.63    6.45       0.40  188.70    1.00
CENB  Century Bancorp, Inc. of NC(8)         19.34    19.34    1.20    4.68    7.24       1.18    4.63       0.47  119.57    0.78
COFI  Charter One Financial of OH             7.47     7.03    0.95   13.28    4.63       1.25   17.47       0.40  142.90    0.82
CVAL  Chester Valley Bancorp of PA            8.45     8.45    0.96   11.19    4.51       0.90   10.51       0.33  274.00    1.23
CLAS  Classic Bancshares, Inc. of KY         14.87    12.79    0.73    4.88    5.56       0.93    6.18       0.29  216.16    0.92
CBSA  Coastal Bancorp of Houston TX           3.85     3.35    0.52   14.57   11.05       0.54   14.92        NA      NA     0.71
CFCP  Coastal Fin. Corp. of SC                5.89     5.89    1.21   19.85    5.63       0.97   15.96       0.48  188.30    1.31
CFKY  Columbia Financial of KY               31.50    31.50    0.48    2.32    1.69       0.48    2.32       0.40   63.42    0.48
CMSB  Commonwealth Bancorp Inc of PA          8.43     6.65    0.57    6.24    6.32       0.41    4.44       0.46   91.32    0.66
CMSV  Commty. Svgs, MHC of FL (48.5)(8)      10.85    10.85    0.70    6.35    4.51       0.65    5.85       0.27  133.22    0.52
CFTP  Community Fed. Bancorp of MS           22.27    22.27    1.24    4.91    4.47       1.07    4.24       0.28   78.26    0.41
CFFC  Community Fin. Corp. of VA             14.09    14.04    1.00    7.33    6.01       0.96    7.02       1.30   48.66    0.71
CIBI  Community Inv. Bancorp of OH           10.09    10.09    0.91    8.05    5.80       0.91    8.05       0.67   81.36    0.67
COOP  Cooperative Bancshares of NC            7.95     7.95    0.65    8.45    6.08       0.59    7.70       0.08  330.28    0.34
CRZY  Crazy Woman Creek Bncorp of WY         23.43    23.43    1.24    5.15    6.15       1.24    5.15       0.13  355.84    0.92
CRSB  Crusader Holding Corp of PA            11.50    10.89    2.27   32.12    8.00       2.09   29.47       0.96   44.19    0.50
DNFC  D&N Financial Corp. of MI               5.57     5.53    0.86   15.65    8.68       0.75   13.68       0.50  109.80    0.83
DCBI  Delphos Citizens Bancorp of OH         24.15    24.15    1.54    5.87    5.49       1.54    5.87        NA      NA      NA
DCOM  Dime Community Bancorp of NY*          11.48    10.00    0.89    6.98    4.68       0.86    6.80       0.33  209.19    1.17


                                                          Pricing Ratios                      Dividend Data(6)
                                             ----------------------------------------     -------------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- --------     ------- ------- ---------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ALBC  Albion Banc Corp. of Albion NY           15.69   95.58    8.12   95.58   16.67         0.12    1.50   23.53
ABCL  Alliance Bancorp, Inc. of IL             18.94  121.31   10.60  122.31   15.43         0.44    2.30   43.56
ALLB  Alliance Bank MHC of PA (19.9)           20.90  140.88   15.04  140.88   20.90         0.36    2.82   59.02
AHCI  Ambanc Holding Co., Inc. of NY*            NM   109.00   11.25  109.00   29.81         0.24    1.55   47.06
ASBI  Ameriana Bancorp of IN                   15.38  128.30   15.60  130.62   18.37         0.64    3.56   54.70
ABCW  Anchor Bancorp Wisconsin of WI           16.67  280.31   17.82  284.77   19.20         0.20    0.93   15.50
ANDB  Andover Bancorp, Inc. of MA*             12.86  177.46   14.55  177.46   13.19         0.00    0.00    0.00
ASFC  Astoria Financial Corp. of NY            13.65  128.13    9.88  178.79   15.87         0.80    1.86   25.40
AVND  Avondale Fin. Corp. of IL(8)               NM    83.04    6.94   83.04     NM          0.00    0.00     NM
BCSB  BCSB Bankcorp MHC of MD (38.6)           27.94  138.19   22.49  138.19   27.94         0.00    0.00    0.00
BKCT  Bancorp Connecticut of CT*               11.61  153.97   15.23  153.97   13.79         0.54    3.66   42.52
BPLS  Bank Plus Corp. of CA                    10.41   42.51    1.84   46.29    6.88         0.00    0.00    0.00
BNKU  Bank United Corp. of TX                  11.38  187.92    9.61  206.96   12.11         0.64    1.61   18.29
BWFC  Bank West Fin. Corp. of MI               29.31  105.75   13.56  105.75   28.42         0.24    2.56     NM
BANC  BankAtlantic Bancorp of FL               11.97  123.55    8.39  159.77   26.56         0.10    1.18   14.08
BKUNA BankUnited Fin. Corp. of FL              20.59   88.05    4.50  105.35     NM          0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA             23.31   85.78    5.91  132.29   13.69         0.40    2.32   54.05
FSNJ  Bayonne Banchsares of NJ(8)              29.29  142.15   19.46  142.15   29.29         0.25    1.67   49.02
BFSB  Bedford Bancshares, Inc. of VA           19.48  166.30   22.05  166.30   19.74         0.32    2.13   41.56
BFFC  Big Foot Fin. Corp. of IL                28.47   88.26   15.24   88.26     NM          0.00    0.00    0.00
BYFC  Broadway Fin. Corp. of CA                12.50   55.32    5.25   55.32   20.39         0.20    2.58   32.26
BRKL  Brookline Bncp MHC of MA(47.0)           24.53  137.28   45.28  137.28   25.49         0.20    1.54   37.74
CBES  CBES Bancorp, Inc. of MO                 14.18   88.57   12.05   88.57   19.85         0.48    3.02   42.86
CITZ  CFS Bancorp, Inc. of IN                  27.44   90.81   15.81   90.81   24.70         0.32    3.24     NM
CFSB  CFSB Bancorp of Lansing MI               17.61  309.41   24.08  309.41   19.53         0.52    2.08   36.62
CKFB  CKF Bancorp of Danville KY               15.56   94.96   20.48   94.96   15.56         0.54    3.54   55.10
CNSB  CNS Bancorp, Inc. of MO                  22.41   79.90   19.79   79.90   26.00         0.30    2.31   51.72
CNYF  CNY Financial Corp of NY*                  NM    69.74   18.99   69.74   17.86         0.00    0.00    0.00
CSBF  CSB Financial Group Inc of IL            22.45   74.06   17.18   78.47   22.98         0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL(8)          9.91  108.65   19.27  108.65    9.85         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                   12.80  148.31   14.68  157.82   17.70         0.41    2.60   33.33
CMRN  Cameron Fin. Corp. of MO                 15.23   85.35   16.96   85.35   15.54         0.28    1.82   27.72
CFNC  Carolina Fincorp of NC*                  14.52  100.74   13.60  100.74   12.90         0.24    2.95   42.86
CASB  Cascade Financial Corp. of WA            16.46  185.19   13.10  185.19   18.49         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*               15.84   89.07   19.63   89.07   16.02         0.37    2.65   42.05
CAVB  Cavalry Bancorp of TN                    28.68  145.85   43.26  145.85     NM          0.20    1.03   29.41
CNIT  Cenit Bancorp of Norfolk VA              15.35  188.95   14.95  203.97   16.67         0.44    2.26   34.65
CEBK  Central Co-Op. Bank of MA*               11.79   98.36    9.59  108.00   15.79         0.32    1.72   20.25
CENB  Century Bancorp, Inc. of NC(8)           13.82   89.08   17.23   89.08   13.97         0.68    5.18   71.58
COFI  Charter One Financial of OH              21.61  245.88   18.36  261.08   16.43         0.56    2.04   44.09
CVAL  Chester Valley Bancorp of PA             22.18  226.40   19.12  226.40   23.60         0.44    1.49   33.08
CLAS  Classic Bancshares, Inc. of KY           18.00   85.55   12.72   99.48   14.21         0.32    2.37   42.67
CBSA  Coastal Bancorp of Houston TX             9.05  121.95    4.69  140.01    8.84         0.32    1.68   15.24
CFCP  Coastal Fin. Corp. of SC                 17.76  327.02   19.27  327.02   22.09         0.28    1.47   26.17
CFKY  Columbia Financial of KY                   NM    92.66   29.19   92.66     NM          0.28    2.15     NM
CMSB  Commonwealth Bancorp Inc of PA           15.83  105.32    8.88  133.68   22.27         0.32    2.25   35.56
CMSV  Commty. Svgs, MHC of FL (48.5)(8)        22.16  137.38   14.91  137.38   24.06         0.90    4.02     NM
CFTP  Community Fed. Bancorp of MS             22.35  110.65   24.64  110.65   25.88         0.32    2.17   48.48
CFFC  Community Fin. Corp. of VA               16.63  117.51   16.56  117.98   17.37         0.32    2.71   45.07
CIBI  Community Inv. Bancorp of OH             17.25  147.24   14.85  147.24   17.25         0.24    1.96   33.80
COOP  Cooperative Bancshares of NC             16.46  130.65   10.38  130.65   18.06         0.00    0.00    0.00
CRZY  Crazy Woman Creek Bncorp of WY           16.27   83.23   19.50   83.23   16.27         0.40    2.96   48.19
CRSB  Crusader Holding Corp of PA              12.51  200.17   23.01  211.32   13.63         0.00    0.00    0.00
DNFC  D&N Financial Corp. of MI                11.53  166.81    9.29  168.12   13.18         0.20    1.04   11.98
DCBI  Delphos Citizens Bancorp of OH           18.23  112.04   27.06  112.04   18.23         0.24    1.37   25.00
DCOM  Dime Community Bancorp of NY*            21.38  150.47   17.27  172.73   21.96         0.48    2.01   42.86


     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                                                                 Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                              Prices As Of October 30, 1998

                                                              Key Financial Ratios                           Asset Quality Ratios
                                             ----------------------------------------------------------    -----------------------
                                                      Tang.
                                                                 Reported Earnings       Core Earnings
                                             Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                   Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                   ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
ESBF  ESB Financial Corp of PA              7.20     6.42     0.69     9.08     6.44     0.69     9.08     0.60    83.44     1.34
EGLB  Eagle BancGroup of IL                12.05    12.05     0.35     2.97     2.61     0.12     1.03     0.73    75.47     0.82
EBSI  Eagle Bancshares of Tucker GA         6.92     6.92     0.88    11.78     8.16     0.85    11.46     1.20    49.97     0.78
ETFS  East Texas Fin. Serv. of TX          17.29    17.29     0.53     3.02     3.90     0.45     2.58     0.41    46.61     0.38
ESBK  Elmira Svgs Bank (The) of NY*         6.27     6.27     0.47     7.45     7.05     0.49     7.85     0.83    80.50     0.85
EMLD  Emerald Financial Corp. of OH         8.51     8.41     1.13    14.11     6.23     1.03    12.84     0.33       NA       NA
EFBC  Empire Federal Bancorp of MT         36.22    36.22     1.45     3.95     5.02     1.45     3.95     0.01       NA     0.41
EFBI  Enterprise Fed. Bancorp of OH(8)      9.96     9.71     0.78     6.96     2.37     0.67     5.95     0.06   333.77     0.30
EQSB  Equitable FSB of Wheaton MD           5.12     5.12     0.70    13.60     8.45     0.66    12.87     0.31    52.60     0.25
FCBF  FCB Fin. Corp. of Neenah WI          14.47    14.47     1.24     8.45     6.16     0.92     6.26     0.22   327.68     0.98
FFDF  FFD Financial Corp. of OH            17.39    17.39     1.07     4.76     4.25     0.75     3.36     0.09   329.27     0.38
FFLC  FFLC Bancorp of Leesburg FL          12.51    12.51     1.03     7.97     7.12     1.03     7.97     0.19   276.11     0.60
FFWC  FFW Corporation of Wabash IN          9.41     8.66     0.99    10.40     8.67     0.87     9.12     0.43   112.60     0.70
FFYF  FFY Financial Corp. of OH            12.92    12.92     1.24     9.26     6.23     1.21     9.06     0.51    82.43     0.56
FMCO  FMS Financial Corp. of NJ             6.08     6.03     0.85    13.59     7.30     0.85    13.59       NA       NA     1.09
FFHH  FSF Financial Corp. of MN            10.44    10.44     0.80     7.37     7.33     0.76     6.97     0.20   123.88     0.37
FBCI  Fidelity Bancorp of Chicago IL       10.60    10.58     0.19     1.80     1.59     0.60     5.67     0.24    45.86     0.14
FSBI  Fidelity Bancorp, Inc. of PA          7.09     7.09     0.74    10.76     8.53     0.72    10.54     0.17   330.68     1.05
FFFL  Fidelity Bcsh MHC of FL (47.9)        6.15     5.98     0.65     8.98     4.88     0.52     7.18     0.27    78.51     0.34
FFED  Fidelity Fed. Bancorp of IN           6.78     6.78    -0.34    -5.64    -5.12    -0.26    -4.29     0.40   389.90     1.91
FFOH  Fidelity Financial of OH             12.41    11.04     0.89     7.17     6.27     0.86     6.91     0.26   121.33     0.40
FIBC  Financial Bancorp, Inc. of NY(8)      8.42     8.39     0.94    10.50     4.63     0.91    10.19     1.92    25.63     0.87
SBFL  Fingr Lakes Fin.MHC OF NY(33.1        8.46     8.46     0.42     4.65     2.80     0.33     3.65     0.32   141.95     0.89
FBSI  First Bancshares, Inc. of MO         14.14    13.57     1.10     7.90     6.26     1.10     7.90     1.24    24.67     0.36
FBBC  First Bell Bancorp of PA             10.16    10.16     1.08    10.29     8.34     1.07    10.20     0.08   121.66     0.14
FSTC  First Citizens Corp of GA            10.09     8.07     1.91    19.64     7.86     1.73    17.77     1.17    86.37     1.39
FCME  First Coastal Corp. of ME*            8.95     8.95     0.80     8.29     9.11     0.72     7.47     0.24   650.60     2.55
FDEF  First Defiance Fin.Corp. of OH       17.74    17.74     0.94     4.96     4.63     0.90     4.74     0.29   171.18     0.62
FESX  First Essex Bancorp of MA*            7.13     5.18     0.84    11.62     8.23     0.72     9.95     0.45   191.26     1.48
FFSX  First FSB MHC Sxld of IA(46.3)(8)     7.62     6.14     0.68     8.43     6.00     0.66     8.22     0.46   102.36     0.64
FFES  First Fed of E. Hartford CT           7.20     7.20     0.59     8.73     8.35     0.64     9.42     0.33    84.42     1.30
BDJI  First Fed. Bancorp. of MN            10.46    10.46     0.70     6.62     6.00     0.71     6.70     0.18   202.30     0.78
FFBH  First Fed. Bancshares of AR          14.71    14.71     1.00     6.71     5.92     0.99     6.65     0.85    20.75     0.23
FTFC  First Fed. Capital Corp. of WI        7.50     7.14     1.20    17.20     6.69     0.82    11.80       NA       NA       NA
FFKY  First Fed. Fin. Corp. of KY          13.35    12.67     1.61    11.89     5.94     1.54    11.42     0.53    84.57     0.52
FFBZ  First Federal Bancorp of OH           7.95     7.95     0.82    10.74     4.50     0.78    10.14     0.54   190.00     1.19
FFCH  First Fin. Holdings Inc. of SC        6.49     6.49     0.89    14.09     6.03     0.85    13.49     0.71    97.86     0.81
FFHS  First Franklin Corp. of OH            9.12     9.08     0.81     8.86     8.15     0.70     7.66       NA       NA     0.71
FGHC  First Georgia Hold. Corp of GA        8.15     7.62     1.17    14.29     4.69     1.17    14.29     1.65    37.32     0.71
FFSL  First Independence Corp. of KS        9.58     9.58     0.72     7.30     8.59     0.72     7.30     0.56    95.21     0.72
FISB  First Indiana Corp. of IN             9.15     9.05     1.15    12.22     7.84     0.81     8.65       NA       NA     1.65
FKAN  First Kansas Financial of KS         19.73    19.47     0.67     3.42     4.57     0.66     3.34     0.05   327.59     0.43
FKFS  First Keystone Fin. Corp of PA        6.50     6.50     0.74    11.06     7.41     0.66     9.80     1.22    36.94     0.87
FLKY  First Lancaster Bncshrs of KY        26.28    26.28     1.03     3.61     4.16     1.03     3.61     1.60    23.31     0.42
FLFC  First Liberty Fin. Corp. of GA        7.76     7.10     0.68     9.04     3.42     0.75     9.97     0.77   132.28     1.51
CASH  First Midwest Fin., Inc. of IA       10.18     9.09     0.71     6.60     7.03     0.64     5.93     1.94    37.96     1.19
FMBD  First Mutual Bancorp Inc of IL(8)    14.62    11.38     0.35     2.53     2.29     0.27     1.94       NA       NA       NA
FMSB  First Mutual SB of Bellevue WA*       7.23     7.23     1.08    14.96     9.60     0.91    12.59     0.06       NA     1.26
FNGB  First Northern Cap. Corp of WI       10.89    10.89     0.98     8.83     6.43     0.91     8.23     0.08   578.49     0.55
FWWB  First Savings Bancorp of WA          13.02    12.06     1.20     8.69     5.09     1.11     8.07     0.43   164.95     1.03
FSFF  First SecurityFed Fin of IL          27.20    27.12     1.13     5.03     3.79     1.69     7.50     0.34   170.99     0.94
FSLA  First Source Bancorp of NJ           21.24    20.56     1.04     8.63     4.17     1.01     8.39     0.35   159.84     1.04
SOPN  First Svgs Bancorp of NC             22.85    22.85     1.76     7.70     6.24     1.76     7.70     0.18   109.36     0.29
FBNW  FirstBank Corp of Clarkston WA       15.63    15.63     1.08     7.37     6.11     0.61     4.18     0.39   160.81     0.78
FFDB  FirstFed Bancorp, Inc. of AL          9.89     9.13     0.90     9.30     6.77     0.90     9.30     1.41    41.95     0.90
FSPT  FirstSpartan Fin. Corp. of SC        24.31    24.31     1.41     6.67     5.21     1.37     6.48       NA       NA     0.55

                                                         Pricing Ratios                      Dividend Data(6)
                                            ----------------------------------------     -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
                                            Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
                                            ------- ------- ------- ------- --------     ------- ------- ---------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
ESBF  ESB Financial Corp of PA             15.53   133.22     9.59   149.25    15.53     0.36     2.25    34.95
EGLB  Eagle BancGroup of IL                   NM   111.90    13.48   111.90       NM     0.00     0.00     0.00
EBSI  Eagle Bancshares of Tucker GA        12.25   136.60     9.46   136.60    12.59     0.64     3.51    42.95
ETFS  East Texas Fin. Serv. of TX          25.61    76.25    13.18    76.25       NM     0.20     1.90    48.78
ESBK  Elmira Svgs Bank (The) of NY*        14.19   105.16     6.59   105.16    13.46     0.64     3.05    43.24
EMLD  Emerald Financial Corp. of OH        16.04   210.78    17.93   213.29    17.62     0.16     1.49    23.88
EFBC  Empire Federal Bancorp of MT         19.92    81.63    29.57    81.63    19.92     0.34     2.67    53.13
EFBI  Enterprise Fed. Bancorp of OH(8)        NM   264.12    26.30   270.86       NM     1.00     2.30       NM
EQSB  Equitable FSB of Wheaton MD          11.83   149.97     7.68   149.97    12.50     0.00     0.00     0.00
FCBF  FCB Fin. Corp. of Neenah WI          16.23   126.16    18.25   126.16    21.88     0.88     3.59    58.28
FFDF  FFD Financial Corp. of OH            23.53   146.12    25.42   146.12       NM     0.30     1.88    44.12
FFLC  FFLC Bancorp of Leesburg FL          14.05   111.05    13.89   111.05    14.05     0.36     2.27    31.86
FFWC  FFW Corporation of Wabash IN         11.54   114.33    10.76   124.28    13.16     0.42     2.80    32.31
FFYF  FFY Financial Corp. of OH            16.06   147.62    19.08   147.62    16.40     0.90     2.90    46.63
FMCO  FMS Financial Corp. of NJ            13.70   176.37    10.72   177.62    13.70     0.12     1.20    16.44
FFHH  FSF Financial Corp. of MN            13.64   100.60    10.50   100.60    14.42     0.50     3.33    45.45
FBCI  Fidelity Bancorp of Chicago IL          NM   110.55    11.72   110.73    19.95     0.40     1.93       NM
FSBI  Fidelity Bancorp, Inc. of PA         11.72   119.47     8.47   119.47    11.97     0.36     2.12    24.83
FFFL  Fidelity Bcsh MHC of FL (47.9)       20.49   177.41    10.91   182.64    25.61     1.00     4.24       NM
FFED  Fidelity Fed. Bancorp of IN             NM   114.02     7.73   114.02       NM     0.00     0.00       NM
FFOH  Fidelity Financial of OH             15.95   115.11    14.28   129.39    16.54     0.32     2.36    37.65
FIBC  Financial Bancorp, Inc. of NY(8)     21.60   217.13    18.29   218.04    22.26     0.50     1.37    29.59
SBFL  Fingr Lakes Fin.MHC OF NY(33.1          NM   163.40    13.82   163.40       NM     0.24     2.40       NM
FBSI  First Bancshares, Inc. of MO         15.96   120.45    17.04   125.59    15.96     0.12     0.91    14.46
FBBC  First Bell Bancorp of PA             11.98   117.50    11.94   117.50    12.08     0.40     2.76    33.06
FSTC  First Citizens Corp of GA            12.73   220.13    22.22   275.32    14.07     0.36     1.29    16.36
FCME  First Coastal Corp. of ME*           10.98    87.51     7.83    87.51    12.20     0.00     0.00     0.00
FDEF  First Defiance Fin.Corp. of OH       21.59   112.56    19.97   112.56    22.62     0.36     2.53    54.55
FESX  First Essex Bancorp of MA*           12.14   136.13     9.71   187.56    14.18     0.56     3.32    40.29
FFSX  First FSB MHC Sxld of IA(46.3)(8)    16.67   135.41    10.32   168.07    17.09     0.48     2.40    40.00
FFES  First Fed of E. Hartford CT          11.97    99.11     7.13    99.11    11.09     0.68     2.67    31.92
BDJI  First Fed. Bancorp. of MN            16.67   106.22    11.11   106.22    16.46     0.00     0.00     0.00
FFBH  First Fed. Bancshares of AR          16.89   110.25    16.22   110.25    17.04     0.28     1.45    24.56
FTFC  First Fed. Capital Corp. of WI       14.95   237.17    17.78   249.18    21.79     0.28     1.84    27.45
FFKY  First Fed. Fin. Corp. of KY          16.83   194.49    25.96   204.85    17.52     0.60     2.33    39.22
FFBZ  First Federal Bancorp of OH          22.22   229.45    18.23   229.45    23.53     0.16     1.33    29.63
FFCH  First Fin. Holdings Inc. of SC       16.59   216.29    14.03   216.29    17.34     0.48     2.49    41.38
FFHS  First Franklin Corp. of OH           12.27   106.13     9.68   106.55    14.21     0.30     2.22    27.27
FGHC  First Georgia Hold. Corp of GA       21.34   285.02    23.22   304.88    21.34     0.00     0.00     0.00
FFSL  First Independence Corp. of KS       11.65    83.20     7.97    83.20    11.65     0.30     2.93    34.09
FISB  First Indiana Corp. of IN            12.76   148.69    13.61   150.36    18.03     0.48     2.56    32.65
FKAN  First Kansas Financial of KS         21.87    74.74    14.75    75.75    22.36     0.00     0.00     0.00
FKFS  First Keystone Fin. Corp of PA       13.49   146.06     9.49   146.06    15.23     0.20     1.30    17.54
FLKY  First Lancaster Bncshrs of KY        24.06    86.56    22.75    86.56    24.06     0.60     4.71       NM
FLFC  First Liberty Fin. Corp. of GA       29.24   226.42    17.58   247.57    26.51     0.30     1.51    44.12
CASH  First Midwest Fin., Inc. of IA       14.22    94.45     9.62   105.80    15.82     0.48     3.10    44.04
FMBD  First Mutual Bancorp Inc of IL(8)       NM   108.14    15.82   139.00       NM     0.32     1.88       NM
FMSB  First Mutual SB of Bellevue WA*      10.42   155.86    11.27   155.86    12.38     0.20     1.60    16.67
FNGB  First Northern Cap. Corp of WI       15.54   134.66    14.66   134.66    16.67     0.36     3.13    48.65
FWWB  First Savings Bancorp of WA          19.64   171.34    22.30   184.87    21.15     0.36     1.64    32.14
FSFF  First SecurityFed Fin of IL          26.42    99.64    27.10    99.93    17.72     0.00     0.00     0.00
FSLA  First Source Bancorp of NJ           23.97   105.63    22.43   109.10    24.66     0.18     2.09    50.00
SOPN  First Svgs Bancorp of NC             16.02   121.46    27.76   121.46    16.02     1.00     4.40    70.42
FBNW  FirstBank Corp of Clarkston WA       16.37   103.66    16.20   103.66    28.87     0.36     2.27    37.11
FFDB  FirstFed Bancorp, Inc. of AL         14.77   133.38    13.19   144.44    14.77     0.28     2.87    42.42
FSPT  FirstSpartan Fin. Corp. of SC        19.21   115.06    27.97   115.06    19.76     0.80     2.33    44.69

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                                                      Exhibit IV-1 (continued)
                                                                 Weekly Thrift Market Line - Part Two
                                                                    Prices As Of October 30, 1998

                                                             Key Financial Ratios                       Asset Quality Ratios
                                         ----------------------------------------------------------    -----------------------
                                                  Tang.
                                                            Reported Earnings        Core Earnings
                                         Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
     Financial Institution               Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------               ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                           (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FLAG  Flag Financial Corp of GA             8.89    8.89    0.88    9.49    3.03       0.61    6.57       1.33   65.46    1.22
FLGS  Flagstar Bancorp, Inc of MI           5.55    5.40    1.41   23.50    9.17       1.41   23.50       2.26   20.60    0.53
FFIC  Flushing Fin. Corp. of NY*           12.80   12.32    0.94    6.97    5.49       0.94    6.97       0.22  262.60    0.95
FBHC  Fort Bend Holding Corp. of TX(8)      7.15    6.76    0.66   10.00    5.22       0.43    6.58       0.41  123.80    0.90
FTSB  Fort Thomas Fin. Corp. of KY         16.07   16.07    1.18    7.42    7.27       1.18    7.42       1.93   30.61    0.65
FKKY  Frankfort First Bancorp of KY        16.88   16.88    1.19    7.03    6.50       1.19    7.03         NA      NA    0.08
FTNB  Fulton Bancorp, Inc. of MO           23.15   23.15    1.07    4.44    4.26       0.82    3.43       0.51  171.86    1.05
GUPB  GFSB Bancorp, Inc of Gallup NM       11.54   11.54    0.78    6.14    5.26       0.78    6.14       0.70   44.69    0.51
GSLA  GS Financial Corp. of LA             36.03   36.03    1.14    2.73    3.41       0.99    2.38       0.12  260.11    0.74
GOSB  GSB Financial Corp. of NY*           24.91   24.91    0.73    3.23    3.23       0.70    3.08       0.09  156.52    0.24
GBNK  Gaston Fed Bncp MHC of NC(47.0)      20.28   20.28    0.73    5.92    2.51       0.66    5.39       0.50  132.06    0.96
GFCO  Glenway Financial Corp. of OH         9.63    9.56    0.90    9.53    6.05       0.90    9.53       0.32  119.55    0.45
GTPS  Great American Bancorp of IL         18.27   18.27    0.71    3.62    4.35       0.71    3.62       0.12  331.46    0.47
PEDE  Great Pee Dee Bancorp of SC          46.01   46.01    1.89    4.14    4.54       1.89    4.14       0.48  107.27    0.62
GSFC  Green Street Fin. Corp. of NC        34.90   34.90    1.59    4.49    5.36       1.59    4.49       0.07  216.10    0.19
GFED  Guaranty Fed Bancshares of MO        27.19   27.19    1.24    5.36    3.84       1.21    5.25       0.50  168.80    1.05
HCBBE HCB Bancshares of Camden AR          17.25   17.04    0.33    1.99    2.70       0.33    1.99       0.44  150.91    1.38
HEMT  HF Bancorp of Hemet CA                8.01    6.85    0.01    0.15    0.12       0.06    0.77         NA      NA      NA
HFFC  HF Financial Corp. of SD              9.93    9.93    1.13   11.77   10.79       0.98   10.21       0.93  151.01    1.74
HMNF  HMN Financial, Inc. of MN             9.76    8.96    0.79    6.41    7.17       0.56    4.54       0.09  449.77    0.61
HALL  Hallmark Capital Corp. of WI          7.63    7.63    0.66    8.86    7.67       0.62    8.30       0.37      NA      NA
HRBF  Harbor Federal Bancorp of MD         12.60   12.60    0.77    6.06    4.59       0.75    5.87       0.69   33.35    0.34
HARB  Harbor Florida Bancshrs of FL        19.62   19.38    1.37   10.17    4.84       1.29    9.60       0.43  208.24    1.27
HFSA  Hardin Bancorp of Hardin MO          10.11   10.11    0.69    6.15    5.57       0.60    5.36         NA      NA      NA
HARL  Harleysville SB of PA                 6.41    6.41    0.97   14.71    7.14       0.97   14.71         NA      NA    0.79
HFGI  Harrington Fin. Group of IN           4.68    4.68   -0.36   -7.64   -7.03      -0.13   -2.77       0.15   58.96    0.27
HARS  Harris Fin. MHC of PA (24.9)          8.13    7.34    0.84   10.33    3.47       0.68    8.41       0.66   60.54    0.97
HFFB  Harrodsburg 1st Fin Bcrp of KY       26.54   26.54    1.36    5.09    5.31       1.36    5.09       0.55   66.83    0.48
HHFC  Harvest Home Fin. Corp. of OH        11.35   11.35    0.62    5.35    5.25       0.62    5.35       0.09  144.19    0.25
HAVN  Haven Bancorp of Woodhaven NY         5.21    4.98    0.45    7.89    7.20       0.48    8.37       0.45  132.08    0.97
HTHR  Hawthorne Fin. Corp. of CA            3.97    3.97    1.00   22.67   20.22       1.09   24.78       5.28   22.92    1.31
HMLK  Hemlock Fed. Fin. Corp. of IL        15.14   15.14    0.92    5.35    6.00       0.91    5.29         NA      NA    0.82
HBSC  Heritage Bancorp, Inc of SC          31.48   31.48    1.12    5.60    4.25       1.12    5.60       0.44   57.25    0.38
HFWA  Heritage Financial Corp of WA        22.57   20.50    1.10    4.34    3.84       0.63    2.48       0.11  760.09    1.28
HCBC  High Country Bancorp of CO           18.18   18.18    0.84    5.51    5.24       0.84    5.51       0.41  181.40    0.91
HBNK  Highland Bancorp of CA                7.87    7.87    1.36   17.65    9.88       1.19   15.55       1.65   96.78    2.01
HIFS  Hingham Inst. for Sav. of MA*         9.43    9.43    1.25   13.19    8.60       1.24   13.00       0.20  340.32    0.86
HBEI  Home Bancorp of Elgin IL(8)          26.12   26.12    0.69    2.59    2.62       0.69    2.59       0.24  122.58    0.34
HBFW  Home Bancorp of Fort Wayne IN        11.92   11.92    0.85    6.84    4.73       0.83    6.68       0.10  402.90    0.43
HCFC  Home City Fin. Corp. of OH           13.87   13.87    1.30    7.09    7.64       1.28    7.02       0.59   97.81    0.63
HOMF  Home Fed Bancorp of Seymour IN        9.30    9.07    1.48   16.64    8.51       1.16   13.01       0.59  100.21    0.71
HWEN  Home Financial Bancorp of IN         17.64   17.64    0.92    5.30    6.46       0.70    4.04       1.10   68.52    0.93
HLFC  Home Loan Financial Corp of OH       38.53   38.53    1.34    4.88    3.26       1.34    4.88       0.06      NA      NA
HPBC  Home Port Bancorp, Inc. of MA*        8.71    8.71    1.45   14.51    8.54       1.66   16.62       0.26  453.64    1.38
HSTD  Homestead Bancorp, Inc. of LA        21.66   21.66    0.75    3.46    4.50       0.75    3.46       0.27  119.47    0.69
HFBC  HopFed Bancorp of KY                 26.78   26.78    1.22    8.52    4.11       1.22    8.52       0.11  107.86    0.23
HZFS  Horizon Fin'l. Services of IA         9.44    9.44    0.66    6.84    4.74       0.79    8.16       1.03   37.74    0.62
HRZB  Horizon Financial Corp. of WA*       15.44   15.44    1.56   10.03    8.00       1.52    9.76       0.02      NA    0.88
HRBT  Hudson River Bancorp Inc of NY       26.74   26.74    0.90    3.36    3.98       1.03    3.85         NA      NA    2.20
ITLA  ITLA Capital Corp of CA*             10.43   10.41    1.43   13.81   11.87       1.43   13.81         NA      NA    1.90
ICBC  Independence Comm Bnk Cp of NY       20.07   18.95   -0.81   -4.22   -3.87       0.68    3.58       0.69  116.06    1.29
IFSB  Independence FSB of DC                7.96    7.27    1.98   26.14   33.44       1.57   20.76       1.32   19.24    0.42
INBI  Industrial Bancorp of OH             15.97   15.97    1.47    8.74    5.63       1.47    8.74       0.35  138.50    0.55
IWBK  Interwest Bancorp of WA               6.76    6.65    1.04   15.58    4.86       0.88   13.16       0.64   83.89    0.90
IPSW  Ipswich SB of Ipswich MA*             5.58    5.58    1.20   21.89    8.38       0.95   17.47       0.71   99.04    0.91
JXVL  Jacksonville Bancorp of TX           14.45   14.45    1.34    9.15    8.81       1.34    9.15       0.62   78.01    0.63

                                                       Pricing Ratios                      Dividend Data(6)
                                          ----------------------------------------     -----------------------
                                                                   Price/  Price/        Ind.   Divi-
                                           Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
                                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
                                          ------- ------- ------- ------- --------     ------- ------- -------
                                             (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
FLAG  Flag Financial Corp of GA               NM   302.35   26.88  302.35       NM        0.24    1.86   61.54
FLGS  Flagstar Bancorp, Inc of MI          10.91   229.89   12.75  236.22    10.91        0.32    1.33   14.55
FFIC  Flushing Fin. Corp. of NY*           18.23   124.17   15.90  128.98    18.23        0.24    1.57   28.57
FBHC  Fort Bend Holding Corp. of TX(8)     19.14   174.32   12.46  184.30    29.11        0.40    1.88   36.04
FTSB  Fort Thomas Fin. Corp. of KY         13.75    99.55   16.00   99.55    13.75        0.25    2.27   31.25
FKKY  Frankfort First Bancorp of KY        15.38   107.33   18.12  107.33    15.38        0.80    5.20      NM
FTNB  Fulton Bancorp, Inc. of MO           23.48   104.52   24.20  104.52       NM        0.30    1.94   45.45
GUPB  GFSB Bancorp, Inc of Gallup NM       19.00   116.90   13.49  116.90    19.00        0.30    2.11   40.00
GSLA  GS Financial Corp. of LA             29.35    84.32   30.38   84.32       NM        0.28    2.07   60.87
GOSB  GSB Financial Corp. of NY*              NM    89.41   22.28   89.41       NM        0.12    0.92   28.57
GBNK  Gaston Fed Bncp MHC of NC(47.0)         NM   143.65   29.14  143.65       NM        0.20    1.52   60.61
GFCO  Glenway Financial Corp. of OH        16.53   152.34   14.68  153.54    16.53        0.44    2.26   37.29
GTPS  Great American Bancorp of IL         22.97    85.99   15.71   85.99    22.97        0.44    2.59   59.46
PEDE  Great Pee Dee Bancorp of SC          22.03    90.97   41.85   90.97    22.03        0.36    2.77   61.02
GSFC  Green Street Fin. Corp. of NC        18.67    86.97   30.35   86.97    18.67        0.48    3.73   69.57
GFED  Guaranty Fed Bancshares of MO        26.04   104.60   28.44  104.60    26.60        0.32    2.56   66.67
HCBBE HCB Bancshares of Camden AR             NM    64.01   11.04   64.78       NM        0.24    2.59      NM
HEMT  HF Bancorp of Hemet CA                  NM   127.77   10.24  149.42       NM        0.00    0.00    0.00
HFFC  HF Financial Corp. of SD              9.27   105.98   10.52  105.98    10.69        0.36    2.57   23.84
HMNF  HMN Financial, Inc. of MN            13.94   102.61   10.02  111.87    19.68        0.24    1.79   25.00
HALL  Hallmark Capital Corp. of WI         13.03   108.79    8.30  108.79    13.91        0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD         21.81   128.61   16.20  128.61    22.53        0.52    2.54   55.32
HARB  Harbor Florida Bancshrs of FL        20.64   130.70   25.64  132.29    21.88        0.26    2.38   49.06
HFSA  Hardin Bancorp of Hardin MO          17.95   109.81   11.10  109.81    20.60        0.60    3.31   59.41
HARL  Harleysville SB of PA                14.00   192.40   12.34  192.40    14.00        0.48    1.65   23.08
HFGI  Harrington Fin. Group of IN             NM   116.69    5.46  116.69       NM        0.12    1.45      NM
HARS  Harris Fin. MHC of PA (24.9)         28.81   279.86   22.74  309.96       NM        0.22    1.41   40.74
HFFB  Harrodsburg 1st Fin Bcrp of KY       18.83    96.73   25.67   96.73    18.83        0.40    2.76   51.95
HHFC  Harvest Home Fin. Corp. of OH        19.05   102.30   11.61  102.30    19.05        0.44    3.67   69.84
HAVN  Haven Bancorp of Woodhaven NY        13.88   104.13    5.42  108.95    13.09        0.30    2.16   30.00
HTHR  Hawthorne Fin. Corp. of CA            4.95   102.12    4.06  102.12     4.52        0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL        16.67    93.55   14.16   93.55    16.86        0.32    2.21   36.78
HBSC  Heritage Bancorp, Inc of SC          23.53    87.39   27.51   87.39    23.53        0.30    1.68   39.47
HFWA  Heritage Financial Corp of WA        26.05   112.55   25.40  123.90       NM        0.18    1.65   42.86
HCBC  High Country Bancorp of CO           19.09    75.98   13.81   75.98    19.09        0.00    0.00    0.00
HBNK  Highland Bancorp of CA               10.12   164.25   12.92  164.25    11.49        0.50    1.47   14.88
HIFS  Hingham Inst. for Sav. of MA*        11.63   145.91   13.76  145.91    11.80        0.27    1.61   18.75
HBEI  Home Bancorp of Elgin IL(8)             NM    97.99   25.59   97.99       NM        0.40    2.83      NM
HBFW  Home Bancorp of Fort Wayne IN        21.13   145.76   17.38  145.76    21.65        0.32    1.20   25.40
HCFC  Home City Fin. Corp. of OH           13.10   114.97   15.95  114.97    13.22        0.36    2.62   34.29
HOMF  Home Fed Bancorp of Seymour IN       11.76   182.41   16.97  187.16    15.03        0.40    1.68   19.80
HWEN  Home Financial Bancorp of IN         15.48    80.45   14.19   80.45    20.31        0.10    1.54   23.81
HLFC  Home Loan Financial Corp of OH          NM    89.46   34.47   89.46       NM        0.20    1.59   48.78
HPBC  Home Port Bancorp, Inc. of MA*       11.70   163.39   14.24  163.39    10.22        0.80    3.97   46.51
HSTD  Homestead Bancorp, Inc. of LA        22.22    76.92   16.66   76.92    22.22        0.20    2.50   55.56
HFBC  HopFed Bancorp of KY                 24.31   121.02   32.41  121.02    24.31        0.30    1.71   41.67
HZFS  Horizon Fin'l. Services of IA        21.09   146.42   13.82  146.42    17.66        0.18    1.27   26.87
HRZB  Horizon Financial Corp. of WA*       12.50   122.70   18.94  122.70    12.84        0.44    3.14   39.29
HRBT  Hudson River Bancorp Inc of NY       25.15    84.51   22.59   84.51    21.94        0.00    0.00    0.00
ITLA  ITLA Capital Corp of CA*              8.43   108.93   11.36  109.16     8.43        0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY          NM   108.39   21.75  114.75       NM        0.12    0.88      NM
IFSB  Independence FSB of DC                2.99    75.62    6.02   82.78     3.77        0.25    2.00    5.98
INBI  Industrial Bancorp of OH             17.76   155.36   24.81  155.36    17.76        0.60    3.16   56.07
IWBK  Interwest Bancorp of WA              20.59   294.13   19.88  298.76    24.37        0.56    2.11   43.41
IPSW  Ipswich SB of Ipswich MA*            11.93   238.53   13.31  238.53    14.94        0.16    1.23   14.68
JXVL  Jacksonville Bancorp of TX           11.35   101.86   14.72  101.86    11.35        0.50    3.39   38.46

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                                                 Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                              Prices As Of October 30, 1998

                                                              Key Financial Ratios                           Asset Quality Ratios
                                         --------------------------------------------------------------    -----------------------
                                                  Tang.          Reported Earnings       Core Earnings
                                         Equity/ Equity/      ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                    Assets  Assets       ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                    ------- -------     ------- ------- -------    ------- -------    ------- ------- -------
                                           (%)     (%)         (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
JXSB  Jcksnville SB,MHC of IL (45.6)       10.54    10.54     0.59     5.68     3.65     0.38     3.60     0.68    65.11     0.59
JSBA  Jefferson Svgs Bancorp of MO          9.56     7.67     0.78     8.70     6.08     0.69     7.72     0.74    72.40     0.73
KSBK  KSB Bancorp of Kingfield ME*          7.78     6.77     1.08    13.94    10.23     1.08    13.94       NA       NA     1.15
KFBI  Klamath First Bancorp of OR          13.98    12.81     0.95     6.16     4.93     0.94     6.10     0.05   351.18     0.26
LSBI  LSB Fin. Corp. of Lafayette IN        8.41     8.41     0.85     9.93     6.41     0.73     8.51     1.20    58.59     0.80
LVSB  Lakeview Financial of NJ              9.53     6.39     1.75    16.93    10.49     0.75     7.24       NA       NA     1.54
LARK  Landmark Bancshares, Inc of KS       13.07    13.07     1.06     7.68     7.39     0.90     6.47     0.25   196.35     0.66
LARL  Laurel Capital Group of PA           10.64    10.64     1.42    13.54     7.26     1.46    13.94     0.27   309.56     1.19
LSBX  Lawrence Savings Bank of MA*         12.07    12.07     2.58    24.91    16.63     2.54    24.56     0.27   357.94     1.76
LFED  Leeds Fed Bksr MHC of MD (36.3       16.29    16.29     1.13     6.89     4.49     1.13     6.89     0.83    28.70     0.38
LXMO  Lexington B&L Fin. Corp. of MO       16.06    14.98     0.78     3.83     5.28     0.78     3.83     0.48   130.50     0.95
LIBB  Liberty Bancorp MHC of NJ (47)       13.12    13.12     0.49     3.73     3.32     0.49     3.73     0.35    82.98     0.45
LFCO  Life Financial Corp of CA(8)         12.64    12.64     3.91    26.05       NM     4.08    27.17     2.27    20.25     0.75
LFBI  Little Falls Bancorp of NJ           10.51     9.75     0.57     4.98     4.94     0.57     4.98     0.33   108.65     0.82
LOGN  Logansport Fin. Corp. of IN          18.82    18.82     1.48     7.80     7.16     1.50     7.88     0.26   103.45     0.36
MAFB  MAF Bancorp, Inc. of IL               7.84     7.00     1.09    14.00     6.82     1.04    13.41     0.53    82.75     0.54
MBLF  MBLA Financial Corp. of MO           13.70    13.70     0.86     6.67     7.46     0.85     6.58     0.45    74.68     0.50
MECH  MECH Financial Inc of CT*             9.71     9.71     0.96     9.69     6.68     0.96     9.63     0.51   259.89     2.05
MFBC  MFB Corp. of Mishawaka IN            11.38    11.38     0.80     6.40     7.04     0.78     6.22       NA       NA     0.18
MSBF  MSB Financial, Inc of MI             16.65    16.65     1.57     9.35     5.97     1.36     8.12     0.79    62.16     0.53
MARN  Marion Capital Holdings of IN        19.42    19.00     1.25     5.96     6.51     1.25     5.96     1.02   105.99     1.25
MRKF  Market Fin. Corp. of OH              29.33    29.33     1.09     3.20     4.18     1.09     3.20     0.39    24.64     0.16
MASB  MassBank Corp. of Reading MA*        11.76    11.61     1.16    10.41     8.30     1.00     8.97     0.16   166.21     0.82
MFLR  Mayflower Co-Op. Bank of MA*          9.24     9.10     1.13    11.81     7.95     0.98    10.25     0.61   134.79     1.54
MDBK  Medford Bancorp, Inc. of MA*          8.94     8.48     1.07    11.88     8.84     1.02    11.27     0.17   360.57     1.18
MWBX  MetroWest Bank of MA*                 7.34     7.34     1.26    17.03     8.14     1.26    17.03       NA       NA     2.28
METF  Metropolitan Fin. Corp. of OH         3.74     3.46     0.70    18.02     9.07     0.61    15.50     1.45    42.45     0.77
MIFC  Mid Iowa Financial Corp. of IA(8)     9.93     9.92     1.02    10.90     5.85     1.01    10.76     0.14   161.58     0.43
MCBN  Mid-Coast Bancorp of ME               8.02     8.02     0.70     8.30     6.78     0.61     7.21     0.69    79.42     0.70
MWBI  Midwest Bancshares, Inc. of IA        7.15     7.15     0.95    13.51    11.25     0.76    10.81     0.54    54.65     0.49
MFFC  Milton Fed. Fin. Corp. of OH         11.08    11.08     0.69     5.75     4.66     0.55     4.64     0.41    67.74     0.40
MBSP  Mitchell Bancorp, Inc. of NC(8)      39.23    39.23     1.23     3.03     2.98     1.23     3.03     1.54    34.72     0.72
MBBC  Monterey Bay Bancorp of CA           10.77     9.85     0.31     2.74     3.00     0.31     2.74     0.55   112.07     1.08
MONT  Montgomery Fin. Corp. of IN          17.13    17.13     0.91     4.95     5.36     0.91     4.95     0.78    20.37     0.19
MSBK  Mutual SB, FSB of Bay City MI         5.55     5.55    -1.26   -22.42   -24.65    -0.43    -7.63     0.10   312.68     0.55
MYST  Mystic Financial of MA*              18.16    18.16     0.83     4.44     4.55     0.77     4.15     0.08   824.00     0.88
NHTB  NH Thrift Bancshares of NH            8.14     7.11     0.90    11.39     8.12     0.84    10.56     1.00    95.48     1.21
NSLB  NS&L Bancorp, Inc of Neosho MO       18.47    18.35     0.68     3.55     4.44     0.67     3.49     0.19    41.67     0.14
NSSY  NSS Bancorp of CT(8)*                 8.46     8.25     0.79     9.48     4.68     0.69     8.35     0.63   131.72     1.27
NMSB  Newmil Bancorp, Inc. of CT*           9.09     9.09     0.86     9.14     6.50     0.68     7.15     0.75   179.97     2.87
NBCP  Niagara Bancorp of NY MHC(45.4*      19.02    19.02     0.63     5.03     2.36     0.96     7.74     0.29   188.17     1.07
NBSI  North Bancshares of Chicago IL       10.82    10.82     0.38     2.98     3.00     0.34     2.65       NA       NA     0.26
FFFD  North Central Bancshares of IA       14.86    12.87     1.34     8.83     8.54     1.32     8.71     0.19   424.53     1.03
NEIB  Northeast Indiana Bncrp of IN        13.04    13.04     1.19     8.58     7.78     1.19     8.58     0.41   159.71     0.73
NWSB  Northwest Bcrp MHC of PA (30.8        8.50     7.64     0.92    10.14     3.79     0.90     9.91     0.50   123.26     0.82
NWEQ  Northwest Equity Corp. of WI         12.19    12.19     1.22    10.37     8.11     1.13     9.65     1.73    28.33     0.60
NTMG  Nutmeg FS&LA of CT                    6.06     6.06     0.84    14.08     6.69     0.44     7.44     1.30    35.79     0.53
OHSL  OHSL Financial Corp. of OH           10.84    10.84     0.86     7.94     5.67     0.80     7.37       NA       NA       NA
OCFC  Ocean Fin. Corp. of NJ               13.71    13.64     0.91     6.22     6.41     0.91     6.22     0.41   113.75     0.80
OTFC  Oregon Trail Fin. Corp. of OR        26.49    26.49     1.19     6.01     5.16     1.19     6.01     0.18   206.22     0.57
OFCP  Ottawa Financial Corp. of MI          8.22     6.74     0.89    10.38     6.57     0.79     9.25     0.50    79.48     0.46
PFFB  PFF Bancorp of Pomona CA              8.04     7.96     0.60     6.42     7.35     0.56     5.94       NA       NA     1.32
PSFI  PS Financial of Chicago IL           26.77    26.77     1.00     3.18     4.05     1.73     5.53     0.41    50.85     0.37
PSBI  PSB Bancorp Inc. of PA*              19.81    19.81     0.78     3.93     4.85     0.78     3.93     1.46    16.02     0.46
PVFC  PVF Capital Corp. of OH               7.20     7.20     1.22    17.04    11.05     1.14    15.93     0.96    64.83     0.72
PBCI  Pamrapo Bancorp, Inc. of NJ          12.47    12.41     1.24     9.69     6.95     1.19     9.34     1.66    35.55     1.03


                                                       Pricing Ratios                      Dividend Data(6)
                                          ------------------------------------------    -------------------------
                                                                   Price/    Price/       Ind.   Divi-
                                           Price/  Price/  Price/   Tang.     Core       Div./   dend    Payout
                                          Earning   Book   Assets   Book    Earnings     Share   Yield   Ratio(7)
                                          -------  ------- ------- -------  --------    ------- ------- ---------
                                            (X)     (%)     (%)      (%)      (x)          ($)     (%)     (%)
JXSB  Jcksnville SB,MHC of IL (45.6)       27.40   151.92    16.02   151.92       NM     0.30     2.11    57.69
JSBA  Jefferson Svgs Bancorp of MO         16.46   136.23    13.03   169.79    18.54     0.28     1.74    28.57
KSBK  KSB Bancorp of Kingfield ME*          9.77   136.27    10.60   156.63     9.77     0.24     1.85    18.05
KFBI  Klamath First Bancorp of OR          20.28   128.34    17.94   140.06    20.51     0.36     1.97    40.00
LSBI  LSB Fin. Corp. of Lafayette IN       15.61   149.75    12.59   149.75    18.21     0.40     1.36    21.16
LVSB  Lakeview Financial of NJ              9.54   159.48    15.20   237.79    22.29     0.25     1.35    12.89
LARK  Landmark Bancshares, Inc of KS       13.53   110.49    14.44   110.49    16.08     0.60     2.81    37.97
LARL  Laurel Capital Group of PA           13.77   178.24    18.97   178.24    13.38     0.60     3.16    43.48
LSBX  Lawrence Savings Bank of MA*          6.01   132.67    16.01   132.67     6.10     0.00     0.00     0.00
LFED  Leeds Fed Bksr MHC of MD (36.3       22.27   150.16    24.46   150.16    22.27     0.56     3.93       NM
LXMO  Lexington B&L Fin. Corp. of MO       18.95    77.46    12.44    83.04    18.95     0.30     2.55    48.39
LIBB  Liberty Bancorp MHC of NJ (47)          NM   112.11    14.71   112.11       NM     0.00     0.00     0.00
LFCO  Life Financial Corp of CA(8)          1.90    43.96     5.56    43.96     1.83     0.00     0.00     0.00
LFBI  Little Falls Bancorp of NJ           20.24   103.22    10.85   111.29    20.24     0.24     1.56    31.58
LOGN  Logansport Fin. Corp. of IN          13.97   105.87    19.92   105.87    13.83     0.44     3.09    43.14
MAFB  MAF Bancorp, Inc. of IL              14.67   196.00    15.37   219.53    15.31     0.28     1.14    16.77
MBLF  MBLA Financial Corp. of MO           13.41    90.69    12.43    90.69    13.59     0.60     2.96    39.74
MECH  MECH Financial Inc of CT*            14.97   138.49    13.45   138.49    15.06     0.60     2.47    37.04
MFBC  MFB Corp. of Mishawaka IN            14.21    92.39    10.51    92.39    14.61     0.34     1.64    23.29
MSBF  MSB Financial, Inc of MI             16.76   153.27    25.51   153.27    19.30     0.30     1.97    32.97
MARN  Marion Capital Holdings of IN        15.37    95.14    18.47    97.23    15.37     0.88     3.98    61.11
MRKF  Market Fin. Corp. of OH              23.91    93.38    27.39    93.38    23.91     0.28     2.55    60.87
MASB  MassBank Corp. of Reading MA*        12.05   118.62    13.95   120.18    13.98     1.00     2.74    33.00
MFLR  Mayflower Co-Op. Bank of MA*         12.57   143.15    13.22   145.23    14.48     0.80     3.81    47.90
MDBK  Medford Bancorp, Inc. of MA*         11.31   133.16    11.90   140.27    11.92     0.40     2.58    29.20
MWBX  MetroWest Bank of MA*                12.28   195.58    14.36   195.58    12.28     0.20     3.02    37.04
METF  Metropolitan Fin. Corp. of OH        11.02   182.71     6.83   197.12    12.81     0.00     0.00     0.00
MIFC  Mid Iowa Financial Corp. of IA(8)    17.09   174.64    17.35   174.87    17.31     0.08     0.59    10.13
MCBN  Mid-Coast Bancorp of ME              14.75   122.45     9.83   122.45    16.98     0.20     2.22    32.79
MWBI  Midwest Bancshares, Inc. of IA        8.89   112.78     8.06   112.78    11.11     0.36     3.00    26.67
MFFC  Milton Fed. Fin. Corp. of OH         21.46   123.54    13.68   123.54    26.63     0.60     4.17       NM
MBSP  Mitchell Bancorp, Inc. of NC(8)         NM   100.19    39.31   100.19       NM     0.80     5.08       NM
MBBC  Monterey Bay Bancorp of CA              NM    91.90     9.89   100.46       NM     0.12     1.09    36.36
MONT  Montgomery Fin. Corp. of IN          18.64    90.61    15.52    90.61    18.64     0.22     2.00    37.29
MSBK  Mutual SB, FSB of Bay City MI           NM    97.61     5.42    97.61       NM     0.00     0.00       NM
MYST  Mystic Financial of MA*              21.98    97.08    17.63    97.08    23.50     0.20     1.47    32.26
NHTB  NH Thrift Bancshares of NH           12.32   134.92    10.98   154.41    13.28     0.60     3.53    43.48
NSLB  NS&L Bancorp, Inc of Neosho MO       22.50    80.02    14.78    80.55    22.88     0.50     3.70       NM
NSSY  NSS Bancorp of CT(8)*                21.39   201.08    17.01   206.15    24.29     0.52     1.12    23.85
NMSB  Newmil Bancorp, Inc. of CT*          15.38   137.77    12.53   137.77    19.67     0.36     3.00    46.15
NBCP  Niagara Bancorp of NY MHC(45.4*         NM   127.91    24.33   127.91    27.50     0.12     1.09    46.15
NBSI  North Bancshares of Chicago IL          NM   114.29    12.37   114.29       NM     0.40     3.33       NM
FFFD  North Central Bancshares of IA       11.71   105.68    15.70   122.00    11.88     0.32     1.91    22.38
NEIB  Northeast Indiana Bncrp of IN        12.86   112.01    14.61   112.01    12.86     0.40     2.22    28.57
NWSB  Northwest Bcrp MHC of PA (30.8       26.40   255.48    21.73   284.21    27.00     0.16     1.35    35.56
NWEQ  Northwest Equity Corp. of WI         12.33   124.56    15.18   124.56    13.25     0.68     3.83    47.22
NTMG  Nutmeg FS&LA of CT                   14.94   206.02    12.49   206.02    28.26     0.20     1.54    22.99
OHSL  OHSL Financial Corp. of OH           17.63   135.97    14.73   135.97    19.00     0.50     3.42    60.24
OCFC  Ocean Fin. Corp. of NJ               15.59   101.47    13.91   101.97    15.59     0.48     3.31    51.61
OTFC  Oregon Trail Fin. Corp. of OR        19.39    92.47    24.50    92.47    19.39     0.24     1.79    34.78
OFCP  Ottawa Financial Corp. of MI         15.22   158.73    13.05   193.55    17.07     0.40     1.90    28.99
PFFB  PFF Bancorp of Pomona CA             13.60    93.75     7.54    94.71    14.69     0.00     0.00     0.00
PSFI  PS Financial of Chicago IL           24.71    92.10    24.66    92.10    14.22     0.52     5.01       NM
PSBI  PSB Bancorp Inc. of PA*              20.62    81.08    16.07    81.08    20.62     0.00     0.00     0.00
PVFC  PVF Capital Corp. of OH               9.05   142.33    10.25   142.33     9.68     0.00     0.00     0.00
PBCI  Pamrapo Bancorp, Inc. of NJ          14.39   137.28    17.13   138.00    14.94     1.12     4.72    67.88

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                                                                   Exhibit IV-1 (continued)
                                                                           Weekly Thrift Market Line - Part Two
                                                                              Prices As Of October 30, 1998


                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 ----------------------------------------------------------  -----------------------
                                                          Tang.
                                                                     Reported Earnings       Core Earnings
                                                 Equity/ Equity/  ----------------------    ---------------    NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)   Assets   NPAs    Loans
     ---------------------                       ------- ------- ------- ------- -------    ------- -------  ------- ------- -------
                                                    (%)     (%)     (%)     (%)     (%)        (%)     (%)      (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFED  Park Bancorp of Chicago IL             20.33    20.33    0.92    4.28    4.78       0.93    4.34     0.07  390.63    0.67
     PVSA  Parkvale Financial Corp of PA           7.67     7.64    1.07   13.88    8.29       1.07   13.88      NA      NA     1.51
     PBHC  Pathfinder BC MHC of NY (45.2)*        11.89    10.15    0.74    6.28    4.56       0.63    5.33     1.30   32.05    0.63
     PEEK  Peekskill Fin. Corp. of NY             21.57    21.57    0.98    4.06    4.77       1.00    4.12     0.79   43.03    1.41
     PFSB  PennFed Fin. Services of NJ             6.68     5.81    0.78   10.97    8.76       0.76   10.70     0.44   40.82    0.25
     PWBK  Pennwood Bancorp, Inc. of PA           17.27    17.27    0.59    3.29    3.68       0.65    3.62     1.44   58.95    1.15
     PBKB  People's Bancshares of MA*              3.78     3.62    0.73   17.53    8.00       0.28    6.65      NA      NA     0.92
     TSBS  Peoples Bancorp Inc of NJ(8)*          39.07    37.90    1.14    5.37    2.27       0.99    4.67      NA      NA      NA
     PFDC  Peoples Bancorp of Auburn IN           14.97    14.97    1.45    9.60    6.40       1.45    9.60     0.18  172.98    0.36
     PBCT  Peoples Bank, MHC of CT (41.2)*         9.42     8.12    1.22   13.58    6.26       0.63    7.05     0.59  177.88    1.64
     PFFC  Peoples Fin. Corp. of OH               17.34    17.34    1.15    6.30    6.45       0.53    2.93     0.15  151.61    0.30
     PHBK  Peoples Heritage Fin Grp of ME*         7.41     6.16    0.94   12.97    4.22       1.26   17.41      NA      NA     1.28
     PSFC  Peoples Sidney Fin. Corp of OH         18.52    18.52    1.18    4.96    4.21       1.18    4.96     0.91   44.42    0.45
     PERM  Permanent Bancorp, Inc. of IN           8.58     7.00    0.59    6.31    5.17       0.56    6.00     0.18  223.89    0.75
     PCBC  Perry Co. Fin. Corp. of MO             18.47    18.47    0.98    5.17    5.11       0.97    5.12      NA      NA     0.16
     PHFC  Pittsburgh Home Fin Corp of PA          6.93     6.86    0.70    8.10    8.63       0.62    7.21     1.24   33.90    0.75
     PFSL  Pocahontas Bancorp of AR               14.44    14.00    0.68    7.04    4.54       0.68    7.04     0.26  159.98    0.88
     PTRS  Potters Financial Corp of OH            8.53     8.53    0.76    8.64    7.07       0.68    7.77     0.32  541.52    2.35
     PHSB  Ppls Home SB, MHC of PA (45.0)         12.67    12.67    0.80    6.62    4.58       0.73    6.09     0.21  252.66    1.29
     PRBC  Prestige Bancorp of PA                  9.67     9.67    0.47    4.49    5.38       0.46    4.36     0.35   79.16    0.41
     PFNC  Progress Financial Corp. of PA          6.92     6.18    0.82   14.39    5.43       0.74   12.90      NA      NA     1.19
     PROV  Provident Fin. Holdings of CA          10.62    10.62    0.71    5.91    7.03       0.29    2.39      NA      NA     0.88
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      13.42    13.42    1.11    8.38    4.90       0.91    6.88      NA      NA     0.51
     PLSK  Pulaski SB, MHC of NJ (47.0)           11.82    11.82    0.54    4.57    4.37       0.59    4.96     0.63   82.57    0.97
     PULS  Pulse Bancorp of S. River NJ(8)         8.44     8.44    1.04   12.60    6.69       1.04   12.60     0.46   78.83    1.33
     QCFB  QCF Bancorp of Virginia MN             17.49    17.49    1.72    9.92    7.73       1.67    9.62     0.08     NA     1.92
     QCBC  Quaker City Bancorp of CA               8.70     8.70    0.78    8.98    7.60       0.76    8.83     0.83     NA      NA
     QCSB  Queens County Bancorp of NY*            9.89     9.89    1.50   13.88    3.72       1.47   13.63     0.44  125.66    0.63
     RARB  Raritan Bancorp of Raritan NJ(8)*       7.32     7.24    0.97   12.89    4.76       0.97   12.89     0.44  180.63    1.14
     RELY  Reliance Bancorp, Inc. of NY            7.84     5.47    0.86   10.25    8.40       0.90   10.79     0.40   90.40    0.92
     RELI  Reliance Bancshares Inc of WI(8)       52.92    52.92    1.28    2.56    2.56       1.22    2.45     0.47   85.79    0.65
     RCBK  Richmond County Fin Corp of NY         20.60    20.52    0.55    4.13    1.85       1.55   11.64      NA      NA     1.01
     RIVR  River Valley Bancorp of IN             13.63    13.45    0.93    7.10    7.71       0.82    6.23     0.55  158.30    1.03
     RVSB  Riverview Bancorp of WA                23.08    22.36    1.69    8.33    5.94       1.60    7.87     0.28  137.60    0.63
     RSLN  Roslyn Bancorp, Inc. of NY*            15.43    15.35    1.29    7.43    6.48       1.23    7.10     0.16  412.78    1.89
     SCCB  S. Carolina Comm. Bnshrs of SC         19.62    19.62    0.88    3.88    5.19       0.88    3.88     1.87   32.63    0.81
     SFED  SFS Bancorp of Schenectady NY(8)       12.30    12.30    0.66    5.30    4.32       0.64    5.13     0.84   56.89    0.60
     SGVB  SGV Bancorp of W. Covina CA             7.89     7.80    0.36    4.77    4.85       0.36    4.70     1.12   31.15    0.48
     SISB  SIS Bancorp, Inc. of MA(8)*             7.14     7.14    0.73   10.11    4.23       0.91   12.58     0.26  488.24    2.66
     SWCB  Sandwich Bancorp of MA(8)*              8.39     8.16    0.97   11.94    4.56       0.92   11.31     0.57  138.76    1.16
     SKAN  Skaneateles Bancorp Inc of NY*          6.87     6.71    0.62    8.92    7.85       0.60    8.67     1.74   57.15    1.23
     SKBOD Skibo Fin Corp MHC of PA(45.0)         16.79    16.79    0.57    3.37    3.00       0.68    4.03     0.59   64.19    0.80
     SOBI  Sobieski Bancorp of S. Bend IN         13.91    13.91    0.62    4.31    4.90       0.60    4.19     0.08  315.79    0.31
     SFFS  Sound Bancorp MHC of NY (44.1)         19.05    19.05    1.20    6.29    6.30       1.20    6.29     0.52   72.34    0.77
     SSFC  South Street Fin. Corp. of NC*         16.92    16.92    0.45    2.28    2.65       0.45    2.28     0.23   91.68    0.40
     SBAN  SouthBanc Shares Inc. of SC            20.75    20.75    0.86    6.72    3.44       0.91    7.16     0.37  153.09    0.99
     SCBS  Southern Commun. Bncshrs of AL         17.34    17.34    1.21    7.33    5.77       1.21    7.33     0.19  602.29    1.69
     SMBC  Southern Missouri Bncrp of MO          15.47    15.47    0.67    4.11    4.33       0.70    4.29     1.49   55.70    1.08
     SVRN  Sovereign Bancorp, Inc. of PA           5.51     4.86    0.57   11.75    4.04       0.70   14.63      NA      NA     1.18
     STFR  St. Francis Cap. Corp. of WI            7.46     6.68    0.77    9.82    6.56       0.75    9.53      NA      NA     0.85
     SPBC  St. Paul Bancorp, Inc. of IL            9.60     9.56    1.08   11.84    5.93       1.04   11.36      NA      NA     0.88
     SFFC  StateFed Financial Corp. of IA         17.91    17.91    1.15    6.51    5.47       1.15    6.51     1.55   14.83    0.30
     SFIN  Statewide Fin. Corp. of NJ              9.72     9.70    0.79    8.16    7.81       0.75    7.83     0.47   95.71    0.89
     STSA  Sterling Financial Corp. of WA          5.09     2.00    0.36    7.02    5.43       0.53   10.26      NA      NA     1.06
     ROSE  T R Financial Corp. of NY*              6.22     6.22    1.01   16.31    6.75       0.86   13.87     0.49   76.54    0.65
     THRD  TF Financial Corp. of PA                7.49     6.36    0.70    7.48    7.51       0.56    6.02     0.30   99.71    0.86

                                                             Pricing Ratios                      Dividend Data(6)
                                                -----------------------------------------    -------------------------
                                                                         Price/  Price/       Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                      Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                      ------- ------- ------- ------- ---------    ------- ------- ---------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     PFED  Park Bancorp of Chicago IL             20.90   88.40   17.98   88.40   20.61         0.00    0.00    0.00
     PVSA  Parkvale Financial Corp of PA          12.07  159.45   12.23  160.18   12.07         0.48    2.29   27.59
     PBHC  Pathfinder BC MHC of NY (45.2)*        21.94  135.08   16.06  158.23   25.84         0.20    1.72   37.74
     PEEK  Peekskill Fin. Corp. of NY             20.97   90.21   19.46   90.21   20.65         0.36    2.64   55.38
     PFSB  PennFed Fin. Services of NJ            11.41  122.86    8.21  141.35   11.70         0.16    1.16   13.22
     PWBK  Pennwood Bancorp, Inc. of PA           27.20   95.27   16.46   95.27   24.73         0.28    2.57   70.00
     PBKB  People's Bancshares of MA*             12.50  211.95    8.02  221.45     NM          0.76    3.66   45.78
     TSBS  Peoples Bancorp Inc of NJ(8)*            NM   108.00   42.19  111.32     NM          0.10    0.99   43.48
     PFDC  Peoples Bancorp of Auburn IN           15.63  147.38   22.06  147.38   15.63         0.48    2.40   37.50
     PBCT  Peoples Bank, MHC of CT (41.2)*        15.98  191.17   18.01  221.68     NM          0.92    3.60   57.50
     PFFC  Peoples Fin. Corp. of OH               15.49  101.01   17.52  101.01     NM          0.60    5.45     NM
     PHBK  Peoples Heritage Fin Grp of ME*        23.68  218.45   16.18  262.77   17.65         0.44    2.44   57.89
     PSFC  Peoples Sidney Fin. Corp of OH         23.74  149.04   27.61  149.04   23.74         0.28    1.71   40.58
     PERM  Permanent Bancorp, Inc. of IN          19.35  117.30   10.06  143.71   20.34         0.24    2.00   38.71
     PCBC  Perry Co. Fin. Corp. of MO             19.55   98.65   18.22   98.65   19.75         0.50    2.53   49.50
     PHFC  Pittsburgh Home Fin Corp of PA         11.59   96.27    6.68   97.30   13.02         0.24    1.90   22.02
     PFSL  Pocahontas Bancorp of AR               22.03  100.80   14.56  104.01   22.03         0.24    2.72   60.00
     PTRS  Potters Financial Corp of OH           14.14  121.74   10.39  121.74   15.73         0.28    2.00   28.28
     PHSB  Ppls Home SB, MHC of PA (45.0)         21.83  132.08   16.74  132.08   23.71         0.28    2.04   44.44
     PRBC  Prestige Bancorp of PA                 18.57   81.61    7.90   81.61   19.12         0.20    1.54   28.57
     PFNC  Progress Financial Corp. of PA         18.43  176.71   12.23  197.91   20.57         0.16    1.13   20.78
     PROV  Provident Fin. Holdings of CA          14.22   82.75    8.79   82.75     NM          0.00    0.00    0.00
     PULB  Pulaski Bk,SB MHC of MO (29.8)(8)      20.40  165.64   22.23  165.64   24.85         1.10    5.68     NM
     PLSK  Pulaski SB, MHC of NJ (47.0)           22.87  102.09   12.07  102.09   21.08         0.30    2.79   63.83
     PULS  Pulse Bancorp of S. River NJ(8)        14.94  180.68   15.24  180.68   14.94         0.80    3.08   45.98
     QCFB  QCF Bancorp of Virginia MN             12.94  130.46   22.82  130.46   13.33         0.00    0.00    0.00
     QCBC  Quaker City Bancorp of CA              13.16  112.61    9.80  112.61   13.39         0.00    0.00    0.00
     QCSB  Queens County Bancorp of NY*           26.86     NM    37.23     NM    27.35         0.80    2.68   72.07
     RARB  Raritan Bancorp of Raritan NJ(8)*      21.02  262.81   19.25  265.89   21.02         0.60    1.76   37.04
     RELY  Reliance Bancorp, Inc. of NY           11.90  114.11    8.95  163.58   11.30         0.72    2.91   34.62
     RELI  Reliance Bancshares Inc of WI(8)         NM   100.43   53.14  100.43     NM          0.00    0.00    0.00
     RCBK  Richmond County Fin Corp of NY           NM   117.60   24.23  118.08   19.25         0.24    1.64     NM
     RIVR  River Valley Bancorp of IN             12.97   89.32   12.17   90.48   14.77         0.22    1.59   20.56
     RVSB  Riverview Bancorp of WA                16.85  121.06   27.94  124.92   17.84         0.24    1.98   33.33
     RSLN  Roslyn Bancorp, Inc. of NY*            15.43  119.29   18.41  119.87   16.16         0.40    2.34   36.04
     SCCB  S. Carolina Comm. Bnshrs of SC         19.29   83.18   16.32   83.18   19.29         0.64    4.74     NM
     SFED  SFS Bancorp of Schenectady NY(8)       23.16  121.28   14.92  121.28   23.91         0.32    1.45   33.68
     SGVB  SGV Bancorp of W. Covina CA            20.63   94.68    7.48   95.87   20.97         0.00    0.00    0.00
     SISB  SIS Bancorp, Inc. of MA(8)*            23.66  216.74   15.48  216.74   19.02         0.64    1.61   38.10
     SWCB  Sandwich Bancorp of MA(8)*             21.94  246.45   20.68  253.54   23.17         1.40    2.60   57.14
     SKAN  Skaneateles Bancorp Inc of NY*         12.73  109.38    7.52  112.03   13.09         0.28    2.02   25.69
     SKBOD Skibo Fin Corp MHC of PA(45.0)           NM   112.89   18.96  112.89   27.91         0.30    2.50     NM
     SOBI  Sobieski Bancorp of S. Bend IN         20.42   86.10   11.98   86.10   21.01         0.32    2.21   45.07
     SFFS  Sound Bancorp MHC of NY (44.1)         15.87   99.80   19.02   99.80   15.87         0.00    0.00    0.00
     SSFC  South Street Fin. Corp. of NC*           NM   112.75   19.08  112.75     NM          0.40    4.81     NM
     SBAN  SouthBanc Shares Inc. of SC            29.03  101.58   21.08  101.58   27.27         0.48    2.67     NM
     SCBS  Southern Commun. Bncshrs of AL         17.33  125.48   21.76  125.48   17.33         0.30    2.31   40.00
     SMBC  Southern Missouri Bncrp of MO          23.10  102.34   15.83  102.34   22.17         0.50    3.01   69.44
     SVRN  Sovereign Bancorp, Inc. of PA          24.77  207.10   11.41  234.88   19.89         0.08    0.61   15.09
     STFR  St. Francis Cap. Corp. of WI           15.25  149.47   11.15  167.06   15.72         0.64    1.57   23.88
     SPBC  St. Paul Bancorp, Inc. of IL           16.85  190.55   18.29  191.26   17.57         0.60    2.92   49.18
     SFFC  StateFed Financial Corp. of IA         18.28  115.68   20.72  115.68   18.28         0.20    1.68   30.77
     SFIN  Statewide Fin. Corp. of NJ             12.81  106.82   10.38  106.97   13.36         0.52    3.35   42.98
     STSA  Sterling Financial Corp. of WA         18.40  117.84    6.00  299.45   12.60         0.00    0.00    0.00
     ROSE  T R Financial Corp. of NY*             14.82  225.40   14.03  225.40   17.42         0.88    2.69   39.82
     THRD  TF Financial Corp. of PA               13.31  114.34    8.57  134.74   16.52         0.48    2.59   34.53

     RP FINANCIAL, LC.
     -----------------------------------------
     Financial Services Industry Consultants
     1700 North Moore Street, Suite 2210
     Arlington, Virginia 22209
     (703) 528-1700

                                                                                            Exhibit IV-1 (continued)
                                                                                     Weekly Thrift Market Line - Part Two
                                                                                         Prices As Of October 30, 1998



                                                                  Key Financial Ratios                         Asset Quality Ratios
                                                 --------------------------------------------------------    -----------------------
                                                          Tang.      Reported Earnings     Core Earnings
                                                 Equity/ Equity/  ----------------------  ---------------      NPAs   Resvs/  Resvs/
     Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)     Assets   NPAs    Loans
     ---------------------                       ------- ------- ------- ------- -------  ------- -------    ------- ------- -------
                                                    (%)     (%)     (%)     (%)     (%)      (%)     (%)        (%)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     THTL  Thistle Group Holdings of PA           27.80    27.80    1.37    4.91    5.89     1.37    4.91       0.22   98.57    0.76
     TSBK  Timberland Bancorp of WA               32.34    32.34    1.79    9.12    5.01     1.69    8.57       3.10   21.28    0.91
     TRIC  Tri-County Bancorp of WY               16.45    16.45    1.00    6.40    5.96     1.03    6.57        NA      NA     1.01
     TWIN  Twin City Bancorp, Inc. of TN          12.67    12.67    1.02    7.92    6.72     0.82    6.41       0.37   27.12    0.14
     USAB  USABancshares, Inc of PA*               9.74     9.68    0.59    6.21    3.59     0.73    7.64       1.08   49.32    0.90
     UCBC  Union Community Bancorp of IN          40.02    40.02    1.44    5.52    3.92     1.44    5.52       0.33   99.15    0.40
     UCFC  United Community Fin. of OH            32.31    32.31    1.50    4.65    4.14     1.50    4.65       0.51   72.00    0.95
     UBMT  United Fin. Corp. of MT                14.74    14.25    1.12    7.57    5.57     1.09    7.40       0.42  156.46    1.02
     UTBI  United Tenn. Bancshares of TN          27.03    27.03    1.36    9.53    6.10     1.36    9.53       0.57  148.60    1.27
     WHGB  WHG Bancshares of MD                   15.28    15.28    0.58    3.18    4.28     0.58    3.18       0.65   41.31    0.46
     WSFS  WSFS Financial Corp. of DE*             6.15     6.13    1.12   19.55    8.11     1.08   18.85       1.17  134.48    3.28
     WVFC  WVS Financial Corp. of PA              11.10    11.10    1.20   10.72    6.31     1.30   11.60        NA      NA     1.19
     WRNB  Warren Bancorp of Peabody MA*          10.48    10.48    1.72   16.10    8.26     1.72   16.10        NA      NA     1.56
     WSBI  Warwick Community Bncrp of NY*         20.99    20.99    0.32    1.46    1.49     1.08    4.93       0.35  106.03    0.71
     WFSL  Washington Federal, Inc. of WA         13.90    12.91    1.96   15.10    8.09     1.90   14.69       0.52   81.10    0.57
     WAYN  Wayne Svgs Bks MHC of OH (48.2          9.53     9.53    0.71    7.52    4.00     0.64    6.80       0.49   58.18    0.36
     WCFB  Wbstr Cty FSB MHC of IA (45.6)         23.41    23.41    1.40    5.95    3.94     1.40    5.95       0.07  534.72    0.69
     WBST  Webster Financial Corp. of CT           5.97     5.06    0.68   12.38    5.27     0.76   13.90       0.39  159.51    1.14
     WEFC  Wells Fin. Corp. of Wells MN           15.37    15.37    1.19    8.16    8.79     1.11    7.60        NA      NA      NA
     WEBK  West Essex MHC of NJ (42.2)            13.43    13.43    0.34    2.51    2.77     0.34    2.51       1.10   54.38    1.60
     WCBI  WestCo Bancorp, Inc. of IL(8)          15.66    15.66    1.50    9.68    6.08     1.40    9.09       0.56   50.90    0.36
     WSTR  WesterFed Fin. Corp. of MT             10.73     8.75    0.72    6.77    7.12     0.72    6.77       0.52   94.24    0.74
     WOFC  Western Ohio Fin. Corp. of OH          14.52    13.58    0.07    0.51    0.53     0.06    0.43       1.29   74.24    1.36
     WEHO  Westwood Hmstd Fin Corp of OH          20.59    20.59    0.69    2.80    3.80     1.11    4.50       0.29   82.74    0.26
     FFWD  Wood Bancorp of OH                     13.57    13.57    1.43   11.15    6.85     1.16    9.02       0.16  243.12    0.48
     YFCB  Yonkers Fin. Corp. of NY               10.30    10.30    0.89    6.80    7.68     0.80    6.18       0.15  208.94    0.61
     YFED  York Financial Corp. of PA              8.89     8.89    0.84    9.60    5.60     0.66    7.54       2.25   31.83    0.90



                                                                Pricing Ratios                      Dividend Data(6)
                                                   ----------------------------------------     -------------------------
                                                                            Price/  Price/        Ind.   Divi-
                                                    Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
     Financial Institution                         Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
     ---------------------                         ------- ------- ------- ------- --------     ------- ------- ---------
                                                      (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
     NASDAQ Listed OTC Companies (continued)
     ---------------------------------------
     THTL  Thistle Group Holdings of PA              16.98   83.41   23.19   83.41   16.98         0.20    2.22   37.74
     TSBK  Timberland Bancorp of WA                  19.97  103.96   33.63  103.96   21.24         0.24    1.79   35.82
     TRIC  Tri-County Bancorp of WY                  16.78  104.51   17.19  104.51   16.35         0.44    3.45   57.89
     TWIN  Twin City Bancorp, Inc. of TN             14.89  117.36   14.87  117.36   18.40         0.40    3.02   44.94
     USAB  USABancshares, Inc of PA*                 27.88  110.69   10.78  111.37   22.66         0.00    0.00    0.00
     UCBC  Union Community Bancorp of IN             25.53   84.39   33.77   84.39   25.53         0.38    3.17     NM
     UCFC  United Community Fin. of OH               24.14  112.27   36.28  112.27   24.14         0.00    0.00    0.00
     UBMT  United Fin. Corp. of MT                   17.96  136.01   20.05  140.74   18.37         1.00    4.12   74.07
     UTBI  United Tenn. Bancshares of TN             16.38   84.09   22.73   84.09   16.38         0.00    0.00    0.00
     WHGB  WHG Bancshares of MD                      23.37   74.04   11.31   74.04   23.37         0.32    2.98   69.57
     WSFS  WSFS Financial Corp. of DE*               12.32  219.62   13.51  220.46   12.78         0.12    0.70    8.63
     WVFC  WVS Financial Corp. of PA                 15.86  168.64   18.72  168.64   14.65         0.60    3.90   61.86
     WRNB  Warren Bancorp of Peabody MA*             12.11  193.41   20.27  193.41   12.11         0.36    3.72   45.00
     WSBI  Warwick Community Bncrp of NY*              NM    97.78   20.52   97.78   19.92         0.16    1.25     NM
     WFSL  Washington Federal, Inc. of WA            12.36  177.70   24.70  191.33   12.71         0.92    3.45   42.59
     WAYN  Wayne Svgs Bks MHC of OH (48.2            25.00  183.60   17.49  183.60   27.65         0.62    3.40     NM
     WCFB  Wbstr Cty FSB MHC of IA (45.6)            25.40  148.84   34.84  148.84   25.40         0.80    5.00     NM
     WBST  Webster Financial Corp. of CT             18.99  170.87   10.19  201.55   16.91         0.44    1.78   33.85
     WEFC  Wells Fin. Corp. of Wells MN              11.38   94.02   14.45   94.02   12.22         0.60    3.64   41.38
     WEBK  West Essex MHC of NJ (42.2)                 NM    90.61   12.17   90.61     NM          0.00    0.00    0.00
     WCBI  WestCo Bancorp, Inc. of IL(8)             16.45  154.60   24.22  154.60   17.53         0.68    2.11   34.69
     WSTR  WesterFed Fin. Corp. of MT                14.04   92.97    9.98  114.06   14.04         0.54    2.96   41.54
     WOFC  Western Ohio Fin. Corp. of OH               NM   100.27   14.55  107.20     NM          1.00    4.42     NM
     WEHO  Westwood Hmstd Fin Corp of OH             26.32   93.63   19.28   93.63   16.39         0.40    4.00     NM
     FFWD  Wood Bancorp of OH                        14.61  153.85   20.88  153.85   18.06         0.36    2.77   40.45
     YFCB  Yonkers Fin. Corp. of NY                  13.02   93.54    9.63   93.54   14.33         0.32    2.26   29.36
     YFED  York Financial Corp. of PA                17.86  164.20   14.59  164.20   22.73         0.52    2.60   46.43

                                   EXHIBIT 2

                           Pro Forma Analysis Sheet
                             Fully Converted Basis

                                    EXHIBIT 2
                            PRO FORMA ANALYSIS SHEET
                                 Provident Bank
                          Prices as of October 30, 1998

                                                                                                               All SAIF-Insured
                                                             Peer Group                New York Companies          Companies
                                                      ------------------------  ----------------------------   ------------------
Price Multiple               Symbol     Subject (1)      Mean         Median          Mean        Median         Mean     Median
--------------               ------     ---------       -----         ------          -----       -------       ------    -------
Price-earnings ratio     =     P/E          11.x0       19.02          18.81x         16.73x        15.43x       17.45x     16.67x

Price-book ratio         =     P/B          57.46%      83.66%         84.31%         99.42%       109.19%      126.24%    114.33%

Price-assets ratio       =     P/A           8.34%      18.75%         17.42%         13.49%        17.84%       16.02%     14.91%


Valuation Parameters
--------------------
Pre-Conversion Earnings (Y)           $4,242,000             ESOP Stock Purchases (E)              8.(5)
Pre-Conversion Book Value (B)        $55,200,000             Cost of ESOP Borrowings (S)           0.(4)
Pre-Conv. Tang. Book Value (B)       $51,535,389             ESOP Amortization (T)                 10.00 years
Pre-Conversion Assets (A)           $691,068,000             RRP Amount (M)                        4.00%
Reinvestment Rate (2)(R)                   3.22%             RRP Vesting (N)                       5.00 years (5)
Est. Conversion Expenses (3)(X)            3.00%             Foundation (F)                        0.00%
Tax rate (TAX)                            40.00%             Tax Benefit (Z)                           0
                                                             Percentage Sold (PCT)               100.00%


Calculation of Pro Forma Value After Conversion
1.    V=                    P/E * (Y)                                       V=    $62,000,000
        -----------------------------------------------------
          1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V=                   P/B  *  (B+Z)                                    V=    $62,000,000
        -----------------------
          1 - P/B * PCT * (1-X-E-M-F)

3.    V=                   P/A * (A+Z)                                      V=    $62,000,000
        -------------------------------------
          1 - P/A * PCT * (1-X-E-M-F)
                                                                                                               Aggregate
                                             Shares Sold to  Price Per   Gross Offering     Total Shares     Market Value
Conclusion                                      Public        Share         Proceeds           Issued       of Stock Issued
-----------                                  --------------  ---------   --------------     ------------    ---------------
Minimum                                           5,270,000      10.00      $52,700,000        5,270,000         52,700,000
Midpoint                                          6,200,000      10.00       62,000,000        6,200,000         62,000,000
Maximum                                           7,130,000      10.00       71,300,000        7,130,000         71,300,000
Supermaximum                                      8,199,500      10.00       81,995,000        8,199,500         81,995,000

----------------------------------------------------------
(1)  Pricing ratios shown reflect the midpoint value.
(2)  Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of
     40.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 40.00 percent.

                                   EXHIBIT 3

                    Pro Forma Effect of Conversion Proceeds
                             Fully Converted Basis

                                   Exhibit 3
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Minimum



1.      Offering Proceeds                                                                              $52,700,000
        Less: Estimated Offering Expenses                                                                1,581,000
                                                                                                       -----------
        Net Conversion Proceeds                                                                        $51,119,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                          $51,119,000
      Less: Capital Expenditures                                                                                 0
      Less: Non-Cash Stock Purchases (1)                                                                 6,324,000
                                                                                                       -----------
      Net Proceeds Reinvested                                                                          $44,795,000
      Estimated net incremental rate of return                                                               3.22%
                                                                                                       -----------
      Earnings Increase                                                                                 $1,443,295
          Less: Estimated cost of ESOP borrowings (2)                                                            0
          Less: Amortization of ESOP borrowings (3)                                                        252,960
          Less: Recognition Plan Vesting (4)                                                               252,960
                                                                                                       -----------
      Net Earnings Increase                                                                               $937,375

                                                                                           Net
                                                                    Before              Earnings          After
3.    Pro Forma Earnings                                          Conversion            Increase        Conversion
                                                                  ----------            ---------       ----------
      12 Months ended September 30, 1998 (reported)               $4,242,000             $937,375       $5,179,375
      12 Months ended September 30, 1998 (core)                   $4,242,000             $937,375       $5,179,375

                                                  Before           Net Cash            Tax Benefit        After
4.    Pro Forma Net Worth                       Conversion         Proceeds          Of Contribution    Conversion
                                                -----------      -----------         ---------------   -----------
      September 30, 1998                        $55,200,000      $44,795,000                   $0      $99,995,000
      September 30, 1998 (Tangible)             $51,535,389      $44,795,000                   $0      $96,330,389
                                                  Before           Net Cash            Tax Benefit        After
5.    Pro Forma Assets                          Conversion         Proceeds          Of Contribution    Conversion
                                               ------------      -----------         ---------------  ------------
      September 30, 1998                       $691,068,000      $44,795,000                   $0     $735,863,000


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     40.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                 Provident Bank
                                 At the Midpoint




1.      Offering Proceeds                                                                              $62,000,000
        Less: Estimated Offering Expenses                                                                1,860,000
                                                                                                       -----------
        Net Conversion Proceeds                                                                        $60,140,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                          $60,140,000
      Less: Capital Expenditures                                                                                 0
      Less: Non-Cash Stock Purchases (1)                                                                 7,440,000
                                                                                                       -----------
      Net Proceeds Reinvested                                                                          $52,700,000
      Estimated net incremental rate of return                                                               3.22%
                                                                                                       -----------
      Earnings Increase                                                                                $ 1,697,994
          Less: Estimated cost of ESOP borrowings (2)                                                            0
          Less: Amortization of ESOP borrowings (3)                                                        297,600
          Less: Recognition Plan Vesting (4)                                                               297,600
                                                                                                       -----------
      Net Earnings Increase                                                                            $ 1,102,794

                                                                                           Net
                                                                    Before              Earnings          After
3.    Pro Forma Earnings                                          Conversion            Increase        Conversion
                                                                  ----------           ----------       ----------
      12 Months ended September 30, 1998 (reported)               $4,242,000           $1,102,794       $5,344,794
      12 Months ended September 30, 1998 (core)                   $4,242,000           $1,102,794       $5,344,794
                                                  Before           Net Cash            Tax Benefit        After
4.    Pro Forma Net Worth                       Conversion         Proceeds          Of Contribution    Conversion
                                                -----------      -----------         ---------------  ------------
      September 30, 1998                        $55,200,000      $52,700,000                   $0     $107,900,000
      September 30, 1998 (Tangible)             $51,535,389      $52,700,000                   $0     $104,235,389
                                                  Before           Net Cash            Tax Benefit        After
5.    Pro Forma Assets                          Conversion         Proceeds          Of Contribution    Conversion
                                               ------------      -----------         ---------------  ------------
      September 30, 1998                       $691,068,000      $52,700,000                   $0     $743,768,000


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     40.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                 Provident Bank
                                 At the Maximum

1.      Offering Proceeds                                                                              $71,300,000
        Less: Estimated Offering Expenses                                                                2,139,000
                                                                                                       -----------
        Net Conversion Proceeds                                                                        $69,161,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                          $69,161,000
      Less: Capital Expenditures                                                                                 0
      Less: Non-Cash Stock Purchases (1)                                                                 8,556,000
                                                                                                       -----------
      Net Proceeds Reinvested                                                                          $60,605,000
      Estimated net incremental rate of return                                                               3.22%
                                                                                                       -----------
      Earnings Increase                                                                                 $1,952,693
          Less: Estimated cost of ESOP borrowings (2)                                                            0
          Less: Amortization of ESOP borrowings (3)                                                        342,240
          Less: Recognition Plan Vesting (4)                                                               342,240
                                                                                                       -----------
      Net Earnings Increase                                                                             $1,268,213

                                                                                           Net
                                                                    Before              Earnings          After
3.    Pro Forma Earnings                                          Conversion            Increase        Conversion
                                                                  ----------           ----------       ----------
      12 Months ended September 30, 1998 (reported)               $4,242,000           $1,268,213       $5,510,213
      12 Months ended September 30, 1998 (core)                   $4,242,000           $1,268,213       $5,510,213

                                                  Before           Net Cash            Tax Benefit        After
4.    Pro Forma Net Worth                       Conversion         Proceeds          Of Contribution    Conversion
                                                -----------      -----------         ---------------  ------------
      September 30, 1998                        $55,200,000      $60,605,000                   $0     $115,805,000
      September 30, 1998 (Tangible)             $51,535,389      $60,605,000                   $0     $112,140,389

                                                  Before           Net Cash            Tax Benefit        After
5.    Pro Forma Assets                          Conversion         Proceeds          Of Contribution    Conversion
                                               ------------      -----------         ---------------  ------------
      September 30, 1998                       $691,068,000      $60,605,000                   $0     $751,673,000


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                    Exhibit 3
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                 Provident Bank
                            At the Supermaximum Value




1.      Offering Proceeds                                                                                 $81,995,000
        Less: Estimated Offering Expenses                                                                   2,459,850
                                                                                                          -----------
        Net Conversion Proceeds                                                                           $79,535,150


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                             $79,535,150
      Less: Capital Expenditures                                                                                    0
      Less: Non-Cash Stock Purchases (1)                                                                    9,839,400
                                                                                                          -----------
      Net Proceeds Reinvested                                                                             $69,695,750
      Estimated net incremental rate of return                                                                  3.22%
                                                                                                          -----------
      Earnings Increase                                                                                    $2,245,597
          Less: Estimated cost of ESOP borrowings (2)                                                               0
          Less: Amortization of ESOP borrowings (3)                                                           393,576
          Less: Recognition Plan Vesting (4)                                                                  393,576
                                                                                                          -----------
      Net Earnings Increase                                                                                $1,458,445

                                                                                           Net
                                                                    Before              Earnings          After
3.    Pro Forma Earnings                                          Conversion            Increase        Conversion
                                                                  ----------           ----------       -----------
      12 Months ended September 30, 1998 (reported)               $4,242,000           $1,458,445        $5,700,445
      12 Months ended September 30, 1998 (core)                   $4,242,000           $1,458,445        $5,700,445
                                                  Before           Net Cash            Tax Benefit        After
4.    Pro Forma Net Worth                       Conversion         Proceeds          Of Contribution    Conversion
                                                -----------      -----------         ---------------   ------------
      September 30, 1998                        $55,200,000      $69,695,750                   $0      $124,895,750
      September 30, 1998 (Tangible)             $51,535,389      $69,695,750                   $0      $121,231,139
                                                  Before           Net Cash            Tax Benefit        After
5.    Pro Forma Assets                          Conversion         Proceeds          Of Contribution    Conversion
                                               ------------      -----------         ---------------   ------------
      September 30, 1998                       $691,068,000      $69,695,750                   $0      $760,763,750


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     40.00 percent.

                                   EXHIBIT 4

                           Pro Forma Analysis Sheet
                            Minority Stock Offering

                                    EXHIBIT 4
                            PRO FORMA ANALYSIS SHEET
                                 Provident Bank
                          Prices as of October 30, 1998

                                                                                                                   All SAIF-Insured
                                                                 Peer Group               New York Companies          Companies
                                                             ------------------------  -------------------------  -----------------
   Price Multiple                  Symbol      Subject (1)   Mean         Median         Mean        Median       Mean       Median
   --------------                  ------      -----------   ------       ------         -----       -------      ------    -------
   Price-earnings ratio      =       P/E          13.07x      23.18        22.87x        16.73x        15.43x      17.45     16.67x

   Price-book ratio          =       P/B          78.10%     151.16%      144.86%        99.42%       109.19%     126.24%   114.33%

   Price-assets ratio        =       P/A           8.67%      20.29%       17.75%        13.49%        17.84%      16.02%    14.91%

   Valuation Parameters
   --------------------
   Pre-Conversion Earnings (Y)       $4,242,000             ESOP Stock Purchases (E)            8.00%(5)
   Pre-Conversion Book Value (B)    $55,200,000             Cost of ESOP Borrowings (S)         0.00%(4)
   Pre-Conv. Tang. Book Value (B)   $51,535,000             ESOP Amortization (T)               10.00 years
   Pre-Conversion Assets (A)       $691,068,000             RRP Amount (M)                      4.00%
   Reinvestment Rate (2)(R)               3.22%             RRP Vesting (N)                      5.00 years (5)
   Est. Conversion Expenses (3)(X)        4.33%             Foundation (F)                      0.00%
   Tax rate (TAX)                        40.00%             Tax Benefit (Z)                         0
                                                            Percentage Sold (PCT)              46.61%


   Calculation of Pro Forma Value After Conversion
   1.    V=                    P/E * (Y)                                  V=    $62,000,000
           -----------------------------------------------------
             1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

   2.    V=                   P/B  *  (B+Z)                               V=    $62,000,000
           -------------------------------------
             1 - P/B * PCT * (1-X-E-M-F)

   3.    V=                   P/A * (A+Z)                                 V=    $62,000,000
           -------------------------------------
             1 - P/A * PCT * (1-X-E-M-F)

                                                                                                                 Aggregate
                                  Shares Issued   Shares Sold to   Price Per   Gross Offering   Total Shares    Market Value
   Conclusion                          MHC           Public          Share      Proceeds           Issued      of Stock Issued
   -----------                    -------------   --------------   ---------   --------------   ------------   ---------------
   Minimum                            2,813,500        2,456,500       10.00      $24,565,000      2,456,500        24,565,000
   Midpoint                           3,310,000        2,890,000       10.00       28,900,000      2,890,000        28,900,000
   Maximum                            3,806,500        3,323,500       10.00       33,235,000      3,323,500        33,235,000
   Supermaximum                       4,377,475        3,822,025       10.00       38,220,250      3,822,025        38,220,250

   ----------------------------------------------------------
   (1)  Pricing ratios shown reflect the midpoint value.
   (2) Net return reflects a reinvestment rate of 5.37 percent, and a tax rate of 40.00 percent.
   (3)  Offering expenses shown at estimated midpoint value.
   (4)  No cost is applicable since holding company will fund the ESOP loan.
   (5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 40.00 percent.

                                   EXHIBIT 5

                               Pro Forma Effects
                            Minority Stock Offering

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Minimum



1.      Offering Proceeds                                                                                          $24,565,000
        Less: Estimated Offering Expenses                                                                            1,250,000
                                                                                                                   -----------
        Net Conversion Proceeds                                                                                    $23,315,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                      $23,315,000
      Less: Capital Expenditures                                                                                             0
      Less: Non-Cash Stock Purchases (1)                                                                             2,947,800
                                                                                                                   -----------
      Net Proceeds Reinvested                                                                                      $20,367,200
      Estimated net incremental rate of return                                                                           3.22%
                                                                                                                   -----------
      Earnings Increase                                                                                               $656,231
          Less: Estimated cost of ESOP borrowings (2)                                                                        0
          Less: Amortization of ESOP borrowings (3)                                                                    117,912
          Less: Recognition Plan Vesting (4)                                                                           117,912
                                                                                                                   -----------
      Net Earnings Increase                                                                                           $420,407

                                                                                               Net
                                                                            Before           Earnings               After
3.    Pro Forma Earnings                                                  Conversion         Increase             Conversion
                                                                        -------------        ------------         ------------
      12 Months ended September 30, 1998 (reported)                        $4,242,000            $420,407           $4,662,407
      12 Months ended September 30, 1998 (core)                            $4,242,000            $420,407           $4,662,407
                                                          Before         Net Cash          Tax Benefit              After
4.    Pro Forma Net Worth                               Conversion       Proceeds        Of Contribution          Conversion
                                                        -----------      ------------    ---------------          ------------
      September 30, 1998                                $55,200,000       $20,367,200                  $0          $75,567,200
      September 30, 1998 (Tangible)                     $51,535,000       $20,367,200                  $0          $71,902,200
                                                          Before         Net Cash          Tax Benefit              After
5.    Pro Forma Assets                                  Conversion       Proceeds        Of Contribution          Conversion
                                                       ------------      ------------    ---------------          ------------
      September 30, 1998                               $691,068,000       $20,367,200                  $0         $711,435,200

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4)  MRP is amortized over 5 years, and amortization expense is tax effected at
     40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Midpoint



1.    Offering Proceeds                                                                                            $28,900,000
      Less: Estimated Offering Expenses                                                                              1,250,000
                                                                                                                   -----------
      Net Conversion Proceeds                                                                                      $27,650,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                      $27,650,000
      Less: Capital Expenditures                                                                                             0
      Less: Non-Cash Stock Purchases (1)                                                                             3,468,000
                                                                                                                   -----------
      Net Proceeds Reinvested                                                                                      $24,182,000
      Estimated net incremental rate of return                                                                           3.22%
                                                                                                                   -----------
      Earnings Increase                                                                                               $779,144
          Less: Estimated cost of ESOP borrowings (2)                                                                        0
          Less: Amortization of ESOP borrowings (3)                                                                    138,720
          Less: Recognition Plan Vesting (4)                                                                           138,720
                                                                                                                   -----------
      Net Earnings Increase                                                                                           $501,704
                                                                                                    Net
                                                                             Before               Earnings           After
3.    Pro Forma Earnings                                                   Conversion             Increase         Conversion
                                                                           ----------            ---------         -----------
      12 Months ended September 30, 1998 (reported)                        $4,242,000            $501,704           $4,743,704
      12 Months ended September 30, 1998 (core)                            $4,242,000            $501,704           $4,743,704

                                                     Before             Net Cash            Tax Benefit          After
4.    Pro Forma Net Worth                          Conversion           Proceeds           Of Contribution     Conversion
                                                   -----------       -----------           ---------------    -----------
      September 30, 1998                           $55,200,000       $24,182,000                  $0          $79,382,000
      September 30, 1998 (Tangible)                $51,535,000       $24,182,000                  $0          $75,717,000

                                                     Before             Net Cash            Tax Benefit          After
5.    Pro Forma Assets                             Conversion           Proceeds           Of Contribution     Conversion
                                                   ----------         -----------          ---------------    ------------
      September 30, 1998                           $691,068,000       $24,182,000                  $0         $715,250,000

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                                At the Maximum

1.    Offering Proceeds                                                                                          $33,235,000
      Less: Estimated Offering Expenses                                                                            1,250,000
                                                                                                                 -----------
      Net Conversion Proceeds                                                                                    $31,985,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                    $31,985,000
      Less: Capital Expenditures                                                                                           0
      Less: Non-Cash Stock Purchases (1)                                                                           3,988,200
                                                                                                                 -----------
      Net Proceeds Reinvested                                                                                    $27,996,800
      Estimated net incremental rate of return                                                                         3.22%
                                                                                                                 -----------
      Earnings Increase                                                                                             $902,057
          Less: Estimated cost of ESOP borrowings (2)                                                                      0
          Less: Amortization of ESOP borrowings (3)                                                                  159,528
          Less: Recognition Plan Vesting (4)                                                                         159,528
                                                                                                                 -----------
      Net Earnings Increase                                                                                         $583,001

                                                                                                Net
                                                                           Before            Earnings             After
3.    Pro Forma Earnings                                                 Conversion          Increase           Conversion
                                                                         ------------        ------------       ------------
      12 Months ended September 30, 1998 (reported)                        $4,242,000            $583,001         $4,825,001
      12 Months ended September 30, 1998 (core)                            $4,242,000            $583,001         $4,825,001
                                                         Before          Net Cash          Tax Benefit             After
4.    Pro Forma Net Worth                              Conversion        Proceeds        Of Contribution         Conversion
                                                       ------------      ------------    ----------------        -----------
      September 30, 1998                                $55,200,000       $27,996,800                  $0        $83,196,800
      September 30, 1998 (Tangible)                     $51,535,000       $27,996,800                  $0        $79,531,800

                                                         Before          Net Cash          Tax Benefit             After
5.    Pro Forma Assets                                  Conversion       Proceeds        Of Contribution         Conversion
                                                       ------------      ------------    ----------------       ------------
      September 30, 1998                               $691,068,000       $27,996,800                  $0       $719,064,800

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   Exhibit 5
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                                Provident Bank
                           At the Supermaximum Value




1.      Offering Proceeds                                                                                          $38,220,250
        Less: Estimated Offering Expenses                                                                            1,250,000
                                                                                                                   -----------
        Net Conversion Proceeds                                                                                    $36,970,250


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                                      $36,970,250
      Less: Capital Expenditures                                                                                             0
      Less: Non-Cash Stock Purchases (1)                                                                             4,586,430
                                                                                                                   -----------
      Net Proceeds Reinvested                                                                                      $32,383,820
      Estimated net incremental rate of return                                                                           3.22%
                                                                                                                   -----------
      Earnings Increase                                                                                             $1,043,407
          Less: Estimated cost of ESOP borrowings (2)                                                                        0
          Less: Amortization of ESOP borrowings (3)                                                                    183,457
          Less: Recognition Plan Vesting (4)                                                                           183,457
                                                                                                                   -----------
      Net Earnings Increase                                                                                           $676,492

                                                                                                    Net
                                                                             Before               Earnings            After
3.    Pro Forma Earnings                                                   Conversion             Increase          Conversion
                                                                           ----------            ---------          ----------
      12 Months ended September 30, 1998 (reported)                        $4,242,000            $676,492           $4,918,492
      12 Months ended September 30, 1998 (core)                            $4,242,000            $676,492           $4,918,492

                                                          Before             Net Cash            Tax Benefit          After
4.    Pro Forma Net Worth                               Conversion           Proceeds           Of Contribution     Conversion
                                                        -----------       -----------           ---------------    -----------
      September 30, 1998                                $55,200,000       $32,383,820                  $0          $87,583,820
      September 30, 1998 (Tangible)                     $51,535,000       $32,383,820                  $0          $83,918,820

                                                          Before             Net Cash            Tax Benefit          After
5.    Pro Forma Assets                                  Conversion           Proceeds           Of Contribution     Conversion
                                                       ------------       -----------           ---------------   ------------
      September 30, 1998                               $691,068,000       $32,383,820                  $0         $723,451,820


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 40.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    40.00 percent.

                                   EXHIBIT 6

                         Firm Qualifications Statement

RP FINANCIAL, LC.
---------------------------------------             FIRM QUALIFICATION STATEMENT
FINANCIAL SERVICES INDUSTRY CONSULTANTS


     RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

     STRATEGIC AND CAPITAL PLANNING
     RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

     MERGER AND ACQUISITION SERVICES
     RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

     VALUATION SERVICES
     RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

     OTHER CONSULTING SERVICES AND DATA BASES
     RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

     YEAR 2000 SERVICES
     RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

     RP Financial's Key Personnel (Years of Relevant Experience)

        Ronald S. Riggins, Managing Director (18)
        William E. Pommerening, Managing Director (14)
        Gregory E. Dunn, Senior Vice President (16)
        James P. Hennessey, Senior Vice President (13)
        James J. Oren, Senior Vice President (11)

--------------------------------------------------------------------------------
Washington Headquarters
Rosslyn Center
1700 North Moore Street, Suite 2210
Arlington, VA 22209